UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7490
                                                     ---------------------

                  Nuveen Virginia Premium Income Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: May 31
                                           ------------------

                  Date of reporting period: May 31, 2006
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                      ANNUAL REPORT May 31, 2006

                         Nuveen Investments
                         Municipal Exchange-Traded
                         Closed-End Funds

   NUVEEN MARYLAND
    PREMIUM INCOME
    MUNICIPAL FUND
               NMY

   NUVEEN MARYLAND
DIVIDEND ADVANTAGE
    MUNICIPAL FUND
               NFM

   NUVEEN MARYLAND
DIVIDEND ADVANTAGE
  MUNICIPAL FUND 2
               NZR

   NUVEEN MARYLAND
DIVIDEND ADVANTAGE
  MUNICIPAL FUND 3
               NWI

   NUVEEN VIRGINIA
    PREMIUM INCOME
    MUNICIPAL FUND
               NPV

   NUVEEN VIRGINIA
DIVIDEND ADVANTAGE
    MUNICIPAL FUND
               NGB

   NUVEEN VIRGINIA
DIVIDEND ADVANTAGE
  MUNICIPAL FUND 2
               NNB


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KEEP.(R)

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

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Chairman's
     LETTER TO SHAREHOLDERS



Once again, I am pleased to report that over the twelve month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

Municipal bonds can be an important building block in a well balanced investment portfolio. In addition to providing attractive tax-free monthly income, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification. Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. I encourage you to contact your personal financial advisor who can help explain this important investment strategy.


"PORTFOLIO DIVERSIFICATION IS A RECOGNIZED WAY TO TRY TO REDUCE SOME OF THE RISK THAT COMES WITH INVESTING."


Nuveen Investments is pleased to offer you choices when it comes to receiving your fund reports. In addition to mailed print copies, you can also sign up to receive future Fund reports and other Fund information by e-mail and the Internet. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 11, 2006

Nuveen Investments Municipal Exchange-Traded Closed-End Funds
NMY, NFM, NZR, NWI, NPV, NGB, NNB

Portfolio Manager's
        COMMENTS


Portfolio manager Paul Brennan examines economic and municipal market conditions at both the national and state levels, key investment strategies, and the annual performance of these seven Nuveen Funds. Paul, who has 15 years of investment experience, has managed NMY and NPV since 1999; NFM, NZR, NGB, and NNB since 2001; and NWI since 2002.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED MAY 31, 2006?

During this reporting period, we saw a general increase in interest rates across the yield curve, although rates at the long end of the curve remained more stable than short-term rates during much of the period. Between June 1, 2005 and May 31, 2006, the Federal Reserve announced eight increases of 0.25% each in the fed funds rate, raising this short-term target by 200 basis points from 3% to 5%. By comparison, the yield on the benchmark 10-year U.S. Treasury note ended May 2006 at 5.11%, up from 4.01% 12 months earlier, while the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, was 5.22% at the end of May 2006, an increase of 44 basis points from the beginning of June 2005. As interest rates increased, bond valuations generally declined, and the yield curve flattened as shorter-term rates approached the levels of longer-term rates.

Even with rising interest rates, increased energy prices, and indications of slowing momentum in the manufacturing sector, the economy remained resilient, with a healthy pattern of growth. After expanding at a rate of 3.3% in the second quarter of 2005, the U.S. gross domestic product (GDP) grew by 4.1% in the third quarter before slowing to 1.7% in the fourth quarter (all GDP numbers annualized). In the first quarter of 2006, the GDP rebounded sharply to 5.6%, fueled by upturns in consumer and federal spending and accelerated business investment in equipment. The overall employment picture remained positive, with national unemployment at 4.6% in May 2006, down from 5.1% in May 2005. Despite an increase in inflation expectations, the year-over-year increase in the Consumer Price Index as of May 2006 was 4.2%. However, during the first five months of 2006, the pace of inflation picked up noticeably, rising at a rate of 5.2% annualized, compared with 3.4% for all of 2005.

Over the 12 months ended May 2006, municipal bond supply nationwide remained strong, as $403.6 billion in new securities came to market, up 6% from the previous 12 months. However, following record levels of issuance in calendar year 2005, we saw a sharp in supply during the first five months of 2006, when municipal issuance totaled $133.8 billion, off 19% from the same period in 2005. A major factor in 2006's decline in supply was the substantial reduction in pre-refunding volume, which dropped 56% from last year's levels as rising interest rates made advance refundings less economically attractive to issuers. Overall, demand for municipal bonds, especially those offering higher yields, continued to be strong and broad-based, with retail investors, property and casualty insurance companies, and hedge funds--all participating in the market.


HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN MARYLAND AND VIRGINIA DURING THIS PERIOD?

The Maryland economy continued to exhibit healthy growth during this reporting period, driven by the government sector and professional and business services, education, and healthcare. Due to the proximity of Washington D.C., the federal government continued to play a dominant role in the state's economy. Maryland also relied heavily on the healthcare and higher education sectors, with Johns Hopkins Hospital, Johns Hopkins University, and the University of Maryland Health System ranking among the state's largest employers. Maryland has below-median exposure to the manufacturing sector, which has been a positive factor over the past few years as manufacturing continued to struggle. In May 2006, Maryland's jobless rate was 3.8%, down from 4.2% in May 2005, putting unemployment in the state close to its pre-recession level of 3.6% in 2000. As was the case in many states and municipalities, an improving economy resulted in tax revenues that are exceeding projections. By the end of fiscal 2006, Maryland's general fund surplus was expected to total $1.2 billion. The $12.8 billion fiscal 2007 state budget, which provided additional funding for schools, healthcare, and higher education, represented a conservative 5% increase over fiscal 2006. As of May 2006, Moody's and Standard & Poor's maintained their ratings on Maryland general obligation (GO) debt at Aaa/AAA. During the 12 months ended May 31, 2006, issuance in the state totaled $6.8 billion, an increase of 30% over the previous 12-month period. For January-May 2006, contrary to national trends, Maryland saw $2.4 billion in new municipal paper, up 10% from the first five months of 2005. Plans call for Maryland to issue an additional $690 million in long-term GO debt in fiscal 2007. Overall, Maryland's debt levels were above the national medians. According to Moody's, Maryland ranked 15th among the 50 states in tax-supported debt and 17th in terms of debt per capita.

With a strong and diverse economic base, highly skilled work force, and relatively low business costs, Virginia's economy continued to perform well during this period, led by the government sector and professional and business services. In 2005, Virginia ranked as the seventh fastest growing state in the nation, with a gross state product of $5.6 billion compared with the national average of $3.5 billion. As in Maryland, Virginia's proximity to Washington D.C. meant that federal spending, especially in the defense sector, continued to be an important factor in the commonwealth's economy, with the Hampton Roads area serving as home to the nation's largest concentration of military installations. Technology also played an increasing role in Virginia's economy as manufacturing, especially in the south and southwestern portions of the commonwealth, continued to decline. In May 2006, Virginia's unemployment rate was the second lowest in the nation at 3.0%, down from 3.5% in May 2005. The commonwealth's biennium budget for 2005-2006 restored structural balance using a variety of actions, including sales and cigarette tax increases as well as expenditure reductions. Revenues for fiscal 2006 were projected to come in $124 million ahead of plan, and Virginia's rainy day fund has been restored to $664 million. In February 2006, Moody's reconfirmed its rating on Virginia GO debt at Aaa with a stable outlook, and S&P confirmed its AAA rating with a stable outlook. During the 12 months ended May 31, 2006, issuance in Virginia totaled $9.9 billion, an increase of 26% over the previous 12 months. However, the first five months of 2006 saw issuance fall off sharply to $1.7 billion, down 63% from the first five months of 2005. Some of this decline was due to the fact that 2005's numbers included a large tobacco deal issued by Virginia in May 2005. According to Moody's, Virginia's per capita debt was lower than the national median.


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

As interest rates rose and the yield curve flattened during this 12-month period, we continued to emphasize careful duration1 management, part of which included efforts to more closely align the duration and yield curve positioning of these Funds. Strategically, our purchase activity focused on attractively priced bonds maturing in 10 to 20 years. As the curve continued to flatten and the incremental yield on bonds with longer maturities decreased, we believed that bonds in the 10-year to 20-year range of the curve generally offered reward opportunities more commensurate with their risk levels. However, at various times during this 12-month period, we found that bonds available in longer parts of the yield curve offered more favorable characteristics, and we actively pursued these opportunities.

To help us maintain the Funds' durations within our preferred strategic range, we were also selectively selling holdings with shorter durations, such as bonds priced to short call dates, bonds that were currently callable, and short-dated pre-refunded bonds. Selling these shorter duration bonds and reinvesting further out in the 10-year to 20-year part of the yield curve also helped to improve the Funds' overall call protection profile.



1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

With yields rising during this period, we also found some opportunities to sell a few of our holdings that were purchased when yields were lower and replace them with similar, newer credits that yielded comparatively more. This process allowed us to maintain the Funds' current portfolio characteristics while strengthening their income potential.

In looking for potential purchase candidates, we kept an opportunistic eye toward all types of issuance that we believed could add value to the Funds' portfolios. Overall, portfolio activity was relatively light. As previously mentioned, while supply in Maryland remained strong over the period, Virginia saw a sharp decline in municipal issuance during the first five months of 2006. Since both Maryland and Virginia are high-quality states, much of the new supply was highly rated and/or insured, and the majority of our new purchases were higher-rated credits. During the latter part of this period, we took advantage of opportunities to add housing bonds across all of these Funds, which benefited their performance for the period.

We also continued to emphasize maintaining the Funds' weightings of bonds rated BBB or lower and non-rated bonds. However, tighter supply in Virginia during 2006 meant fewer interesting lower-rated credit opportunities than usual in that market. While we did find some attractive lower-rated issues to add to the Maryland Funds, the Virginia Funds' allocations of lower quality bonds generally remained stable over this period. Overall, both the Maryland and Virginia Funds continued to have good exposure to this market segment.

Over the past 12 months, our duration management strategies also included the use of forward interest rate swaps, a type of derivative financial instrument, in NFM, NZR, NWI, and NNB. As discussed in our last shareholder report, we began using these swaps in late 2004 in an effort to reduce the interest rate risk in these four Funds. These hedges were not an attempt to profit from correctly predicting the timing and direction of interest rate movements. Instead, our sole objective was to reduce the durations (and resulting pricing sensitivity) of these Funds without having a negative impact on their income streams or common share dividends over the short term. The hedging strategy was effective in helping to reduce the net asset value (NAV) volatility of NFM, NZR, and NNB, and we removed the hedges from NFM in June 2005 and from NZR and NNB during the first quarter of 2006. During this period, the hedges performed as expected.

HOW DID THE FUNDS PERFORM?

Individual results for these Maryland and Virginia Funds, as well as relevant benchmark and peer group information, are presented in the accompanying table.


TOTAL RETURNS ON NET ASSET VALUE*
For periods ended 5/31/06

MARYLAND FUNDS                        1-YEAR            5-YEAR           10-YEAR
--------------------------------------------------------------------------------
NMY                                   1.08%             7.11%            6.89%
--------------------------------------------------------------------------------
NFM                                   1.95%             7.16%            NA
--------------------------------------------------------------------------------
NZR                                   1.14%             NA               NA
--------------------------------------------------------------------------------
NWI                                   1.55%             NA               NA
--------------------------------------------------------------------------------
VIRGINIA FUNDS
--------------------------------------------------------------------------------
NPV                                   0.71%             6.65%            7.21%
--------------------------------------------------------------------------------
NGB                                   1.74%             7.71%            NA
--------------------------------------------------------------------------------
NNB                                   1.53%             NA               NA
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index2                           1.90%             5.27%            5.95%
--------------------------------------------------------------------------------
Lipper Other States
Municipal Debt Funds
Average3                              1.74%             7.13%            6.92%
--------------------------------------------------------------------------------

*Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

For the 12 months ended May 31, 2006, the total return on NAV for NFM exceeded the return on the Lehman Brothers Municipal Bond Index. The remaining six Funds underperformed this benchmark. NFM and NGB outperformed and matched, respectively, the average return for the Lipper Other States peer group, while the other five funds trailed the Lipper average. Shareholders should note that the performance of the Lipper Other States category represents the overall average of returns for funds from 10 different states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

One factor that affected the annual performance of these Funds, especially in relation to that of the unleveraged Lehman Brothers Municipal Bond Index, was the use of financial leverage. Although leveraging provides opportunities for additional income and total returns for common shareholders when interest rates fall or remain consistently low, this benefit is reduced when interest rates rise. With the increases in interest rates during this period, the decline in value of the bonds in the underlying portfolios of these Funds was exacerbated by the effects of leveraging. During periods of low short-term rates, these Funds generally pay lower dividends to their MuniPreferred shareholders, which



2 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

3 The Lipper Other States Municipal Debt Funds category average is calculated using the returns of all exchange-traded closed-end funds in this category for each period as follows: 1 year, 46; 5 years, 27; and 10 years, 18. Fund and Lipper returns assume reinvestment of dividends.

can leave more earnings to support common share dividends. Conversely, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise, impacting the Funds' income streams and total returns. However, we remain convinced that, over the long term, the use of financial leverage should work to the benefit of the Funds. This is demonstrated by the five-year and ten-year return performance--both absolute and relative--of NMY, NFM, NPV, and NGB.

Other influences on the Funds' total returns for this period included market factors such as rising interest rates and credit spread tightening as well as fund-specific factors such as yield curve and duration positioning, allocations to lower-rated credits, sector weightings, and pre-refunding activity.

As the yield curve continued to flatten over the course of this period, yield curve and duration positioning played important roles in the Funds' performances. On the whole, bonds in the Lehman Brothers Municipal Bond Index with maturities between 6 and 8 years were the most adversely impacted by recent changes in the yield curve, and they underperformed longer bonds (those with maturities of at least 22 years) by more than 200 basis points. Yield curve positioning or, more specifically, greater exposure to the longer parts of the yield curve that performed well helped the performance of these Funds during this period. However, NPV had less exposure to the longest part of the curve, which hurt its performance relative to the other Funds.

With bonds rated BBB or lower and nonrated bonds generally outperforming other credit quality sectors during this period, all of these Funds benefited from their allocations of lower-quality credits. The performance of this sector was largely the result of investor demand for the higher yields typically associated with lower-quality bonds, which drove up their value and tightened credit spreads. As of May 31, 2006, the Maryland Funds had weightings of BBB, sub-investment grade and nonrated bonds ranging from 16% in NMY to 17% in NZR and 19% in NFM and NWI, while the Virginia Funds had allocations of 10% in NPV, 11% in NNB, and 14% in NGB. NPV's lighter exposure to bonds in this market segment, especially to bonds rated BB and lower, detracted from its 12-month performance.

Among the lower-rated holdings making contributions to the Funds' total returns for this period were industrial development revenue and resource recovery bonds, healthcare (including hospitals), and tobacco, all of which ranked among the top performing revenue sectors in the Lehman Brothers Municipal Bond Index.

Housing bonds were also among some of the best performing credits in the Funds' portfolios, as rising interest rates lessened the incidence and impact of prepayments and bond calls. Both multifamily and single-family housing bonds were positive contributors across all of these Funds. With a weighting of 16%, NFM, which took advantage of the ample opportunities to purchase housing bonds during the Fund's initial investment period in 2001, had the highest exposure to these credits, while NPV had the lowest, at 5%.

During this period, we continued to see a number of advance refundings4, which benefit the Funds through price appreciation and enhanced credit quality. As the yield curve flattened, more lower coupon bonds were being pre-refunded, which meant that, in general, the positive impact from refinancings was less than in the previous reporting period.

While advance refundings generally enhanced performance for this 12-month period, the rising interest rate environment--especially at the short end of the yield curve--meant that the Funds' holdings of older, previously pre-refunded bonds tended to underperform the general municipal market, due primarily to the shorter effective maturities of these bonds. This was especially true in NMY and NZR. Other sectors that tended to underperform the general municipal market included general obligation bonds and special tax-backed issues.


HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF MAY 31, 2006?

We continued to believe that maintaining overall strong credit quality was an important technique. As of May 31, 2006, all seven of these Funds continued to offer excellent overall credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 67% in NFM to 73% in NMY, 74% in NZR and NWI, and 78% in NGB to 82% in NNB and 83% in NPV.

As of May 31, 2006, potential call exposure for the period from June 2006 through the end of 2007 ranged from zero in NNB, 2% in NFM, NZR, NWI, and NGB, and 4% in NPV to 15% in NMY. In general, NMY continued to hold many of these callable bonds during the period, in part due to their performance potential. The number of actual bond calls in all of these Funds depends largely on future market interest rates.


4 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Dividend and Share Price
       INFORMATION

As previously noted, all of the Funds in this report use leverage to potentially enhance opportunities for additional income for common shareholders. During periods of rising short-term interest rates, as was the case during this reporting period, the Funds' borrowing costs also rise, reducing the extent of the benefits of leveraging. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds generally offering lower yields, especially in the older Funds. These factors resulted in one monthly dividend reduction in NFM, NGB, and NNB and two in NMY, NZR, and NPV over the 12-month period ended May 31, 2006. The dividend of NWI remained stable throughout this reporting period, due in part to the hedging strategy in place in this Fund.

Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2005, as follows:

             LONG-TERM CAPITAL GAINS                    ORDINARY INCOME
                         (PER SHARE)                        (PER SHARE)
--------------------------------------------------------------------------------
NMY                          $0.0245                            $0.0069
--------------------------------------------------------------------------------
NZR                          $0.0275                            $0.0001
--------------------------------------------------------------------------------
NPV                          $0.2431                                 --
--------------------------------------------------------------------------------
NNB                          $0.0666                                 --
--------------------------------------------------------------------------------

These distributions, which represented an important part of the total returns of these four Funds for this period, were generated by bond calls and sales of appreciated securities. This had a slight negative impact on the earning power per common share of these Funds and was a minor factor in the common share dividend reductions noted above.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2006, all of the Funds in this report except NWI had a positive UNII balance for both financial statement and tax purposes. NWI had a positive UNII balance for tax purposes, and a negative UNII balance for financial statement purposes.

At the end of the reporting period, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                             5/31/06                   12-MONTH AVERAGE
                    PREMIUM/DISCOUNT                   PREMIUM/DISCOUNT
--------------------------------------------------------------------------------
NMY                           +0.35%                             +2.31%
--------------------------------------------------------------------------------
NFM                           +4.26%                             +7.10%
--------------------------------------------------------------------------------
NZR                            0.00%                             +4.51%
--------------------------------------------------------------------------------
NWI                           -3.35%                             -2.13%
--------------------------------------------------------------------------------
NPV                           +0.13%                             +7.01%
--------------------------------------------------------------------------------
NGB                          +14.69%                            +12.91%
--------------------------------------------------------------------------------
NNB                           +9.19%                             +9.04%
--------------------------------------------------------------------------------

Nuveen Maryland Premium Income Municipal Fund
NMY

Performance
     OVERVIEW As of May 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              48%
AA                               25%
A                                11%
BBB                               9%
BB or Lower                       5%
N/R                               2%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jun                            0.069
Jul                            0.069
Aug                            0.069
Sep                           0.0655
Oct                           0.0655
Nov                           0.0655
Dec                            0.062
Jan                            0.062
Feb                            0.062
Mar                            0.062
Apr                            0.062
May                            0.062

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/01/05                       15.75
                              15.76
                              15.8
                              15.78
                              15.62
                              15.63
                              15.65
                              15.65
                              15.78
                              15.75
                              15.65
                              15.57
                              15.65
                              15.53
                              15.69
                              15.63
                              15.68
                              15.72
                              15.73
                              15.84
                              15.84
                              15.98
                              16.1
                              15.99
                              15.84
                              15.85
                              15.69
                              15.69
                              15.69
                              15.64
                              15.61
                              15.57
                              15.63
                              15.58
                              15.64
                              15.58
                              15.68
                              15.58
                              15.59
                              15.47
                              15.59
                              15.59
                              15.59
                              15.6
                              15.62
                              15.83
                              16.01
                              16.12
                              15.9
                              16
                              16
                              15.95
                              15.64
                              15.7
                              15.83
                              15.83
                              15.8
                              15.81
                              15.79
                              15.9
                              15.91
                              16
                              15.81
                              15.94
                              16.01
                              15.86
                              16.05
                              16.13
                              16.1
                              15.86
                              15.94
                              16.05
                              16.02
                              15.93
                              15.93
                              15.81
                              15.93
                              15.78
                              15.8
                              15.68
                              15.5
                              15.29
                              15.26
                              15.28
                              15.32
                              15.38
                              15.4
                              15.36
                              15.58
                              15.54
                              15.52
                              15.4
                              15.46
                              15.48
                              15.39
                              15.21
                              15.09
                              15.05
                              15.08
                              15
                              14.95
                              15.46
                              15.3
                              15.18
                              14.92
                              14.99
                              15.01
                              14.99
                              15.05
                              15.1
                              15.1
                              14.92
                              14.95
                              15.16
                              14.85
                              14.94
                              14.75
                              14.69
                              14.67
                              14.69
                              14.36
                              14.49
                              14.39
                              14.28
                              14.25
                              14.3
                              14.52
                              14.43
                              14.45
                              14.4
                              14.25
                              14.01
                              14
                              14.07
                              13.96
                              13.93
                              13.96
                              13.75
                              13.73
                              13.88
                              13.94
                              13.96
                              13.8
                              13.77
                              13.84
                              13.95
                              13.98
                              14.09
                              14.11
                              14.18
                              14.18
                              14.16
                              14.25
                              14.35
                              14.48
                              14.46
                              14.63
                              14.7
                              14.73
                              14.97
                              14.74
                              14.72
                              14.96
                              14.96
                              14.9
                              15.26
                              15.1
                              14.99
                              14.83
                              15.05
                              15.04
                              15.09
                              15
                              14.88
                              14.9
                              14.85
                              14.85
                              14.91
                              14.83
                              14.68
                              14.62
                              14.6
                              14.61
                              14.64
                              14.51
                              14.65
                              14.63
                              14.78
                              14.76
                              14.8
                              14.98
                              15.05
                              14.98
                              15.01
                              15.1
                              14.96
                              14.97
                              15
                              15
                              15.09
                              14.98
                              15.16
                              15.16
                              15.15
                              15.21
                              15.16
                              15.21
                              15.29
                              15.28
                              15.21
                              15.27
                              15.12
                              15.22
                              15.24
                              15.25
                              15.22
                              15.2
                              14.91
                              14.83
                              14.71
                              14.68
                              14.95
                              15
                              14.85
                              14.85
                              14.71
                              14.89
                              14.88
                              14.81
                              14.78
                              14.86
                              14.95
                              14.95
                              14.76
                              14.75
                              14.5
                              14.68
                              14.67
                              14.62
                              14.52
                              14.52
                              14.53
                              14.54
                              14.65
                              14.65
                              14.67
                              14.59
                              14.56
                              14.6
                              14.54
                              14.57
                              14.57
                              14.47
                              14.42
5/31/06                        14.52


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.52
------------------------------------
Common Share
Net Asset Value               $14.47
------------------------------------
Premium/(Discount) to NAV      0.35%
------------------------------------
Market Yield                   5.12%
------------------------------------
Taxable-Equivalent Yield1      7.47%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $153,834
------------------------------------
Average Effective Maturity
on Securities (Years)          15.69
------------------------------------
Leverage-Adjusted Duration      8.56
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -2.94%         1.08%
------------------------------------
5-Year          3.87%         7.11%
------------------------------------
10-Year         7.01%         6.89%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         23.6%
------------------------------------
Health Care                    14.8%
------------------------------------
Tax Obligation/Limited         14.4%
------------------------------------
Education and Civic
   Organizations               13.3%
------------------------------------
U.S. Guaranteed                12.5%
------------------------------------
Housing/Multifamily            10.5%
------------------------------------
Other                          10.9%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.0314 per share.

Nuveen Maryland Dividend Advantage Municipal Fund
NFM

Performance
      OVERVIEW As of May 31, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              47%
AA                               20%
A                                14%
BBB                              12%
BB or Lower                       2%
N/R                               5%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                           0.0715
Jul                           0.0715
Aug                           0.0715
Sep                           0.0715
Oct                           0.0715
Nov                           0.0715
Dec                           0.0715
Jan                           0.0715
Feb                           0.0715
Mar                            0.068
Apr                            0.068
May                            0.068


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/01/05                       15.71
                              15.95
                              15.96
                              15.8
                              15.86
                              15.87
                              15.77
                              15.54
                              15.51
                              15.71
                              15.85
                              15.57
                              15.8
                              15.8
                              16.07
                              16.15
                              16.4
                              16.29
                              16.29
                              16.35
                              16.3
                              16.08
                              16.1
                              15.79
                              15.9
                              15.9
                              15.85
                              15.94
                              15.74
                              15.85
                              15.94
                              16.02
                              16.1
                              15.79
                              15.85
                              15.78
                              15.78
                              15.7
                              15.75
                              15.6
                              15.76
                              15.81
                              15.81
                              15.84
                              15.72
                              15.8
                              15.78
                              15.72
                              15.72
                              15.81
                              15.92
                              15.93
                              16.05
                              15.95
                              16.23
                              16.3
                              16.4
                              16.5
                              16.75
                              16.69
                              16.46
                              16.57
                              16.5
                              16.73
                              16.63
                              16.6
                              16.58
                              16.69
                              16.8
                              17.2
                              16.6
                              16.6
                              16.64
                              16.3
                              16.3
                              16.2
                              16.25
                              16.35
                              16.23
                              15.99
                              15.84
                              15.75
                              15.78
                              15.66
                              15.73
                              15.7
                              15.61
                              15.92
                              15.99
                              15.9
                              15.93
                              15.95
                              15.99
                              15.99
                              15.71
                              15.6
                              15.6
                              15.89
                              15.75
                              15.9
                              15.75
                              15.75
                              15.76
                              15.9
                              15.8
                              15.83
                              15.6
                              15.58
                              15.65
                              15.6
                              15.65
                              15.33
                              15.25
                              15.53
                              15.5
                              15.5
                              15.41
                              15.36
                              15.2
                              15.06
                              14.9
                              14.75
                              14.7
                              14.84
                              14.61
                              14.74
                              14.67
                              14.91
                              14.77
                              15
                              14.93
                              14.8
                              14.7
                              14.92
                              14.92
                              14.85
                              14.71
                              14.75
                              14.7
                              14.69
                              14.69
                              14.85
                              15.14
                              15.5
                              15.16
                              15
                              15.28
                              15.42
                              15.5
                              15.25
                              15.25
                              15.17
                              15.7
                              15.65
                              15.7
                              15.78
                              15.85
                              15.73
                              15.9
                              16
                              15.95
                              15.75
                              16.1
                              15.95
                              16.04
                              15.95
                              15.9
                              15.85
                              16.17
                              16.5
                              16.49
                              16.45
                              16.42
                              16.39
                              16.5
                              16.35
                              16.5
                              16.77
                              16.7
                              16.7
                              16.77
                              16.99
                              16.73
                              16.67
                              16.69
                              16.8
                              16.72
                              16.75
                              16.72
                              17
                              16.86
                              17
                              16.67
                              16.67
                              16.55
                              16.6
                              16.6
                              16.73
                              16.85
                              16.8
                              16.8
                              16.87
                              17.09
                              16.6
                              16.35
                              16.15
                              16.15
                              16.05
                              16.3
                              16.36
                              16.36
                              16.25
                              16.05
                              16.05
                              16.15
                              16.2
                              15.9
                              15.9
                              15.65
                              15.6
                              15.7
                              15.65
                              15.9
                              15.95
                              15.95
                              15.65
                              16
                              15.9
                              15.75
                              15.8
                              15.81
                              15.83
                              15.83
                              15.82
                              15.83
                              15.75
                              15.9
                              15.85
                              15.95
                              15.98
                              15.9
                              15.5
                              15.46
                              15.35
                              15.29
                              15.39
                              15.26
                              15.33
                              15.33
                              15.23
                              15.2
                              15.33
                              15.21
                              15.27
5/31/06                       15.19


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.19
------------------------------------
Common Share
Net Asset Value               $14.57
------------------------------------
Premium/(Discount) to NAV      4.26%
------------------------------------
Market Yield                   5.37%
------------------------------------
Taxable-Equivalent Yield1      7.84%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $60,762
------------------------------------
Average Effective Maturity
on Securities (Years)          18.47
------------------------------------
Leverage-Adjusted Duration      7.59
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 1/23/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          2.51%         1.95%
------------------------------------
5-Year          4.69%         7.16%
------------------------------------
Since
Inception       5.89%         6.36%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         24.2%
------------------------------------
Health Care                    17.0%
------------------------------------
U.S. Guaranteed                13.6%
------------------------------------
Tax Obligation/Limited         12.9%
------------------------------------
Housing/Multifamily            12.8%
------------------------------------
Education and Civic
   Organizations                8.9%
------------------------------------
Other                          10.6%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Maryland Dividend Advantage Municipal Fund 2
NZR

Performance
      OVERVIEW As of May 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              49%
AA                               25%
A                                 9%
BBB                               9%
BB or Lower                       3%
N/R                               5%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jun                            0.073
Jul                            0.073
Aug                            0.073
Sep                           0.0695
Oct                           0.0695
Nov                           0.0695
Dec                           0.0695
Jan                           0.0695
Feb                           0.0695
Mar                            0.066
Apr                            0.066
May                            0.066


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/01/05                       15.51
                              15.42
                              15.55
                              15.5
                              15.47
                              15.6
                              15.46
                              15.41
                              15.3
                              15.43
                              15.38
                              15.53
                              15.87
                              15.52
                              15.53
                              15.73
                              15.94
                              15.93
                              16.11
                              15.8
                              15.98
                              15.89
                              16.39
                              16.6
                              16.45
                              16
                              15.93
                              15.96
                              16.07
                              16.23
                              15.88
                              16.04
                              15.96
                              16.19
                              16.1
                              16.23
                              16.02
                              15.76
                              15.54
                              15.68
                              15.69
                              15.61
                              15.61
                              15.47
                              15.4
                              15.35
                              15.49
                              15.5
                              15.64
                              15.75
                              15.86
                              15.8
                              15.85
                              15.88
                              16.2
                              16.17
                              16.17
                              15.85
                              15.86
                              15.85
                              15.93
                              15.77
                              15.8
                              16.18
                              16.14
                              16.14
                              16
                              15.96
                              16.07
                              16.13
                              16.05
                              16
                              16.07
                              15.79
                              15.99
                              15.99
                              15.8
                              16.11
                              16.19
                              16.3
                              16.11
                              16
                              15.95
                              16.09
                              15.91
                              15.93
                              15.9
                              15.98
                              16.05
                              16.05
                              16
                              16.12
                              15.93
                              15.89
                              15.7
                              15.78
                              15.65
                              15.59
                              15.6
                              15.3
                              15.23
                              15.55
                              15.45
                              15.35
                              15.08
                              15.3
                              15.46
                              15.55
                              15.49
                              15.54
                              15.65
                              15.8
                              15.8
                              16
                              16.1
                              16.1
                              15.95
                              15.9
                              15.7
                              15.78
                              15.51
                              15.6
                              15.47
                              15.45
                              15.4
                              15.4
                              15.49
                              15.32
                              15.72
                              15.97
                              15.63
                              15.68
                              15.51
                              15.65
                              15.53
                              15.52
                              15.59
                              15.66
                              16
                              16.05
                              16.06
                              16.05
                              16.05
                              16.3
                              16.24
                              16.08
                              16.34
                              16.37
                              16.22
                              16.33
                              16.33
                              16.38
                              16.19
                              16.28
                              16.42
                              16.42
                              16.55
                              16.55
                              16.5
                              16.5
                              16.33
                              16.5
                              16.23
                              16.14
                              16.21
                              16.15
                              16.05
                              16.15
                              15.95
                              16.2
                              16.05
                              16.5
                              16.6
                              16.48
                              16.5
                              16.15
                              16.45
                              16.8
                              16.5
                              16.31
                              16.43
                              16.6
                              16.69
                              16.52
                              16.42
                              16.35
                              16.15
                              16.25
                              16.2
                              16.39
                              16.65
                              16.8
                              16.67
                              16.3
                              16.3
                              16.3
                              16.05
                              15.92
                              15.9
                              16.2
                              16.05
                              15.84
                              15.84
                              15.65
                              15.4
                              15.2
                              15.2
                              14.95
                              14.99
                              15.03
                              14.93
                              14.92
                              15.05
                              15.28
                              15.15
                              15.12
                              15.3
                              15.12
                              15.3
                              15.13
                              15.4
                              15.38
                              15.41
                              15.36
                              15.26
                              14.95
                              15
                              15.03
                              15.23
                              15.05
                              14.9
                              15.15
                              15.15
                              14.95
                              14.98
                              14.7
                              14.88
                              14.9
                              15
                              15.12
                              15.17
                              15.23
                              15.2
                              15.15
                              15
                              14.97
                              15.02
                              14.95
                              15.05
                              14.95
                              14.98
                              14.94
                              14.9
                              14.98
5/31/06                       14.76


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.76
------------------------------------
Common Share
Net Asset Value               $14.76
------------------------------------
Premium/(Discount) to NAV      0.00%
------------------------------------
Market Yield                   5.37%
------------------------------------
Taxable-Equivalent Yield1      7.84%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $61,726
------------------------------------
Average Effective Maturity
on Securities (Years)          17.16
------------------------------------
Leverage-Adjusted Duration      8.05
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          1.13%         1.14%
------------------------------------
Since
Inception       5.35%         6.47%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         25.7%
------------------------------------
U.S. Guaranteed                16.4%
------------------------------------
Health Care                    14.4%
------------------------------------
Tax Obligation/Limited         13.3%
------------------------------------
Education and Civic
   Organizations               11.2%
------------------------------------
Housing/Multifamily             7.0%
------------------------------------
Other                          12.0%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.0276 per share.

Nuveen Maryland Dividend Advantage Municipal Fund 3
NWI


Performance
      OVERVIEW As of May 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              42%
AA                               32%
A                                 7%
BBB                              12%
BB or Lower                       3%
N/R                               4%



Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                           0.0595
Jul                           0.0595
Aug                           0.0595
Sep                           0.0595
Oct                           0.0595
Nov                           0.0595
Dec                           0.0595
Jan                           0.0595
Feb                           0.0595
Mar                           0.0595
Apr                           0.0595
May                           0.0595


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/01/05                       14.38
                              14.47
                              14.54
                              14.2
                              14.31
                              14.2
                              14.26
                              14.23
                              14.16
                              14.08
                              14.14
                              14.25
                              14.41
                              14.45
                              14.42
                              14.48
                              14.69
                              14.61
                              14.55
                              14.55
                              14.65
                              14.56
                              14.67
                              14.76
                              14.5
                              14.66
                              14.63
                              14.51
                              14.53
                              14.4
                              14.27
                              14.35
                              14.11
                              14.03
                              14.02
                              14.1
                              14.15
                              14.44
                              14.36
                              14.4
                              14.39
                              14.45
                              14.45
                              14.5
                              14.4
                              14.5
                              14.49
                              14.41
                              14.32
                              14.55
                              14.32
                              14.27
                              14.54
                              14.46
                              14.55
                              14.42
                              14.29
                              14.55
                              14.31
                              14.36
                              14.57
                              14.67
                              14.8
                              14.59
                              14.52
                              14.52
                              14.5
                              14.49
                              14.48
                              14.55
                              14.56
                              14.55
                              14.54
                              14.67
                              14.49
                              14.4
                              14.12
                              14.3
                              14.53
                              14.75
                              14.81
                              14.82
                              14.68
                              14.64
                              14.63
                              14.37
                              14.66
                              14.66
                              14.62
                              14.62
                              14.55
                              14.5
                              14.44
                              14.41
                              14.24
                              14.17
                              14.1
                              14.19
                              14.12
                              14.04
                              14.01
                              14.12
                              14.25
                              14.31
                              14.35
                              14.1
                              14.1
                              14.27
                              14.41
                              14.4
                              14.04
                              14.26
                              14.32
                              14.48
                              14.14
                              14
                              14.01
                              14
                              14.29
                              14.07
                              14.3
                              14.1
                              14.1
                              14.06
                              13.97
                              14
                              14.04
                              14.09
                              13.98
                              13.84
                              14.01
                              13.84
                              13.85
                              14.05
                              14.15
                              14.11
                              13.75
                              13.6
                              13.55
                              13.59
                              13.56
                              13.56
                              13.57
                              13.7
                              13.73
                              13.76
                              13.79
                              13.98
                              14
                              14.35
                              14.35
                              14.34
                              14.11
                              14.2
                              14.29
                              14.1
                              14.27
                              14.2
                              14.31
                              14.35
                              14.19
                              14.09
                              14.19
                              14.35
                              14.3
                              14.18
                              14.35
                              14.62
                              14.39
                              14.53
                              14.45
                              14.34
                              14.29
                              14.27
                              14.22
                              14.19
                              14.15
                              14.13
                              14.24
                              14.43
                              14.58
                              14.24
                              14.45
                              14.56
                              14.39
                              14.65
                              14.34
                              14.65
                              14.55
                              14.6
                              14.35
                              14.36
                              13.98
                              14
                              14.2
                              14.51
                              14.4
                              14.15
                              14.38
                              14.54
                              14.51
                              14.65
                              14.4
                              14.4
                              14.04
                              14.01
                              14.02
                              14
                              14.07
                              14
                              14.04
                              13.96
                              14.07
                              14
                              14.08
                              14.55
                              14.38
                              14.08
                              13.99
                              13.9
                              13.9
                              14.1
                              14.2
                              14.2
                              14.25
                              14.3
                              14.3
                              14.24
                              14.11
                              13.98
                              14.14
                              14.4
                              14.4
                              14.4
                              13.98
                              14
                              13.95
                              13.95
                              13.93
                              13.93
                              13.98
                              13.98
                              13.91
                              13.8
                              14
                              13.82
                              13.7
                              13.7
                              13.7
                              13.64
                              13.76
                              13.78
                              13.81
                              13.77
5/31/06                       13.85


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.85
------------------------------------
Common Share
Net Asset Value               $14.33
------------------------------------
Premium/(Discount) to NAV     -3.35%
------------------------------------
Market Yield                   5.16%
------------------------------------
Taxable-Equivalent Yield1      7.53%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $76,809
------------------------------------
Average Effective Maturity
on Securities (Years)          17.21
------------------------------------
Leverage-Adjusted Duration      7.83
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          1.09%         1.55%
------------------------------------
Since
Inception       3.14%         5.30%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         23.0%
------------------------------------
U.S. Guaranteed                16.4%
------------------------------------
Tax Obligation/General         15.9%
------------------------------------
Health Care                    12.1%
------------------------------------
Housing/Multifamily            10.0%
------------------------------------
Education and Civic
   Organizations                9.0%
------------------------------------
Other                          13.6%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Virginia Premium Income Municipal Fund
NPV

Performance
      OVERVIEW As of May 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              52%
AA                               31%
A                                 7%
BBB                               6%
BB or Lower                       1%
N/R                               3%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jun                            0.069
Jul                            0.069
Aug                            0.069
Sep                            0.069
Oct                            0.069
Nov                            0.069
Dec                           0.0655
Jan                           0.0655
Feb                           0.0655
Mar                            0.062
Apr                            0.062
May                            0.062


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/01/05                       17.68
                              17.88
                              18
                              18.02
                              18.02
                              18.03
                              18.07
                              18.07
                              17.95
                              17.95
                              17.81
                              17.4
                              17.39
                              17.28
                              17.4
                              17.47
                              17.33
                              17.34
                              17.44
                              17.39
                              17.4
                              17.51
                              17.91
                              17.85
                              17.87
                              17.69
                              17.95
                              18.1
                              17.91
                              17.45
                              17.3
                              17.12
                              17.13
                              17.02
                              17.06
                              16.85
                              16.75
                              16.72
                              16.8
                              16.78
                              16.94
                              17.09
                              17.09
                              16.95
                              16.92
                              16.81
                              16.87
                              16.93
                              16.94
                              16.92
                              16.96
                              16.78
                              16.86
                              16.85
                              16.89
                              16.59
                              16.75
                              16.66
                              16.65
                              16.7
                              16.85
                              16.94
                              17.19
                              17.49
                              17.23
                              17.29
                              17.22
                              17.44
                              17.4
                              17.26
                              17.56
                              17.42
                              17.53
                              17.49
                              17.53
                              17.57
                              17.5
                              17.35
                              17.3
                              17.2
                              17.05
                              16.79
                              16.63
                              16.62
                              16.98
                              17
                              17.1
                              17.45
                              17.35
                              17.52
                              17.55
                              17.7
                              17.55
                              17.9
                              17.88
                              17.6
                              17.6
                              17.58
                              17.7
                              17.53
                              17.07
                              17.18
                              17.09
                              17.25
                              17
                              17.12
                              17.1
                              16.98
                              16.95
                              16.65
                              16.99
                              16.8
                              16.96
                              16.82
                              16.82
                              16.73
                              16.85
                              16.65
                              16.5
                              16.43
                              16.47
                              16.45
                              16.14
                              16.1
                              16
                              16.12
                              16.11
                              16.19
                              16.1
                              16.28
                              16.34
                              16.34
                              16.29
                              16.06
                              16.09
                              16.01
                              16.17
                              15.8
                              15.65
                              15.82
                              15.76
                              15.54
                              15.22
                              15.22
                              15.26
                              15.37
                              15.75
                              15.8
                              15.9
                              15.97
                              15.97
                              15.98
                              16.18
                              15.93
                              15.85
                              16.14
                              16.09
                              15.6
                              15.75
                              15.76
                              15.78
                              15.79
                              16.05
                              16
                              15.85
                              16.1
                              16.27
                              16.4
                              16.5
                              16.1
                              15.9
                              15.8
                              15.76
                              15.61
                              15.51
                              15.57
                              15.55
                              15.71
                              15.75
                              15.76
                              15.95
                              16.08
                              16.11
                              15.66
                              15.86
                              15.76
                              15.95
                              16.18
                              16.15
                              16.4
                              16.5
                              16.3
                              15.8
                              15.83
                              15.72
                              15.4
                              15.45
                              15.75
                              15.75
                              16.15
                              16.19
                              16.18
                              16
                              15.85
                              16.14
                              15.54
                              15.5
                              15.5
                              15.41
                              15.5
                              15.41
                              15.41
                              15.44
                              15.27
                              15.5
                              15.55
                              15.48
                              15.19
                              15.35
                              15.1
                              14.95
                              15.05
                              14.9
                              15.21
                              15.28
                              15.27
                              15.5
                              15.39
                              15.6
                              15.75
                              15.65
                              15.3
                              15.3
                              15.51
                              15.87
                              15.78
                              15.35
                              15.37
                              15.1
                              15.19
                              15.11
                              14.91
                              14.99
                              15.11
                              15.12
                              14.9
                              15.15
                              14.98
                              14.92
                              14.85
                              15.1
                              15.1
                              15.19
                              15.05
5/31/06                       14.91


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.91
------------------------------------
Common Share
Net Asset Value               $14.89
------------------------------------
Premium/(Discount) to NAV      0.13%
------------------------------------
Market Yield                   4.99%
------------------------------------
Taxable-Equivalent Yield1      7.34%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $132,626
------------------------------------
Average Effective Maturity
on Securities (Years)          15.24
------------------------------------
Leverage-Adjusted Duration      8.22
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -9.98%         0.71%
------------------------------------
5-Year          4.24%         6.65%
------------------------------------
10-Year         6.72%         7.21%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         22.5%
------------------------------------
Tax Obligation/General         19.1%
------------------------------------
Health Care                    11.6%
------------------------------------
U.S. Guaranteed                10.3%
------------------------------------
Transportation                  9.1%
------------------------------------
Utilities                       8.1%
------------------------------------
Education and Civic
   Organizations                4.8%
------------------------------------
Other                          14.5%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2005 of $0.2431 per share.

Nuveen Virginia Dividend Advantage Municipal Fund
NGB


Performance
      OVERVIEW As of May 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              49%
AA                               29%
A                                 8%
BBB                               5%
BB or Lower                       4%
N/R                               5%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                           0.0755
Jul                           0.0755
Aug                           0.0755
Sep                            0.072
Oct                            0.072
Nov                            0.072
Dec                            0.072
Jan                            0.072
Feb                            0.072
Mar                            0.072
Apr                            0.072
May                            0.072


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/01/05                       17.05
                              17.15
                              17.25
                              17.2
                              17.15
                              17.2
                              17.2
                              17
                              17.01
                              17.1
                              17.18
                              17.18
                              17.3
                              17.24
                              17.15
                              17.47
                              17.47
                              17.47
                              17.4
                              17.36
                              17.35
                              17.22
                              17.34
                              17.94
                              17.6
                              17.72
                              17.93
                              17.98
                              17.98
                              17.89
                              17.99
                              17.99
                              18.13
                              18.2
                              18.2
                              18.06
                              18.51
                              18.42
                              18.4
                              18.6
                              18.76
                              18.8
                              18.8
                              19
                              18.98
                              18.85
                              18.56
                              18.72
                              18.82
                              18.93
                              18.7
                              17.77
                              17.8
                              17.31
                              17.51
                              17.6
                              17.63
                              17.63
                              17.71
                              17.57
                              17.53
                              17.83
                              18.05
                              18
                              18.05
                              18.15
                              18.2
                              18.25
                              18.25
                              18.17
                              18.41
                              18.41
                              18.41
                              18.41
                              18.38
                              18.09
                              18
                              17.72
                              17.69
                              17.67
                              17.47
                              17.46
                              17.31
                              17.31
                              17.25
                              17.25
                              17.61
                              17.77
                              17.85
                              17.55
                              17.55
                              17.55
                              17.64
                              17.32
                              17.23
                              17.34
                              17.34
                              17.4
                              17.22
                              17.37
                              16.62
                              16.75
                              16.79
                              16.75
                              16.71
                              16.51
                              16.45
                              16.3
                              16.41
                              16.29
                              16.25
                              16.04
                              15.81
                              15.6
                              15.86
                              15.33
                              15.4
                              15.36
                              15.4
                              15.68
                              15.33
                              15.34
                              15.41
                              15.1
                              15.15
                              15.15
                              15.24
                              15.35
                              15.48
                              15.8
                              16.27
                              16.26
                              16.55
                              16.05
                              15.9
                              15.98
                              15.95
                              15.79
                              16
                              15.99
                              15.65
                              15.84
                              16.05
                              16.04
                              16
                              16
                              16
                              16.15
                              16.25
                              16.3
                              16.3
                              16.35
                              16.52
                              16.75
                              16.55
                              17
                              16.99
                              17
                              17
                              17
                              17.17
                              17.55
                              17.55
                              17.74
                              17.75
                              17.65
                              17.88
                              17.86
                              17.95
                              18
                              18
                              17.92
                              17.35
                              17.2
                              17.1
                              17.41
                              17.45
                              17.4
                              17.11
                              17.3
                              17.3
                              17.3
                              17.34
                              16.83
                              16.73
                              16.69
                              16.95
                              17
                              17.3
                              17.3
                              17.25
                              17.45
                              17.19
                              17.19
                              17.19
                              17.24
                              17
                              17.01
                              17.05
                              17.29
                              17.29
                              17.4
                              17.5
                              17.67
                              17.75
                              17.16
                              17.16
                              16.75
                              16.95
                              17.09
                              17.09
                              16.8
                              16.9
                              17.16
                              17.27
                              17.28
                              17.28
                              17.27
                              17.43
                              17.43
                              17.3
                              17.12
                              17.12
                              16.96
                              16.88
                              16.95
                              17.2
                              17.04
                              17.13
                              17.06
                              17.2
                              17.25
                              17.25
                              17.4
                              17.66
                              17.8
                              17.61
                              17.51
                              17.55
                              17.35
                              17.35
                              17.4
                              17.4
                              17.25
                              17.25
                              17.25
                              17.12
                              17.45
                              17.55
                              17.55
                              17.05
                              17.07
                              17.05
                              17.1
5/31/06                       17.1


FUND SNAPSHOT
------------------------------------
Common Share Price            $17.10
------------------------------------
Common Share
Net Asset Value               $14.91
------------------------------------
Premium/(Discount) to NAV     14.69%
------------------------------------
Market Yield                   5.05%
------------------------------------
Taxable-Equivalent Yield1      7.43%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $46,626
------------------------------------
Average Effective Maturity
on Securities (Years)          15.99
------------------------------------
Leverage-Adjusted Duration      8.09
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 1/26/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          5.86%         1.74%
------------------------------------
5-Year          8.14%         7.71%
------------------------------------
Since
Inception       8.12%         6.85%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         21.0%
------------------------------------
Tax Obligation/Limited         16.5%
------------------------------------
Transportation                 16.1%
------------------------------------
U.S. Guaranteed                11.7%
------------------------------------
Education and Civic
   Organizations                9.4%
------------------------------------
Health Care                     7.3%
------------------------------------
Consumer Staples                3.2%
------------------------------------
Other                          14.8%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Virginia Dividend Advantage Municipal Fund 2
NNB

Performance
      OVERVIEW As of May 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              51%
AA                               31%
A                                 7%
BBB                               5%
BB or Lower                       2%
N/R                               4%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jun                           0.0715
Jul                           0.0715
Aug                           0.0715
Sep                           0.0715
Oct                           0.0715
Nov                           0.0715
Dec                           0.0715
Jan                           0.0715
Feb                           0.0715
Mar                            0.068
Apr                            0.068
May                            0.068


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/01/05                       16.96
                              16.59
                              16.64
                              16.65
                              16.63
                              16.7
                              16.66
                              16.6
                              16.71
                              16.69
                              16.89
                              16.85
                              16.78
                              16.82
                              16.81
                              17
                              16.99
                              17
                              17.03
                              17
                              17.3
                              17.4
                              16.95
                              17.11
                              17.32
                              17.15
                              17.2
                              17.3
                              17.16
                              17.2
                              17.15
                              17.2
                              17.2
                              17.15
                              17.08
                              17.11
                              17.2
                              17.25
                              17.39
                              17.38
                              17.2
                              17.28
                              17.28
                              17.32
                              17.11
                              16.84
                              16.95
                              17.17
                              17.31
                              17.31
                              17.36
                              17.15
                              17.2
                              17.4
                              17.6
                              17.3
                              17.32
                              17.2
                              17.1
                              17.11
                              17.12
                              17.15
                              17.32
                              17.49
                              17.21
                              17.13
                              17.22
                              17.38
                              17.5
                              17.5
                              17.45
                              17.44
                              17.19
                              17.14
                              17.14
                              16.95
                              16.97
                              17
                              16.75
                              16.8
                              16.65
                              16.2
                              16.25
                              16.3
                              16.67
                              17
                              17.2
                              17.08
                              17.07
                              17.07
                              17.09
                              16.98
                              16.84
                              17
                              16.8
                              16.77
                              16.71
                              16.81
                              16.51
                              16.4
                              16.5
                              16.63
                              16.65
                              16.6
                              16.65
                              16.45
                              16.65
                              16.52
                              16.58
                              16.6
                              16.63
                              16.63
                              16.55
                              16.3
                              16.3
                              16.17
                              16.22
                              16.19
                              15.95
                              15.95
                              15.88
                              15.96
                              16
                              15.95
                              15.89
                              15.89
                              15.95
                              15.97
                              15.97
                              16
                              16.14
                              16.46
                              16.5
                              16.44
                              16.6
                              16.62
                              16.55
                              16.5
                              16.5
                              16.26
                              16.09
                              16.09
                              16.25
                              16.26
                              16.39
                              16.39
                              16.6
                              16.63
                              16.65
                              16.64
                              16.64
                              16.95
                              17.4
                              17.25
                              16.9
                              17.07
                              17
                              16.9
                              16.81
                              16.8
                              16.8
                              16.85
                              16.7
                              16.9
                              16.8
                              17
                              17.01
                              16.9
                              16.89
                              16.89
                              17.15
                              17.3
                              17.27
                              16.9
                              17.15
                              17.35
                              17.37
                              17.11
                              17.25
                              17.05
                              17.05
                              17.05
                              17
                              17
                              17.05
                              16.91
                              16.95
                              17.15
                              17
                              16.91
                              16.85
                              16.55
                              16.4
                              16.4
                              16.6
                              16.45
                              16.49
                              16.94
                              16.94
                              17.09
                              17.09
                              17.11
                              16.75
                              16.46
                              16.55
                              16.11
                              16.12
                              16.5
                              16.49
                              16.46
                              16.75
                              16.65
                              16.85
                              16.75
                              17.04
                              17.04
                              17.04
                              17.18
                              16.88
                              16.6
                              16.21
                              16.2
                              16.18
                              16.05
                              16.02
                              16.1
                              16
                              15.75
                              15.91
                              15.94
                              15.94
                              15.97
                              15.97
                              15.95
                              16.1
                              16.15
                              16.3
                              16.15
                              16.22
                              16.45
                              16.35
                              16.45
                              16.4
                              16.42
                              16.21
                              16.3
                              16.38
                              16.16
                              16.15
                              16.15
                              16.3
                              16.45
                              16.4
                              16.13
5/31/06                       16.4


FUND SNAPSHOT
------------------------------------
Common Share Price            $16.40
------------------------------------
Common Share
Net Asset Value               $15.02
------------------------------------
Premium/(Discount) to NAV      9.19%
------------------------------------
Market Yield                   4.98%
------------------------------------
Taxable-Equivalent Yield1      7.32%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $85,887
------------------------------------
Average Effective Maturity
on Securities (Years)          16.26
------------------------------------
Leverage-Adjusted Duration      8.22
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          3.45%         1.53%
------------------------------------
Since
Inception       7.93%         7.25%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         25.6%
------------------------------------
Tax Obligation/Limited         13.8%
------------------------------------
Health Care                    12.0%
------------------------------------
U.S. Guaranteed                11.7%
------------------------------------
Water and Sewer                10.4%
------------------------------------
Housing/Single Family           6.5%
------------------------------------
Education and Civic
   Organizations                6.0%
------------------------------------
Other                          14.0%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2005 of $0.0666 per share.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Maryland Premium Income Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen Virginia Premium Income Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund and Nuveen Virginia Dividend Advantage Municipal Fund 2 (the Funds) as of May 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Maryland Premium Income Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen Virginia Premium Income Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund and Nuveen Virginia Dividend Advantage Municipal Fund 2 at May 31, 2006, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
July 14, 2006

                        Nuveen Maryland Premium Income Municipal Fund (NMY)
                        Portfolio of
                                INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 1.4% (1.0% OF TOTAL INVESTMENTS)

$       2,100   Baltimore, Maryland, Senior Lien Convention Center Hotel              9/16 at 100.00         AAA     $    2,218,314
                 Revenue Bonds, Series 2006A, 5.250%, 9/01/39 - XLCA Insured
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 2.0% (1.4% OF TOTAL INVESTMENTS)

        3,095   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB          3,151,669
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 19.8% (13.3% OF TOTAL INVESTMENTS)

        1,250   Frederick County, Maryland, Educational Facilities Revenue            9/16 at 100.00        BBB-          1,302,788
                 Bonds, Mount Saint Mary's College, Series 2006,
                 5.625%, 9/01/38

                Frederick County, Maryland, Educational Facilities Revenue
                Bonds, Mount St. Mary's College, Series 2001A:
          200    5.750%, 9/01/25                                                      3/10 at 101.00        BBB-            206,828
          200    5.800%, 9/01/30                                                      3/10 at 101.00        BBB-            206,502

        1,000   Hartford County, Maryland, Economic Development Revenue               4/14 at 100.00          A+          1,034,500
                 Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34

                Maryland Economic Development Corporation, Utility
                Infrastructure Revenue Bonds, University of Maryland - College
                Park, Series 2001:
        1,000    5.375%, 7/01/15 - AMBAC Insured                                      7/11 at 100.00         AAA          1,068,340
        1,000    5.375%, 7/01/16 - AMBAC Insured                                      7/11 at 100.00         AAA          1,069,290

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, Bullis School, Series 2000:
          750    5.250%, 7/01/25 - FSA Insured                                        1/11 at 101.00         AAA            788,888
          500    5.250%, 7/01/30 - FSA Insured                                        1/11 at 101.00         AAA            525,925

        1,250   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          A-          1,273,550
                 Revenue Bonds, Goucher College, Series 2004,
                 5.125%, 7/01/34

        1,460   Maryland Health and Higher Educational Facilities Authority,          6/11 at 100.00        Baa1          1,508,720
                 Revenue Bonds, Maryland Institute College of Art, Series 2001,
                 5.625%, 6/01/36

        1,500   Maryland Health and Higher Educational Facilities Authority,          7/07 at 102.00          AA          1,555,095
                 Revenue Refunding Bonds, Johns Hopkins University,
                 Series 1997, 5.625%, 7/01/27

        9,445   Morgan State University, Maryland, Student Tuition and Fee              No Opt. Call         AAA         11,177,021
                 Revenue Refunding Bonds, Academic Fees and Auxiliary
                 Facilities, Series 1993, 6.100%, 7/01/20 - MBIA Insured

                University of Maryland, Auxiliary Facility and Tuition Revenue
                Bonds, Series 2003A:
        5,645    5.000%, 4/01/15                                                      4/13 at 100.00          AA          5,975,176
        2,680    5.000%, 4/01/19                                                      4/13 at 100.00          AA          2,813,544

------------------------------------------------------------------------------------------------------------------------------------
       27,880   Total Education and Civic Organizations                                                                  30,506,167
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 22.0% (14.8% OF TOTAL INVESTMENTS)

        1,525   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          A2          1,594,205
                 Revenue Bonds, Calvert Memorial Hospital, Series 2004,
                 5.500%, 7/01/36

        3,250   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1          3,390,140
                 Revenue Bonds, Carroll County General Hospital, Series 2002,
                 5.800%, 7/01/32

        1,665   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          AA          1,685,363
                 Revenue Bonds, Civista Medical Center, Series 2005,
                 5.000%, 7/01/37 - RAAI Insured

        1,400   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1          1,420,384
                 Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                 5.125%, 7/01/35

        1,500   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A+          1,513,335
                 Revenue Bonds, Greater Baltimore Medical Center,
                 Series 2001, 5.000%, 7/01/34


                                       21

                        Nuveen Maryland Premium Income Municipal Fund (NMY) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,000   Maryland Health and Higher Educational Facilities Authority,          7/08 at 101.00         AAA     $    1,026,810
                 Revenue Bonds, Johns Hopkins Hospital, Howard County
                 General Hospital Acquisition, Series 1998, 5.000%, 7/01/19 -
                 MBIA Insured

        2,000   Maryland Health and Higher Educational Facilities Authority,          6/09 at 101.00          A+          2,080,660
                 Revenue Bonds, Kaiser Permanente System, Series 1998A,
                 5.375%, 7/01/15

        3,800   Maryland Health and Higher Educational Facilities Authority,          7/13 at 100.00        Baa2          3,904,006
                 Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                 5.500%, 7/01/33

        1,540   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00           A          1,569,014
                 Revenue Bonds, LifeBridge Health System, Series 2004A,
                 5.125%, 7/01/34

        1,750   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00        BBB+          1,817,935
                 Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24

        3,250   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00          A3          3,406,455
                 Revenue Bonds, Union Hospital of Cecil County, Series 2002,
                 5.625%, 7/01/32

        1,500   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00          A+          1,617,690
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2002, 6.000%, 7/01/22

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/13 at 100.00         AAA          1,036,200
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2004B, 5.000%, 7/01/24 - AMBAC Insured

                Prince George's County, Maryland, Revenue Bonds, Dimensions
                Health Corporation, Series 1994:
        3,080    5.375%, 7/01/14                                                      7/06 at 100.00          B3          2,783,612
        6,000    5.300%, 7/01/24                                                      7/06 at 100.00          B3          4,989,240

------------------------------------------------------------------------------------------------------------------------------------
       34,260   Total Health Care                                                                                        33,835,049
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 15.6% (10.5% OF TOTAL INVESTMENTS)

                Howard County, Maryland, FHA-Insured Mortgage Revenue
                Refunding Bonds, Normandy Woods III Apartments, Series 1996A:
          700    6.000%, 7/01/17                                                      7/06 at 102.00         AAA            714,686
        2,000    6.100%, 7/01/25                                                      7/06 at 102.00         AAA          2,041,760

        1,450   Maryland Community Development Administration, FNMA                   2/11 at 101.00         Aaa          1,522,181
                 Multifamily Development Revenue Bonds, Edgewater Village
                 Apartments, Series 2000B, 5.800%, 8/01/20 (Alternative
                 Minimum Tax)

        2,500   Maryland Community Development Administration, Housing                1/09 at 101.00         Aa2          2,532,775
                 Revenue Bonds, Series 1999A, 5.350%, 7/01/41 (Alternative
                 Minimum Tax)

          880   Maryland Community Development Administration, Housing                1/10 at 100.00         Aa2            914,320
                 Revenue Bonds, Series 1999B, 6.250%, 7/01/32 (Alternative
                 Minimum Tax)

        1,000   Maryland Economic Development Corporation, Senior Lien               10/13 at 100.00         Ba2            962,440
                 Student Housing Revenue Bonds, University of Maryland -
                 Baltimore, Series 2003A, 5.625%, 10/01/23

        1,000   Maryland Economic Development Corporation, Student Housing            6/09 at 102.00        Baa3          1,043,500
                 Revenue Bonds, Collegiate Housing Foundation - Salisbury
                 State University, Series 1999A, 6.000%, 6/01/19

        1,145   Maryland Economic Development Corporation, Student Housing            6/16 at 100.00         AAA          1,179,064
                 Revenue Refunding Bonds, University of Maryland College Park
                 Projects, Series 2006, 5.000%, 6/01/33 - CIFG Insured

        3,830   Montgomery County Housing Opportunities Commission,                   7/08 at 101.00         Aaa          3,889,020
                 Maryland, FNMA/FHA-Insured Multifamily Housing Development
                 Bonds, Series 1998A, 5.200%, 7/01/30

          360   Montgomery County Housing Opportunities Commission,                   7/06 at 101.00         Aa2            366,138
                 Maryland, GNMA/FHA-Insured Multifamily Housing Revenue
                 Bonds, Series 1995A, 5.900%, 7/01/15

        1,500   Montgomery County Housing Opportunities Commission,                   7/06 at 102.00         Aaa          1,531,230
                 Maryland, Multifamily Housing Development Bonds,
                 Series 1996B, 5.900%, 7/01/26

        2,000   Montgomery County Housing Opportunities Commission,                   7/10 at 100.00         Aaa          2,096,400
                 Maryland, Multifamily Housing Development Bonds,
                 Series 2000A, 6.100%, 7/01/30

          540   Prince George's County Housing Authority, Maryland, GNMA              9/09 at 102.00         AAA            564,538
                 Collateralized Mortgage Revenue Bonds, University Landing
                 Apartments, Series 1999, 6.100%, 3/20/41 (Alternative
                 Minimum Tax)

          900   Prince George's County Housing Authority, Maryland, GNMA             11/06 at 100.00         AAA            900,531
                 Collateralized Mortgage Revenue Refunding Bonds, Foxglenn
                 Apartments, Series 1998A, 5.450%, 11/20/14 (Alternative
                 Minimum Tax)


                                       22

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

                Prince George's County Housing Authority, Maryland, GNMA
                Collateralized Mortgage Revenue Refunding Bonds, Overlook
                Apartments, Series 1995A:
$       2,000    5.700%, 12/20/15                                                     6/06 at 102.00         AAA     $    2,042,060
        1,670    5.750%, 12/20/19                                                     6/06 at 102.00         AAA          1,702,047

------------------------------------------------------------------------------------------------------------------------------------
       23,475   Total Housing/Multifamily                                                                                24,002,690
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 1.4% (0.9% OF TOTAL INVESTMENTS)

        1,200   Maryland Community Development Administration, Department             9/15 at 100.00         Aa2          1,209,420
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)

          600   Maryland Community Development Administration, Residential            9/15 at 100.00         Aa2            600,624
                 Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative
                 Minimum Tax)

           20   Prince George's County Housing Authority, Maryland,                   8/10 at 100.00         AAA             20,636
                 FHLMC/FNMA/GNMA Collateralized Single Family Mortgage
                 Revenue Bonds, Series 2000A, 6.150%, 8/01/19 (Alternative
                 Minimum Tax)

          325   Puerto Rico Housing Finance Authority, Mortgage-Backed                6/13 at 100.00         AAA            327,356
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,145   Total Housing/Single Family                                                                               2,158,036
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.8% (1.2% OF TOTAL INVESTMENTS)

        1,000   Carroll County, Maryland, Revenue Refunding Bonds, EMA                1/09 at 101.00          AA          1,044,860
                 Obligated Group, Series 1999A, 5.625%, 1/01/25 -
                 RAAI Insured

        1,645   Maryland Economic Development Corporation, Health and                 4/11 at 102.00         N/R          1,775,860
                 Mental Hygiene Providers Revenue Bonds, Series 1996A,
                 7.625%, 4/01/21

------------------------------------------------------------------------------------------------------------------------------------
        2,645   Total Long-Term Care                                                                                      2,820,720
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 35.1% (23.6% OF TOTAL INVESTMENTS)

        2,030   Anne Arundel County, Maryland, General Obligation Bonds,              4/14 at 100.00         AA+          2,158,235
                 Series 2004, 5.000%, 4/01/16

                Anne Arundel County, Maryland, General Obligation Bonds,
                Series 2006:
        1,310    5.000%, 3/01/21                                                      3/16 at 100.00         AA+          1,388,207
        1,000    5.000%, 3/01/21                                                      3/16 at 100.00         AA+          1,059,700

          685   Anne Arundel County, Maryland, Water and Sewer Revenue                3/16 at 100.00         AA+            733,642
                 Bonds, Series 2006, 5.000%, 3/01/17

                Baltimore County, Maryland, Metropolitan District Special
                Assessment Bonds, 67th Issue:
        2,500    5.000%, 6/01/25                                                      6/11 at 101.00         AAA          2,586,325
        3,500    5.000%, 6/01/26                                                      6/11 at 101.00         AAA          3,633,455

        1,000   Baltimore, Maryland, Consolidated General Obligation Public             No Opt. Call          A+          1,076,500
                 Improvement Bonds, Series 1989B, 7.150%, 10/15/08

        1,540   Baltimore, Maryland, General Obligation Consolidated Public          10/14 at 100.00         AAA          1,616,707
                 Improvement Bonds, Series 2004A, 5.000%, 10/15/22 -
                 AMBAC Insured

          700   Carroll County, Maryland, Consolidated Public Improvement            12/15 at 100.00          AA            750,127
                 Bonds, Series 2005A, 5.000%, 12/01/16

                Charles County, Maryland, Consolidated General Obligation
                Public Improvement Bonds, Series 2006:
        2,185    5.000%, 3/01/14                                                        No Opt. Call          AA          2,344,002
          820    5.000%, 3/01/16                                                        No Opt. Call          AA            882,320

        1,500   Frederick County, Maryland, General Obligation Public                   No Opt. Call          AA          1,622,820
                 Facilities Bonds, Series 2006, 5.000%, 11/01/20

          615   Frederick County, Maryland, Special Obligation Bonds,                 7/10 at 102.00          AA            659,040
                 Villages of Lake Linganore Community Development Authority,
                 Series 2001A, 5.700%, 7/01/29 - RAAI Insured

                Howard County, Maryland, Consolidated Public Improvement
                Bonds, Series 2004B:
          735    5.000%, 8/15/16                                                      2/14 at 100.00         AAA            781,930
        1,625    5.000%, 8/15/17                                                      2/14 at 100.00         AAA          1,722,126
        1,180    5.000%, 8/15/19                                                      2/14 at 100.00         AAA          1,245,101

        1,725   Howard County, Maryland, Metropolitan District Refunding              2/12 at 100.00         AAA          1,838,902
                 Bonds, Series 2002A, 5.250%, 8/15/18

        1,190   Maryland National Capital Park Planning Commission, Prince            1/14 at 100.00          AA          1,258,972
                 George's County, General Obligation Bonds, Park Acquisition
                 and Development, Series 2004EE-2, 5.000%, 1/15/17


                                       23

                        Nuveen Maryland Premium Income Municipal Fund (NMY) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       2,500   Maryland, General Obligation Bonds, Series 2005, 5.000%, 8/01/17      8/15 at 100.00         AAA     $    2,672,900

        3,520   Montgomery County, Maryland, Consolidated General Obligation            No Opt. Call         AAA          3,792,730
                 Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15

                Montgomery County, Maryland, Consolidated General Obligation
                Public Improvement Refunding Bonds, Series 2001:
        1,750    5.250%, 10/01/13                                                    10/11 at 101.00         AAA          1,883,490
        2,000    5.250%, 10/01/18                                                    10/11 at 101.00         AAA          2,139,060

          925   Northern Mariana Islands, General Obligation Bonds,                   6/10 at 100.00           A            970,001
                 Series 2000A, 6.000%, 6/01/20 - ACA Insured

        1,000   Prince George's County, Maryland, General Obligation                 12/11 at 101.00         AAA          1,073,670
                 Consolidated Public Improvement Bonds, Series 2001,
                 5.250%, 12/01/20 - FGIC Insured

        2,000   Prince George's County, Maryland, General Obligation                  9/12 at 101.00          AA          1,954,380
                 Consolidated Public Improvement Bonds, Series 2002,
                 4.100%, 9/15/19

        5,770   Prince George's County, Maryland, General Obligation                 10/13 at 100.00          AA          6,083,369
                 Consolidated Public Improvement Bonds, Series 2003A,
                 5.000%, 10/01/18

                Washington Suburban Sanitary District, Montgomery and
                Prince George's Counties, Maryland, Sewerage Disposal
                Bonds, Series 2005:
        2,000    5.000%, 6/01/16                                                      6/15 at 100.00         AAA          2,146,320
        1,235    5.000%, 6/01/23                                                      6/15 at 100.00         AAA          1,303,197
        1,235    5.000%, 6/01/24                                                      6/15 at 100.00         AAA          1,300,369
        1,235    5.000%, 6/01/25                                                      6/15 at 100.00         AAA          1,299,430

------------------------------------------------------------------------------------------------------------------------------------
       51,010   Total Tax Obligation/General                                                                             53,977,027
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 21.4% (14.4% OF TOTAL INVESTMENTS)

                Baltimore Board of School Commissioners, Maryland, Revenue
                Bonds, City Public School System, Series 2003A:
        1,500    5.000%, 5/01/16                                                      5/13 at 100.00         AA+          1,588,320
        1,000    5.000%, 5/01/18                                                      5/13 at 100.00         AA+          1,052,150

        2,900   Baltimore, Maryland, Project Revenue Bonds, Series 2006,              7/16 at 100.00         AAA           3,015,18
                 5.000%, 7/01/31 - AMBAC Insured

          300   Baltimore, Maryland, Special Obligation Bonds, North Locust           9/15 at 101.00         N/R            302,664
                 Point Project, Series 2005, 5.500%, 9/01/34

          900   Hyattsville, Maryland, Special Obligation Bonds, University           7/14 at 102.00         N/R            934,479
                 Town Center Project, Series 2004, 5.750%, 7/01/34

                Maryland Department of Transportation, Certificates of
                Participation, Mass Transit Administration Project, Series 2000:
          875    5.500%, 10/15/19 (Alternative Minimum Tax)                          10/10 at 101.00         AA+            924,919
          925    5.500%, 10/15/20 (Alternative Minimum Tax)                          10/10 at 101.00         AA+            977,771

        4,250   Maryland Department of Transportation, Consolidated                     No Opt. Call          AA          4,725,363
                 Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16

        2,000   Maryland Department of Transportation, Consolidated                     No Opt. Call          AA          2,139,060
                 Transportation Revenue Bonds, Series 2004, 5.000%, 5/01/13

        1,875   Maryland Economic Development Corporation, Lease Revenue              6/12 at 100.50         AA+          2,019,225
                 Bonds, Department of Transportation Headquarters Building,
                 Series 2002, 5.375%, 6/01/19

        1,700   Maryland Stadium Authority, Lease Revenue Bonds,                      6/13 at 100.00         AA+          1,761,557
                 Montgomery County Conference Center Facilities,
                 Series 2003, 5.000%, 6/15/24

        2,455   Maryland Stadium Authority, Lease Revenue Bonds, Sports               9/06 at 101.00         AAA          2,483,503
                 Facilities, Series 1996, 5.750%, 3/01/18 - AMBAC Insured

        1,365   Montgomery County, Maryland, Lease Revenue Bonds, College             5/15 at 100.00          A1          1,429,947
                 of Arts Center Project, Series 2005A, 5.000%, 5/01/19

        1,000   Montgomery County, Maryland, Lease Revenue Bonds,                     6/12 at 100.00          AA          1,037,480
                 Metrorail Garage, Series 2002, 5.000%, 6/01/21

          675   Montgomery County, Maryland, Special Obligation Bonds,                7/12 at 101.00          AA            712,550
                 West Germantown Development District, Senior Series 2002A,
                 5.500%, 7/01/27 - RAAI Insured


                                       24

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         635   New Baltimore City Board of School Commissioners, Maryland,          11/10 at 100.00         AA+     $      668,103
                 School System Revenue Bonds, Series 2000, 5.125%, 11/01/15

        2,100   Puerto Rico Municipal Finance Agency, Series 2002A,                   8/12 at 100.00         AAA          2,232,636
                 5.250%, 8/01/21 - FSA Insured

        1,000   Puerto Rico, Highway Revenue Bonds, Highway and                       7/16 at 100.00        BBB+          1,058,670
                 Transportation Authority, Series 1996Y, 5.500%, 7/01/36

        1,500   Puerto Rico, Highway Revenue Bonds, Highway and                         No Opt. Call         AAA          1,679,415
                 Transportation Authority, Series 2003AA, 5.500%, 7/01/19 -
                 MBIA Insured

        2,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00         BBB          2,191,240
                 Loan Note, Series 1999A, 6.500%, 10/01/24

------------------------------------------------------------------------------------------------------------------------------------
       30,955   Total Tax Obligation/Limited                                                                             32,934,240
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 2.5% (1.7% OF TOTAL INVESTMENTS)

        1,060   Baltimore, Maryland, Revenue Refunding Bonds, Parking                   No Opt. Call         AAA          1,153,863
                 System Facilities, Series 1998A, 5.250%, 7/01/17 - FGIC Insured

                Maryland Health and Higher Educational Facilities Authority,
                Parking Facilities Revenue Bonds, Johns Hopkins Medical
                Institution, Series 2004B:
          355    5.000%, 7/01/13 - AMBAC Insured                                        No Opt. Call         AAA            378,387
          380    5.000%, 7/01/14 - AMBAC Insured                                        No Opt. Call         AAA            405,878

        2,075   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,        6/06 at 102.00         CCC          1,884,017
                 American Airlines Inc., Series 1996A, 6.250%, 6/01/26
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,870   Total Transportation                                                                                      3,822,145
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 18.6% (12.5% OF TOTAL INVESTMENTS) (4)

        2,500   Baltimore County, Maryland, Consolidated General Obligation           8/12 at 100.00         AAA          2,662,275
                 Public Improvement Bonds, Series 2002, 5.000%, 8/01/18
                 (Pre-refunded 8/01/12)

        2,000   Baltimore, Maryland, Revenue Refunding Bonds, Water Projects,           No Opt. Call         AAA          2,109,280
                 Series 1998A, 5.000%, 7/01/28 - FGIC Insured (ETM)

        2,000   Baltimore, Maryland, Revenue Refunding Bonds, Water System              No Opt. Call         AAA          2,149,800
                 Projects, Series 1994A, 5.000%, 7/01/24 - FGIC Insured (ETM)

        3,000   Frederick County, Maryland, General Obligation Public                 7/09 at 101.00         AAA          3,166,860
                 Facilities Bonds, Series 1999, 5.250%, 7/01/18
                 (Pre-refunded 7/01/09)

                Frederick County, Maryland, General Obligation Public Facilities
                Bonds, Series 2002:
        1,000    5.000%, 11/01/21 (Pre-refunded 11/01/12)                            11/12 at 101.00      AA (4)          1,073,340
        1,000    5.000%, 11/01/22 (Pre-refunded 11/01/12)                            11/12 at 101.00      AA (4)          1,073,340

        2,550   Gaithersburg, Maryland, Hospital Facilities Revenue Refunding           No Opt. Call         AAA          2,804,108
                 and Improvement Bonds, Shady Grove Adventist Hospital,
                 Series 1995, 6.500%, 9/01/12 - FSA Insured (ETM)

          575   Howard County, Maryland, Consolidated Public Improvement              2/12 at 100.00         AAA            617,832
                 Refunding Bonds, Series 2002A, 5.250%, 8/15/18
                 (Pre-refunded 2/15/12)

        1,000   Howard County, Maryland, Consolidated Public Improvement              8/12 at 100.00         AAA          1,065,160
                 Refunding Bonds, Series 2003A, 5.000%, 8/15/22
                 (Pre-refunded 8/15/12)

        2,250   Maryland Economic Development Corporation, Student Housing            6/09 at 102.00    Baa2 (4)          2,415,825
                 Revenue Bonds, Collegiate Housing Foundation - College Park,
                 Series 1999A, 5.750%, 6/01/24 (Pre-refunded 6/01/09)

        3,200   Maryland Health and Higher Educational Facilities Authority,            No Opt. Call         AAA          3,411,776
                 Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 -
                 AMBAC Insured (ETM)

        3,125   Maryland Health and Higher Educational Facilities Authority,          7/06 at 100.00         Aaa          3,196,188
                 Revenue Bonds, Howard County General Hospital, Series 1993,
                 5.500%, 7/01/25 (ETM)

          760   Maryland Health and Higher Educational Facilities Authority,          7/10 at 101.00      A3 (4)            852,849
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2000, 6.750%, 7/01/30 (Pre-refunded 7/01/10)

          240   Maryland Transportation Authority, Revenue Refunding Bonds,             No Opt. Call         AAA            273,895
                 Transportation Facilities Projects, First Series 1978,
                 6.800%, 7/01/16 (ETM)

        1,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          1,074,730
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/20


                                       25

                        Nuveen Maryland Premium Income Municipal Fund (NMY) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$         635   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA     $      661,924
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded 7/01/10)

------------------------------------------------------------------------------------------------------------------------------------
       26,835   Total U.S. Guaranteed                                                                                    28,609,182
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 5.9% (3.9% OF TOTAL INVESTMENTS)

        6,500   Calvert County, Maryland, Pollution Control Revenue Refunding         7/06 at 100.00          A2          6,515,860
                 Bonds, Baltimore Gas and Electric Company, Series 1993,
                 5.550%, 7/15/14 (Pre-refunded 7/15/06)

        2,500   Maryland Energy Financing Administration, Revenue Bonds,              9/07 at 100.00         N/R          2,525,550
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,000   Total Utilities                                                                                           9,041,410
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 1.4% (0.8% OF TOTAL INVESTMENTS)

        1,045   Baltimore, Maryland, Revenue Refunding Bonds, Water System              No Opt. Call         AAA          1,123,270
                 Projects, Series 1994A, 5.000%, 7/01/24 - FGIC Insured

          860   Maryland Water Quality Financing Administration, Revolving              No Opt. Call         AAA            926,444
                 Loan Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15

------------------------------------------------------------------------------------------------------------------------------------
        1,905   Total Water and Sewer                                                                                     2,049,714
------------------------------------------------------------------------------------------------------------------------------------
$     219,175   Total Investments (cost $223,010,894) - 148.9%                                                          229,126,363
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.5%                                                                      3,807,494
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.4)%                                                        (79,100,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 153,833,857
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Maryland Dividend Advantage Municipal Fund (NFM)
                        Portfolio of
                                INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 2.6% (1.7% OF TOTAL INVESTMENTS)

$         205   Baltimore, Maryland, Pollution Control Revenue Bonds, General           No Opt. Call           B     $      197,659
                 Motors Corporation, Series 1993, 5.350%, 4/01/08

        1,000   Baltimore, Maryland, Senior Lien Convention Center Hotel              9/16 at 100.00         AAA          1,056,340
                 Revenue Bonds, Series 2006A, 5.250%, 9/01/39 - XLCA Insured

          310   Baltimore, Maryland, Subordinate Lien Convention Center               9/16 at 100.00         Ba1            323,904
                 Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39

------------------------------------------------------------------------------------------------------------------------------------
        1,515   Total Consumer Discretionary                                                                              1,577,903
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 2.6% (1.7% OF TOTAL INVESTMENTS)

        1,545   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB          1,573,289
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 13.3% (8.9% OF TOTAL INVESTMENTS)

                Frederick County, Maryland, Educational Facilities Revenue
                Bonds, Mount St. Mary's College, Series 2001A:
          465    5.700%, 9/01/20                                                      3/10 at 101.00        BBB-            481,531
          500    5.750%, 9/01/25                                                      3/10 at 101.00        BBB-            517,070

          645   Hartford County, Maryland, Economic Development Revenue               4/14 at 100.00          A+            667,253
                 Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34

        1,000   Maryland Economic Development Corporation, Utility                    7/11 at 100.00         AAA          1,044,850
                 Infrastructure Revenue Bonds, University of Maryland -
                 College Park, Series 2001, 5.000%, 7/01/19 - AMBAC Insured

        1,500   Maryland Health and Higher Educational Facilities Authority,          7/08 at 102.00        BBB-          1,549,395
                 Educational Facilities Leasehold Mortgage Revenue Bonds,
                 McLean School, Series 2001, 6.000%, 7/01/31

          500   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          A-            509,420
                 Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34

          625   Maryland Health and Higher Educational Facilities Authority,          6/11 at 100.00        Baa1            642,706
                 Revenue Bonds, Maryland Institute College of Art, Series 2001,
                 5.500%, 6/01/32

          400   Maryland Industrial Development Financing Authority, Revenue          5/15 at 100.00         N/R            423,604
                 Bonds, Our Lady of Good Counsel High School, Series 2005A,
                 6.000%, 5/01/35

                Puerto Rico Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds, Ana G. Mendez University System,
                Series 1999:
          215    5.375%, 2/01/19                                                      2/09 at 101.00        BBB-            219,199
          410    5.375%, 2/01/29                                                      2/09 at 101.00        BBB-            414,768

                University of Maryland, Auxiliary Facility and Tuition Revenue
                Bonds, Series 2003A:
        1,000    5.000%, 4/01/15                                                      4/13 at 100.00          AA          1,058,490
          500    5.000%, 4/01/19                                                      4/13 at 100.00          AA            524,915

------------------------------------------------------------------------------------------------------------------------------------
        7,760   Total Education and Civic Organizations                                                                   8,053,201
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 25.4% (17.0% OF TOTAL INVESTMENTS)

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/08 at 101.00         AAA          1,029,420
                 Revenue Bonds, Anne Arundel Medical Center, Series 1998,
                 5.125%, 7/01/28 - FSA Insured

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/08 at 102.00          A2          1,008,770
                 Revenue Bonds, Calvert Memorial Hospital, Series 1998,
                 5.000%, 7/01/28

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1          1,059,370
                 Revenue Bonds, Carroll County General Hospital, Series 2002,
                 6.000%, 7/01/26

          750   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          AA            759,173
                 Revenue Bonds, Civista Medical Center, Series 2005,
                 5.000%, 7/01/37 - RAAI Insured


                                       27

                        Nuveen Maryland Dividend Advantage Municipal Fund (NFM) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         500   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1     $      507,280
                 Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                 5.125%, 7/01/35

          650   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A+            655,779
                 Revenue Bonds, Greater Baltimore Medical Center,
                 Series 2001, 5.000%, 7/01/34

        1,250   Maryland Health and Higher Educational Facilities Authority,          5/11 at 100.00         AA-          1,279,963
                 Revenue Bonds, Johns Hopkins Hospital, Series 2001,
                 5.000%, 5/15/21

        2,225   Maryland Health and Higher Educational Facilities Authority,          6/09 at 101.00          A+          2,314,734
                 Revenue Bonds, Kaiser Permanente System, Series 1998A,
                 5.375%, 7/01/15

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/13 at 100.00        Baa2          1,027,370
                 Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                 5.500%, 7/01/33

          585   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00           A            596,021
                 Revenue Bonds, LifeBridge Health System, Series 2004A,
                 5.125%, 7/01/34

          700   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00        BBB+            727,174
                 Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A-          1,027,480
                 Revenue Bonds, Mercy Medical Center, Series 2001,
                 5.625%, 7/01/31

        2,000   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A+          2,044,600
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2001, 5.250%, 7/01/28

          570   Maryland Health and Higher Educational Facilities Authority,          7/08 at 101.00          A3            576,452
                 Revenue Refunding Bonds, Union Hospital of Cecil County,
                 Series 1998, 5.100%, 7/01/22

                Prince George's County, Maryland, Revenue Bonds, Dimensions
                Health Corporation, Series 1994:
          290    5.375%, 7/01/14                                                      7/06 at 100.00          B3            262,093
          700    5.300%, 7/01/24                                                      7/06 at 100.00          B3            582,078

------------------------------------------------------------------------------------------------------------------------------------
       15,220   Total Health Care                                                                                        15,457,757
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 19.1% (12.8% OF TOTAL INVESTMENTS)

          750   Baltimore County, Maryland, GNMA Collateralized Revenue              10/08 at 102.00         AAA            762,720
                 Refunding Bonds, Cross Creek Apartments, Series 1998A,
                 5.250%, 10/20/33

        2,000   Maryland Community Development Administration, Housing                7/08 at 101.00         Aa2          2,041,560
                 Revenue Bonds, Series 1998A, 5.625%, 1/01/40 (Alternative
                 Minimum Tax)

           10   Maryland Community Development Administration, Insured                5/11 at 100.00         Aa2             10,243
                 Multifamily Housing Mortgage Loan Revenue Bonds,
                 Series 2001B, 5.350%, 5/15/32 (Alternative Minimum Tax)

        1,000   Maryland Community Development Administration, Multifamily           12/11 at 100.00         Aaa          1,025,840
                 Housing Revenue Bonds, Princess Anne Apartments,
                 Series 2001D, 5.450%, 12/15/33 (Alternative Minimum Tax)

                Maryland Economic Development Corporation, Senior Lien Student
                Housing Revenue Bonds, University of Maryland - Baltimore,
                Series 2003A:
          215    4.250%, 10/01/10                                                       No Opt. Call          B1            204,947
           50    5.000%, 10/01/15                                                    10/13 at 100.00          B1             47,403
          210    5.625%, 10/01/23                                                    10/13 at 100.00         Ba2            202,112

        1,800   Maryland Economic Development Corporation, Student Housing            7/11 at 101.00           A          1,910,052
                 Revenue Bonds, Sheppard Pratt University Village,
                 Series 2001, 6.000%, 7/01/33 - ACA Insured

          475   Maryland Economic Development Corporation, Student Housing            6/16 at 100.00         AAA            489,131
                 Revenue Refunding Bonds, University of Maryland College
                 Park Projects, Series 2006, 5.000%, 6/01/33 - CIFG Insured

          750   Montgomery County Housing Opportunities Commission,                   7/08 at 101.00         Aaa            761,377
                 Maryland, FNMA/FHA-Insured Multifamily Housing
                 Development Bonds, Series 1998A, 5.250%, 7/01/29
                 (Alternative Minimum Tax)

        2,000   Montgomery County Housing Opportunities Commission,                   7/10 at 100.00         Aaa          2,079,540
                 Maryland, Multifamily Housing Development Bonds,
                 Series 2000B, 6.200%, 7/01/30 (Alternative Minimum Tax)

        2,000   Montgomery County Housing Opportunities Commission,                   7/11 at 100.00         Aaa          2,053,280
                 Maryland, Multifamily Housing Development Bonds,
                 Series 2001A, 5.600%, 7/01/42 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       11,260   Total Housing/Multifamily                                                                                11,588,205
------------------------------------------------------------------------------------------------------------------------------------


                                       28

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.3% (2.9% OF TOTAL INVESTMENTS)

$         300   Maryland Community Development Administration, Department             9/15 at 100.00         Aa2     $      302,355
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)
           45   Maryland Community Development Administration, Residential            9/09 at 100.00         Aa2             45,763
                 Revenue Bonds, Series 1999E, 5.700%, 9/01/17

          550   Maryland Community Development Administration, Residential            9/10 at 100.00         Aa2            567,864
                 Revenue Bonds, Series 2001B, 5.450%, 9/01/32 (Alternative
                 Minimum Tax)

        1,000   Maryland Community Development Administration, Residential            3/11 at 100.00         Aa2          1,029,130
                 Revenue Bonds, Series 2001F, 5.600%, 9/01/28 (Alternative
                 Minimum Tax)

          600   Maryland Community Development Administration, Residential            9/15 at 100.00         Aa2            600,624
                 Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative
                 Minimum Tax)

           75   Maryland Community Development Administration, Single                10/10 at 100.00         Aa2             75,230
                 Family Program Bonds, First Series 2001, 5.000%, 4/01/17

------------------------------------------------------------------------------------------------------------------------------------
        2,570   Total Housing/Single Family                                                                               2,620,966
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.7% (1.1% OF TOTAL INVESTMENTS)

        1,000   Northeast Maryland Waste Disposal Authority, Baltimore,               1/09 at 101.00         BBB          1,015,430
                 Resource Recovery Revenue Bonds, RESCO Retrofit Project,
                 Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 0.8% (0.5% OF TOTAL INVESTMENTS)

          500   Maryland Health and Higher Educational Facilities Authority,          4/11 at 101.00         N/R            485,380
                 Revenue Bonds, Collington Episcopal Life Care Community
                 Inc., Series 2001A, 6.750%, 4/01/23
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 36.1% (24.2% OF TOTAL INVESTMENTS)

                Anne Arundel County, Maryland, General Obligation Bonds,
                Series 2006:
          730    5.000%, 3/01/21                                                      3/16 at 100.00         AA+            773,581
          565    5.000%, 3/01/21                                                      3/16 at 100.00         AA+            598,731

        3,500   Baltimore County, Maryland, Metropolitan District Special             6/11 at 101.00         AAA          3,630,267
                 Assessment Bonds, 67th Issue, 5.000%, 6/01/27

          300   Carroll County, Maryland, Consolidated Public Improvement            12/15 at 100.00          AA            321,483
                 Bonds, Series 2005A, 5.000%, 12/01/16

          500   Frederick County, Maryland, General Obligation Public Facilities        No Opt. Call          AA            540,940
                 Bonds, Series 2006, 5.000%, 11/01/20

                Frederick, Maryland, General Obligation Bonds, Series 2005:
          600    5.000%, 8/01/16 - MBIA Insured                                       8/15 at 100.00         AAA            641,970
          500    5.000%, 8/01/17 - MBIA Insured                                       8/15 at 100.00         AAA            532,615

        1,360   Howard County, Maryland, Consolidated Public Improvement              2/09 at 101.00         AAA          1,377,884
                 Bonds, Series 2001A, 4.750%, 2/15/21

        1,000   Maryland National Capital Park Planning Commission,                   1/14 at 100.00          AA          1,057,960
                 Prince George's County, General Obligation Bonds, Park
                 Acquisition and Development, Series 2004EE-2,
                 5.000%, 1/15/17

        1,000   Maryland, General Obligation Bonds, Series 2005,                      8/15 at 100.00         AAA          1,069,160
                 5.000%, 8/01/17

        1,360   Montgomery County, Maryland, Consolidated General Obligation            No Opt. Call         AAA          1,465,373
                 Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15

          430   Northern Mariana Islands, General Obligation Bonds,                   6/10 at 100.00           A            450,919
                 Series 2000A, 6.000%, 6/01/20 - ACA Insured

          740   Ocean City, Maryland, General Obligation Bonds, Series 2001,          3/11 at 101.00         AAA            766,847
                 4.875%, 3/01/19 - FGIC Insured

        1,500   Prince George's County, Maryland, General Obligation                 12/11 at 101.00         AAA          1,610,505
                 Consolidated Public Improvement Bonds, Series 2001,
                 5.250%, 12/01/20 - FGIC Insured

        1,000   Prince George's County, Maryland, General Obligation                 10/13 at 100.00          AA          1,054,640
                 Consolidated Public Improvement Bonds, Series 2003A,
                 5.000%, 10/01/17

                Washington Suburban Sanitary District, Montgomery and
                Prince George's Counties, Maryland, General Obligation
                Construction Bonds, Series 2001:
          895    5.000%, 6/01/22                                                      6/11 at 100.00         AAA            928,831
          935    5.000%, 6/01/23                                                      6/11 at 100.00         AAA            969,576
          985    5.000%, 6/01/24                                                      6/11 at 100.00         AAA          1,020,293
        1,035    5.000%, 6/01/25                                                      6/11 at 100.00         AAA          1,070,718


                                       29

                        Nuveen Maryland Dividend Advantage Municipal Fund (NFM) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$         700   Washington Suburban Sanitary District, Montgomery and                 6/15 at 100.00         AAA     $      751,212
                 Prince George's Counties, Maryland, Sewerage Disposal
                 Bonds, Series 2005, 5.000%, 6/01/16

        1,290   Washington Suburban Sanitary District, Montgomery and                 6/11 at 100.00         AAA          1,318,483
                 Prince George's Counties, Maryland, Water Supply Bonds,
                 Series 2001, 4.750%, 6/01/20

------------------------------------------------------------------------------------------------------------------------------------
       20,925   Total Tax Obligation/General                                                                             21,951,988
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 19.3% (12.9% OF TOTAL INVESTMENTS)

          625   Annapolis, Maryland, Special Obligation Bonds, Park Place             1/15 at 101.00         N/R            630,331
                 Project, Series 2005A, 5.350%, 7/01/34

          675   Anne Arundel County, Maryland, Tax Increment Financing                  No Opt. Call         N/R            684,329
                 Revenue Bonds, Parole Town Center Project, Series 2002,
                 5.000%, 7/01/12

          500   Baltimore Board of School Commissioners, Maryland, Revenue            5/13 at 100.00         AA+            526,075
                 Bonds, City Public School System, Series 2003A,
                 5.000%, 5/01/18

          500   Baltimore, Maryland, Project Revenue Bonds, Series 2006,              7/16 at 100.00         AAA            519,860
                 5.000%, 7/01/31 - AMBAC Insured

          350   Hyattsville, Maryland, Special Obligation Bonds, University           7/14 at 102.00         N/R            363,409
                 Town Center Project, Series 2004, 5.750%, 7/01/34

        1,500   Maryland Department of Transportation, Consolidated                     No Opt. Call          AA          1,667,775
                 Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16

        1,000   Maryland Department of Transportation, Consolidated                     No Opt. Call          AA          1,069,530
                 Transportation Revenue Bonds, Series 2004, 5.000%, 5/01/13

        1,405   Maryland Economic Development Corporation, Lease Revenue              6/12 at 100.50         AA+          1,513,073
                 Bonds, Department of Transportation Headquarters Building,
                 Series 2002, 5.375%, 6/01/19

          370   Maryland Economic Development Corporation, Lease Revenue              9/12 at 100.00         AA+            393,055
                 Bonds, Montgomery County Town Square Parking Garage,
                 Series 2002A, 5.000%, 9/15/13

          615   Montgomery County, Maryland, Lease Revenue Bonds, College             5/15 at 100.00          A1            641,949
                 of Arts Center Project, Series 2005A, 5.000%, 5/01/20

          740   Prince George's County, Maryland, Lease Revenue Bonds,                6/13 at 100.00         AAA            784,992
                 Upper Marlboro Justice Center, Series 2003A, 5.000%, 6/30/14 -
                 MBIA Insured

          270   Prince George's County, Maryland, Special Obligation Bonds,           7/15 at 100.00         N/R            268,604
                 National Harbor Project, Series 2005, 5.200%, 7/01/34

          450   Prince George's County, Maryland, Special Tax District Bonds,         7/13 at 100.00         N/R            450,113
                 Victoria Falls Project, Series 2005, 5.250%, 7/01/35

          700   Puerto Rico, Highway Revenue Bonds, Highway and                         No Opt. Call         AAA            783,727
                 Transportation Authority, Series 2003AA, 5.500%, 7/01/19 -
                 MBIA Insured

        1,290   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00         BBB          1,414,924
                 Loan Note, Series 1999A, 6.375%, 10/01/19

------------------------------------------------------------------------------------------------------------------------------------
       10,990   Total Tax Obligation/Limited                                                                             11,711,746
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 1.6% (1.1% OF TOTAL INVESTMENTS)

          650   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00         AAA            665,931
                 Parking Facilities Revenue Bonds, Johns Hopkins Hospital,
                 Series 2001, 5.000%, 7/01/27 - AMBAC Insured

                Maryland Health and Higher Educational Facilities Authority,
                Parking Facilities Revenue Bonds, Johns Hopkins Medical
                Institution, Series 2004B:
          150    5.000%, 7/01/13 - AMBAC Insured                                        No Opt. Call         AAA            159,882
          135    5.000%, 7/01/14 - AMBAC Insured                                        No Opt. Call         AAA            144,194

------------------------------------------------------------------------------------------------------------------------------------
          935   Total Transportation                                                                                        970,007
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 20.3% (13.6% OF TOTAL INVESTMENTS) (4)

                Anne Arundel County, Maryland, Various Purpose General
                Obligation Bonds, Series 2001:
          580    4.800%, 2/15/18 (Pre-refunded 2/15/11)                               2/11 at 101.00     AA+ (4)            612,045
          500    5.000%, 2/15/28 (Pre-refunded 2/15/11)                               2/11 at 101.00     AA+ (4)            531,905

        1,500   Baltimore County, Maryland, Consolidated General Obligation           8/12 at 100.00         AAA          1,597,365
                 Public Improvement Bonds, Series 2002, 5.000%, 8/01/18
                 (Pre-refunded 8/01/12)


                                       30

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       1,015   Baltimore, Maryland, Revenue Refunding Bonds, Water                     No Opt. Call         AAA     $    1,070,460
                 Projects, Series 1998A, 5.000%, 7/01/28 - FGIC Insured (ETM)

        1,000   Frederick County, Maryland, General Obligation Public Facilities     11/12 at 101.00      AA (4)          1,073,340
                 Bonds, Series 2002, 5.000%, 11/01/22 (Pre-refunded 11/01/12)

          500   Howard County, Maryland, Consolidated Public Improvement              8/12 at 100.00         AAA            532,580
                 Refunding Bonds, Series 2003A, 5.000%, 8/15/15
                 (Pre-refunded 8/15/12)

          895   Maryland Transportation Authority, Revenue Refunding Bonds,             No Opt. Call         AAA          1,021,401
                 Transportation Facilities Projects, First Series 1978,
                 6.800%, 7/01/16 (ETM)

                Puerto Rico Infrastructure Financing Authority, Special Obligation
                Bonds, Series 2000A:
        2,300    5.500%, 10/01/32                                                    10/10 at 101.00         AAA          2,453,824
        1,700    5.500%, 10/01/40                                                    10/10 at 101.00         AAA          1,812,999

        1,590   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          1,657,416
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded 7/01/10)

------------------------------------------------------------------------------------------------------------------------------------
       11,580   Total U.S. Guaranteed                                                                                    12,363,335
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 1.7% (1.1% OF TOTAL INVESTMENTS)

        1,000   Maryland Energy Financing Administration, Revenue Bonds,              9/07 at 100.00         N/R          1,010,220
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 0.6% (0.5% OF TOTAL INVESTMENTS)

          355   Maryland Water Quality Financing Administration, Revolving              No Opt. Call         AAA            382,427
                 Loan Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15

------------------------------------------------------------------------------------------------------------------------------------
$      87,155   Total Investments (cost $88,532,004) - 149.4%                                                            90,761,854
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.3%                                                                      2,000,092
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.7)%                                                        (32,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  60,761,946
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR)
                        Portfolio of
                                INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 2.9% (1.9% OF TOTAL INVESTMENTS)

$         190   Baltimore, Maryland, Pollution Control Revenue Bonds, General           No Opt. Call           B     $      183,196
                 Motors Corporation, Series 1993, 5.350%, 4/01/08

        1,200   Baltimore, Maryland, Senior Lien Convention Center Hotel              9/16 at 100.00         AAA          1,267,608
                 Revenue Bonds, Series 2006A, 5.250%, 9/01/39 - XLCA Insured

          310   Baltimore, Maryland, Subordinate Lien Convention Center Hotel         9/16 at 100.00         Ba1            323,904
                 Revenue Bonds, Series 2006B, 5.875%, 9/01/39

------------------------------------------------------------------------------------------------------------------------------------
        1,700   Total Consumer Discretionary                                                                              1,774,708
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 2.6% (1.7% OF TOTAL INVESTMENTS)

          775   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB            789,190
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

          800   Tobacco Settlement Financing Corporation, Virgin Islands,             5/11 at 100.00        Baa3            785,984
                 Tobacco Settlement Asset-Backed Bonds, Series 2001,
                 5.000%, 5/15/31

------------------------------------------------------------------------------------------------------------------------------------
        1,575   Total Consumer Staples                                                                                    1,575,174
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 16.7% (11.2% OF TOTAL INVESTMENTS)

        1,100   Anne Arundel County, Maryland, Economic Development                   9/12 at 102.00          A3          1,139,193
                 Revenue Bonds, Community College Project, Series 2002,
                 5.125%, 9/01/22

          500   Frederick County, Maryland, Educational Facilities Revenue            9/16 at 100.00        BBB-            521,115
                 Bonds, Mount Saint Mary's College, Series 2006,
                 5.625%, 9/01/38

                Frederick County, Maryland, Educational Facilities Revenue
                Bonds, Mount St. Mary's College, Series 2001A:
          100    5.750%, 9/01/25                                                      3/10 at 101.00        BBB-            103,414
          100    5.800%, 9/01/30                                                      3/10 at 101.00        BBB-            103,251

          645   Hartford County, Maryland, Economic Development Revenue               4/14 at 100.00          A+            667,253
                 Bonds, Battelle Memorial Institute, Series 2004,
                 5.250%, 4/01/34

          250   Maryland Health and Higher Educational Facilities Authority,          7/08 at 102.00        BBB-            258,233
                 Educational Facilities Leasehold Mortgage Revenue Bonds,
                 McLean School, Series 2001, 6.000%, 7/01/31

          415   Maryland Health and Higher Educational Facilities Authority,          1/11 at 101.00         AAA            436,518
                 Revenue Bonds, Bullis School, Series 2000, 5.250%, 7/01/30 -
                 FSA Insured

          500   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          A-            509,420
                 Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34

        1,250   Maryland Health and Higher Educational Facilities Authority,          6/11 at 100.00        Baa1          1,285,413
                 Revenue Bonds, Maryland Institute College of Art, Series 2001,
                 5.500%, 6/01/32

          425   Maryland Industrial Development Financing Authority, Revenue          5/15 at 100.00         N/R            450,079
                 Bonds, Our Lady of Good Counsel High School, Series 2005A,
                 6.000%, 5/01/35

          500   Morgan State University, Maryland, Student Tuition and Fee            7/12 at 100.00         AAA            521,490
                 Revenue Bonds, Academic Fees and Auxiliary Facilities,
                 Series 2001, 4.900%, 7/01/21 - FGIC Insured

          500   Morgan State University, Maryland, Student Tuition and Fee            7/13 at 100.00         AAA            524,490
                 Revenue Bonds, Academic Fees and Auxiliary Facilities,
                 Series 2003A, 5.000%, 7/01/20 - FGIC Insured

                University of Maryland, Auxiliary Facility and Tuition Revenue
                Bonds, Series 2001B:
        1,580    4.375%, 4/01/17                                                      4/11 at 100.00          AA          1,591,218
        1,140    4.500%, 4/01/19                                                      4/11 at 100.00          AA          1,150,043

        1,000   University of Maryland, Auxiliary Facility and Tuition Revenue        4/13 at 100.00          AA          1,049,830
                 Bonds, Series 2003A, 5.000%, 4/01/19

------------------------------------------------------------------------------------------------------------------------------------
       10,005   Total Education and Civic Organizations                                                                  10,310,960
------------------------------------------------------------------------------------------------------------------------------------


                                       32

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 21.4% (14.4% OF TOTAL INVESTMENTS)

$       1,000   Maryland Health and Higher Educational Facilities Authority,          7/08 at 101.00         AAA     $    1,029,420
                 Revenue Bonds, Anne Arundel Medical Center, Series 1998,
                 5.125%, 7/01/33 - FSA Insured

          775   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          A2            810,170
                 Revenue Bonds, Calvert Memorial Hospital, Series 2004,
                 5.500%, 7/01/36

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1          1,059,370
                 Revenue Bonds, Carroll County General Hospital, Series 2002,
                 6.000%, 7/01/26

          750   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          AA            759,173
                 Revenue Bonds, Civista Medical Center, Series 2005,
                 5.000%, 7/01/37 - RAAI Insured

          500   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1            507,280
                 Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                 5.125%, 7/01/35

          650   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A+            655,779
                 Revenue Bonds, Greater Baltimore Medical Center, Series 2001,
                 5.000%, 7/01/34

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/13 at 100.00        Baa2          1,027,370
                 Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                 5.500%, 7/01/33

          525   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00           A            534,891
                 Revenue Bonds, LifeBridge Health System, Series 2004A,
                 5.125%, 7/01/34

          700   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00        BBB+            727,174
                 Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24

        1,500   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A-          1,541,220
                 Revenue Bonds, Mercy Medical Center, Series 2001,
                 5.625%, 7/01/31

        2,000   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A+          2,044,600
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2001, 5.250%, 7/01/28

        1,610   Montgomery County, Maryland, Economic Development Revenue            12/11 at 100.00         AA-          1,650,669
                 Bonds, Trinity Healthcare Group, Series 2001, 5.125%, 12/01/22

                Prince George's County, Maryland, Revenue Bonds, Dimensions
                Health Corporation, Series 1994:
          300    5.375%, 7/01/14                                                      7/06 at 100.00          B3            271,131
          700    5.300%, 7/01/24                                                      7/06 at 100.00          B3            582,078

------------------------------------------------------------------------------------------------------------------------------------
       13,010   Total Health Care                                                                                        13,200,325
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 10.4% (7.0% OF TOTAL INVESTMENTS)

           55   Maryland Community Development Administration, Insured                5/11 at 100.00         Aa2             55,895
                 Multifamily Housing Mortgage Loan Revenue Bonds,
                 Series 2001A, 5.100%, 5/15/28

           40   Maryland Community Development Administration, Insured                5/11 at 100.00         Aa2             40,972
                 Multifamily Housing Mortgage Loan Revenue Bonds,
                 Series 2001B, 5.350%, 5/15/32 (Alternative Minimum Tax)

          435   Maryland Community Development Administration, Insured                5/12 at 100.00         Aa2            451,178
                 Multifamily Housing Mortgage Loan Revenue Bonds,
                 Series 2002A, 5.300%, 5/15/22

        3,145   Maryland Community Development Administration,                       12/11 at 100.00         Aaa          3,226,267
                 Multifamily Development Revenue Bonds, Waters Towers
                 Senior Apartments, Series 2001F, 5.450%, 12/15/33
                 (Alternative Minimum Tax)

        1,110   Maryland Community Development Administration, Multifamily           12/11 at 100.00         Aaa          1,138,682
                 Housing Revenue Bonds, Princess Anne Apartments,
                 Series 2001D, 5.450%, 12/15/33 (Alternative Minimum Tax)

        1,000   Maryland Economic Development Corporation, Senior Lien               10/13 at 100.00         Ba2            962,440
                 Student Housing Revenue Bonds, University of Maryland -
                 Baltimore, Series 2003A, 5.625%, 10/01/23

          520   Maryland Economic Development Corporation, Student                    6/16 at 100.00         AAA            535,470
                 Housing Revenue Refunding Bonds, University of Maryland
                 College Park Projects, Series 2006, 5.000%, 6/01/33 -
                 CIFG Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,305   Total Housing/Multifamily                                                                                 6,410,904
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 2.9% (2.0% OF TOTAL INVESTMENTS)

          300   Maryland Community Development Administration,                        9/15 at 100.00         Aa2            302,355
                 Department of Housing and Community Development,
                 Residential Revenue Bonds, Series 2006F, 4.900%, 9/01/26
                 (Alternative Minimum Tax)

          885   Maryland Community Development Administration, Residential            9/10 at 100.00         Aa2            898,585
                 Revenue Bonds, Series 2001H, 5.350%, 9/01/32 (Alternative
                 Minimum Tax)


                                       33

                        Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)

$         600   Maryland Community Development Administration,                        9/15 at 100.00         Aa2     $      600,624
                 Residential Revenue Bonds, Series 2006B, 4.750%, 9/01/25
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,785   Total Housing/Single Family                                                                               1,801,564
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.9% (1.3% OF TOTAL INVESTMENTS)

        1,150   Northeast Maryland Waste Disposal Authority, Baltimore,               1/09 at 101.00         BBB          1,167,745
                 Resource Recovery Revenue Bonds, RESCO Retrofit Project,
                 Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 0.4% (0.3% OF TOTAL INVESTMENTS)

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, Collington Episcopal Life Care Community Inc.,
                Series 2001A:
           31    6.750%, 4/01/20                                                      4/09 at 100.00         N/R             30,146
           25    6.750%, 4/01/23                                                      4/11 at 101.00         N/R             24,269

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, Collington Episcopal Life Care Community Inc.,
                Series 2001B:
           25    8.000%, 4/01/22                                                     10/06 at 100.00         N/R             24,993
            5    6.400%, 4/01/23 (Mandatory put 4/01/07)                              4/23 at 100.00         N/R              4,876

                Prince George's County, Maryland, Revenue Bonds, Collington
                Episcopal Life Care Community Inc., Series 1994A:
           15    5.625%, 4/01/09                                                      4/09 at 100.00         N/R             14,566
          200    6.000%, 4/01/13                                                      4/13 at 100.00         N/R            190,718

------------------------------------------------------------------------------------------------------------------------------------
          301   Total Long-Term Care                                                                                        289,568
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 38.3% (25.7% OF TOTAL INVESTMENTS)

          750   Anne Arundel County, Maryland, General Obligation Bonds,              8/09 at 101.00         AA+            758,055
                 Consolidated Water and Sewerage, Series 1999,
                 4.500%, 8/01/19

                Anne Arundel County, Maryland, General Obligation Bonds,
                Series 2006:
          845    5.000%, 3/01/21                                                      3/16 at 100.00         AA+            895,447
          650    5.000%, 3/01/21                                                      3/16 at 100.00         AA+            688,805

          750   Baltimore, Maryland, General Obligation Consolidated Public          10/14 at 100.00         AAA            787,357
                 Improvement Bonds, Series 2004A, 5.000%, 10/15/22 -
                 AMBAC Insured

          300   Carroll County, Maryland, Consolidated Public Improvement            12/15 at 100.00          AA            321,483
                 Bonds, Series 2005A, 5.000%, 12/01/16

                Cecil County, Maryland, Consolidated General Obligation Public
                Improvement Bonds, Series 2001B:
          975    4.600%, 8/01/18                                                      8/11 at 101.00         AA-            997,113
        1,020    4.600%, 8/01/19                                                      8/11 at 101.00         AA-          1,040,604

          750   Frederick County, Maryland, General Obligation Public Facilities        No Opt. Call          AA            811,410
                 Bonds, Series 2006, 5.000%, 11/01/20

                Frederick, Maryland, General Obligation Bonds, Series 2005:
          600    5.000%, 8/01/16 - MBIA Insured                                       8/15 at 100.00         AAA            641,970
          500    5.000%, 8/01/17 - MBIA Insured                                       8/15 at 100.00         AAA            532,615
          510   Frederick, Maryland, General Obligation Refunding and                12/11 at 101.00         AA-            527,325
                 Improvement Bonds, Series 2001, 4.750%, 12/01/19

        1,000   Howard County, Maryland, Consolidated Public Improvement              2/14 at 100.00         AAA          1,063,850
                 Bonds, Series 2004B, 5.000%, 8/15/16

        1,000   Maryland, General Obligation Bonds, Series 2005, 5.000%, 8/01/17      8/15 at 100.00         AAA          1,069,160

        1,500   Maryland, General Obligation Bonds, State and Local Facilities          No Opt. Call         AAA          1,636,815
                 Loan, First Series 2001, 5.500%, 3/01/12

        4,730   Montgomery County, Maryland, Consolidated General                    10/11 at 101.00         AAA          5,058,873
                 Obligation Public Improvement Refunding Bonds, Series 2001,
                 5.250%, 10/01/18

                Prince George's County, Maryland, General Obligation
                Consolidated Public Improvement Bonds, Series 2001:
        1,000    5.250%, 12/01/20 - FGIC Insured                                     12/11 at 101.00         AAA          1,073,670
        2,820    5.250%, 12/01/21 - FGIC Insured                                     12/11 at 101.00         AAA          3,012,296

          770   Puerto Rico, General Obligation and Public Improvement Bonds,         7/11 at 100.00         AAA            801,485
                 Series 2001, 5.000%, 7/01/24 - FSA Insured


                                       34

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$         800   Washington Suburban Sanitary District, Montgomery and                 6/15 at 100.00         AAA     $      858,528
                 Prince George's Counties, Maryland, Sewerage Disposal
                 Bonds, Series 2005, 5.000%, 6/01/16

        1,000   Washington Suburban Sanitary District, Montgomery and                 6/15 at 100.00         AAA          1,073,160
                 Prince George's Counties, Maryland, Water Supply Bonds,
                 Series 2005, 5.000%, 6/01/16

------------------------------------------------------------------------------------------------------------------------------------
       22,270   Total Tax Obligation/General                                                                             23,650,021
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 19.8% (13.3% OF TOTAL INVESTMENTS)

          625   Annapolis, Maryland, Special Obligation Bonds, Park Place             1/15 at 101.00         N/R            630,331
                 Project, Series 2005A, 5.350%, 7/01/34

          675   Anne Arundel County, Maryland, Tax Increment Financing                  No Opt. Call         N/R            684,329
                 Revenue Bonds, Parole Town Center Project, Series 2002,
                 5.000%, 7/01/12

          530   Baltimore Board of School Commissioners, Maryland, Revenue            5/13 at 100.00         AA+            561,206
                 Bonds, City Public School System, Series 2003A, 5.000%, 5/01/15

                Baltimore County, Maryland, Certificates of Participation,
                Health and Social Services Building Project, Series 2001:
        1,580    5.000%, 8/01/20                                                      8/11 at 101.00         AA+          1,635,537
        1,660    5.000%, 8/01/21                                                      8/11 at 101.00         AA+          1,716,789

          500   Baltimore, Maryland, Project Revenue Bonds, Series 2006,              7/16 at 100.00         AAA            519,860
                 5.000%, 7/01/31 - AMBAC Insured

          350   Hyattsville, Maryland, Special Obligation Bonds, University           7/14 at 102.00         N/R            363,409
                 Town Center Project, Series 2004, 5.750%, 7/01/34

        1,000   Maryland Department of Transportation, Consolidated                     No Opt. Call          AA          1,111,850
                 Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16

        1,000   Maryland Department of Transportation, Consolidated                     No Opt. Call          AA          1,069,530
                 Transportation Revenue Bonds, Series 2004, 5.000%, 5/01/13

        1,405   Maryland Economic Development Corporation, Lease Revenue              6/12 at 100.50         AA+          1,513,073
                 Bonds, Department of Transportation Headquarters Building,
                 Series 2002, 5.375%, 6/01/19

          590   Montgomery County, Maryland, Lease Revenue Bonds,                     5/15 at 100.00          A1            619,718
                 College of Arts Center Project, Series 2005A, 5.000%, 5/01/18

        1,000   Montgomery County, Maryland, Special Obligation Bonds,                7/12 at 101.00          AA          1,055,630
                 West Germantown Development District, Senior Series 2002A,
                 5.500%, 7/01/27 - RAAI Insured

          270   Prince George's County, Maryland, Special Obligation Bonds,           7/15 at 100.00         N/R            268,604
                 National Harbor Project, Series 2005, 5.200%, 7/01/34

          475   Prince George's County, Maryland, Special Tax District Bonds,         7/13 at 100.00         N/R            475,119
                 Victoria Falls Project, Series 2005, 5.250%, 7/01/35

------------------------------------------------------------------------------------------------------------------------------------
       11,660   Total Tax Obligation/Limited                                                                             12,224,985
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 3.2% (2.2% OF TOTAL INVESTMENTS)

                Maryland Health and Higher Educational Facilities Authority,
                Parking Facilities Revenue Bonds, Johns Hopkins Hospital, Series
                2001:
          650    5.000%, 7/01/27 - AMBAC Insured                                      7/11 at 100.00         AAA            665,931
        1,000    5.000%, 7/01/34 - AMBAC Insured                                      7/11 at 100.00         AAA          1,019,950

                Maryland Health and Higher Educational Facilities Authority,
                Parking Facilities Revenue Bonds, Johns Hopkins Medical
                Institution, Series 2004B:
          155    5.000%, 7/01/13 - AMBAC Insured                                        No Opt. Call         AAA            165,211
          135    5.000%, 7/01/14 - AMBAC Insured                                        No Opt. Call         AAA            144,194

------------------------------------------------------------------------------------------------------------------------------------
        1,940   Total Transportation                                                                                      1,995,286
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 24.4% (16.4% OF TOTAL INVESTMENTS) (4)

        1,500   Baltimore County, Maryland, Consolidated General Obligation           8/12 at 100.00         AAA          1,597,365
                 Public Improvement Bonds, Series 2002, 5.000%, 8/01/18
                 (Pre-refunded 8/01/12)

        3,000   Frederick County, Maryland, General Obligation Public Facilities     12/10 at 101.00         AAA          3,211,440
                 Bonds, Series 2000, 5.200%, 12/01/19 (Pre-refunded 12/01/10)

        1,000   Frederick County, Maryland, General Obligation Public Facilities     11/12 at 101.00      AA (4)          1,073,340
                 Bonds, Series 2002, 5.000%, 11/01/20 (Pre-refunded 11/01/12)


                                       35

                        Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$         750   Howard County, Maryland, Consolidated Public Improvement              8/12 at 100.00         AAA     $      798,870
                 Refunding Bonds, Series 2003A, 5.000%, 8/15/15
                 (Pre-refunded 8/15/12)

        1,260   Maryland Health and Higher Educational Facilities Authority,            No Opt. Call         AAA          1,326,490
                 Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/17 -
                 AMBAC Insured (ETM)

        1,260   Maryland Transportation Authority, Revenue Refunding Bonds,             No Opt. Call         AAA          1,437,950
                 Transportation Facilities Projects, First Series 1978,
                 6.800%, 7/01/16 (ETM)

        3,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          3,199,410
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

        1,230   Puerto Rico, General Obligation and Public Improvement Bonds,         7/11 at 100.00         AAA          1,303,148
                 Series 2001, 5.000%, 7/01/24 (Pre-refunded 7/01/11) -
                 FSA Insured

        1,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          1,086,190
                 Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26
                 (Pre-refunded 7/01/10)

------------------------------------------------------------------------------------------------------------------------------------
       14,000   Total U.S. Guaranteed                                                                                    15,034,203
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 3.3% (2.2% OF TOTAL INVESTMENTS)

        1,000   Guam Power Authority, Revenue Bonds, Series 1999A,                   10/09 at 101.00         AAA          1,044,800
                 5.250%, 10/01/34 - MBIA Insured

        1,000   Maryland Energy Financing Administration, Revenue Bonds,              9/07 at 100.00         N/R          1,010,220
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Utilities                                                                                           2,055,020
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 0.6% (0.4% OF TOTAL INVESTMENTS)

          355   Maryland Water Quality Financing Administration, Revolving              No Opt. Call         AAA            382,427
                 Loan Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15
------------------------------------------------------------------------------------------------------------------------------------
$      88,056   Total Investments (cost $89,550,637) - 148.8%                                                            91,872,890
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.0%                                                                      1,853,324
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.8)%                                                        (32,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  61,726,214
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI)
                        Portfolio of
                                INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 2.2% (1.5% OF TOTAL INVESTMENTS)

$         220   Baltimore, Maryland, Pollution Control Revenue Bonds,                   No Opt. Call           B     $      212,122
                 General Motors Corporation, Series 1993, 5.350%, 4/01/08

        1,000   Baltimore, Maryland, Senior Lien Convention Center Hotel              9/16 at 100.00         AAA          1,056,340
                 Revenue Bonds, Series 2006A, 5.250%, 9/01/39 - XLCA Insured

          380   Baltimore, Maryland, Subordinate Lien Convention Center               9/16 at 100.00         Ba1            397,043
                 Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39

------------------------------------------------------------------------------------------------------------------------------------
        1,600   Total Consumer Discretionary                                                                              1,665,505
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 3.6% (2.4% OF TOTAL INVESTMENTS)

        2,695   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB          2,744,345
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 13.4% (9.0% OF TOTAL INVESTMENTS)

          225   Anne Arundel County, Maryland, Economic Development                   9/12 at 102.00          A3            233,017
                 Revenue Bonds, Community College Project, Series 2002,
                 5.125%, 9/01/22

          625   Frederick County, Maryland, Educational Facilities Revenue            9/16 at 100.00        BBB-            651,394
                 Bonds, Mount Saint Mary's College, Series 2006, 5.625%, 9/01/38

                Frederick County, Maryland, Educational Facilities Revenue
                Bonds, Mount St. Mary's College, Series 2001A:
          100    5.750%, 9/01/25                                                      3/10 at 101.00        BBB-            103,414
          100    5.800%, 9/01/30                                                      3/10 at 101.00        BBB-            103,251

          690   Hartford County, Maryland, Economic Development Revenue               4/14 at 100.00          A+            713,805
                 Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34

          625   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          A-            636,775
                 Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00          AA          1,022,840
                 Revenue Bonds, Johns Hopkins University, Series 2002A,
                 5.000%, 7/01/32

          525   Maryland Industrial Development Financing Authority, Revenue          5/15 at 100.00         N/R            555,980
                 Bonds, Our Lady of Good Counsel High School, Series 2005A,
                 6.000%, 5/01/35

        1,000   Morgan State University, Maryland, Student Tuition and Fee            7/13 at 100.00         AAA          1,033,990
                 Revenue Bonds, Academic Fees and Auxiliary Facilities,
                 Series 2003A, 5.000%, 7/01/32 - FGIC Insured

          985   University of Maryland, Auxiliary Facility and Tuition Revenue        4/11 at 100.00          AA            995,146
                 Bonds, Series 2001B, 4.625%, 4/01/21

        2,000   University of Maryland, Auxiliary Facility and Tuition Revenue        4/12 at 100.00          AA          2,100,000
                 Bonds, Series 2002A, 5.125%, 4/01/22

                University of Maryland, Auxiliary Facility and Tuition Revenue
                Bonds, Series 2003A:
        1,000    5.000%, 4/01/15                                                      4/13 at 100.00          AA          1,058,490
        1,000    5.000%, 4/01/19                                                      4/13 at 100.00          AA          1,049,830

------------------------------------------------------------------------------------------------------------------------------------
        9,875   Total Education and Civic Organizations                                                                  10,257,932
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 17.9% (12.1% OF TOTAL INVESTMENTS)

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/08 at 101.00         AAA          1,029,420
                 Revenue Bonds, Anne Arundel Medical Center, Series 1998,
                 5.125%, 7/01/33 - FSA Insured

          775   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          A2            810,170
                 Revenue Bonds, Calvert Memorial Hospital, Series 2004,
                 5.500%, 7/01/36

        1,250   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1          1,303,900
                 Revenue Bonds, Carroll County General Hospital, Series 2002,
                 5.800%, 7/01/32


                                       37

                        Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         870   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          AA     $      880,640
                 Revenue Bonds, Civista Medical Center, Series 2005,
                 5.000%, 7/01/37 - RAAI Insured

          700   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1            710,192
                 Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                 5.125%, 7/01/35

          800   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A+            807,112
                 Revenue Bonds, Greater Baltimore Medical Center, Series 2001,
                 5.000%, 7/01/34

        1,000   Maryland Health and Higher Educational Facilities Authority,          5/11 at 100.00         AA-          1,023,970
                 Revenue Bonds, Johns Hopkins Hospital, Series 2001,
                 5.000%, 5/15/21

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/13 at 100.00        Baa2          1,027,370
                 Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                 5.500%, 7/01/33

          725   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00           A            738,659
                 Revenue Bonds, LifeBridge Health System, Series 2004A,
                 5.125%, 7/01/34

          900   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00        BBB+            934,938
                 Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24

          650   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A-            667,862
                 Revenue Bonds, Mercy Medical Center, Series 2001,
                 5.625%, 7/01/31

        1,845   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00          A3          1,933,818
                 Revenue Bonds, Union Hospital of Cecil County, Series 2002,
                 5.625%, 7/01/32

          775   Maryland Health and Higher Educational Facilities Authority,          1/13 at 101.00        Baa2            817,524
                 Revenue Refunding Bonds, Adventist Healthcare, Series 2003A,
                 5.750%, 1/01/25

                Prince George's County, Maryland, Revenue Bonds, Dimensions
                Health Corporation, Series 1994:
          350    5.375%, 7/01/14                                                      7/06 at 100.00          B3            316,320
          900    5.300%, 7/01/24                                                      7/06 at 100.00          B3            748,386

------------------------------------------------------------------------------------------------------------------------------------
       13,540   Total Health Care                                                                                        13,750,281
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 14.7% (10.0% OF TOTAL INVESTMENTS)

          980   Maryland Community Development Administration, Housing                7/12 at 100.00         Aa2            980,314
                 Revenue Bonds, Series 2002B, 4.950%, 7/01/32 (Alternative
                 Minimum Tax)

        1,250   Maryland Economic Development Corporation, Senior Lien               10/13 at 100.00         Ba2          1,203,050
                 Student Housing Revenue Bonds, University of Maryland -
                 Baltimore, Series 2003A, 5.625%, 10/01/23

                Maryland Economic Development Corporation, Student Housing
                Revenue Bonds, Sheppard Pratt University Village, Series 2001:
           20    5.875%, 7/01/21 - ACA Insured                                        7/11 at 101.00           A             21,181
          150    6.000%, 7/01/33 - ACA Insured                                        7/11 at 101.00           A            159,171

          475   Maryland Economic Development Corporation, Student Housing            6/16 at 100.00         AAA            489,131
                 Revenue Refunding Bonds, University of Maryland College
                 Park Projects, Series 2006, 5.000%, 6/01/33 - CIFG Insured

                Montgomery County Housing Opportunities Commission,
                Maryland, Multifamily Housing Development Bonds, Series 2002B:
          515    5.100%, 7/01/33 (Alternative Minimum Tax)                            7/12 at 100.00         Aaa            518,966
        3,000    5.200%, 7/01/44 (Alternative Minimum Tax)                            7/12 at 100.00         Aaa          3,030,060

        4,860   Prince George's County Housing Authority, Maryland, GNMA             11/12 at 100.00         AAA          4,918,028
                 Collateralized Mortgage Revenue Bonds, Fairview and
                 Hillside Projects, Series 2002A, 4.700%, 11/20/22

------------------------------------------------------------------------------------------------------------------------------------
       11,250   Total Housing/Multifamily                                                                                11,319,901
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.8% (0.5% OF TOTAL INVESTMENTS)

          600   Maryland Community Development Administration, Department             9/15 at 100.00         Aa2            604,710
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2006F, 4.900%, 9/01/26 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.3% (0.9% OF TOTAL INVESTMENTS)

        1,000   Northeast Maryland Waste Disposal Authority, Baltimore,               1/09 at 101.00         BBB          1,015,430
                 Resource Recovery Revenue Bonds, RESCO Retrofit Project,
                 Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                                       38

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.6% (0.4% OF TOTAL INVESTMENTS)

$         280   Maryland Health and Higher Educational Facilities Authority,          4/11 at 101.00         N/R     $      271,813
                 Revenue Bonds, Collington Episcopal Life Care Community Inc.,
                 Series 2001A, 6.750%, 4/01/23

                Prince George's County, Maryland, Revenue Bonds, Collington
                Episcopal Life Care Community Inc., Series 1994A:
           30    5.625%, 4/01/09                                                      4/09 at 100.00         N/R             29,132
          140    6.000%, 4/01/13                                                      4/13 at 100.00         N/R            133,503

------------------------------------------------------------------------------------------------------------------------------------
          450   Total Long-Term Care                                                                                        434,448
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 23.6% (15.9% OF TOTAL INVESTMENTS)

        1,000   Annapolis, Maryland, General Obligation Public Improvement            4/12 at 101.00          AA          1,013,530
                 Refunding Bonds, Series 2002, 4.375%, 4/01/17

                Anne Arundel County, Maryland, General Obligation Bonds,
                Series 2006:
          845    5.000%, 3/01/21                                                      3/16 at 100.00         AA+            895,447
          650    5.000%, 3/01/21                                                      3/16 at 100.00         AA+            688,805

        1,000   Calvert County, Maryland, General Obligation Public Improvement       1/12 at 101.00          AA          1,028,110
                 Bonds, Series 2002, 4.500%, 1/01/16

          380   Carroll County, Maryland, Consolidated Public Improvement            12/15 at 100.00          AA            407,212
                 Bonds, Series 2005A, 5.000%, 12/01/16

        1,260   Charles County, Maryland, Consolidated General Obligation             1/12 at 101.00          AA          1,286,132
                 Public Improvement Bonds, Series 2002, 4.400%, 1/15/16

          500   Frederick County, Maryland, General Obligation Public                   No Opt. Call          AA            540,940
                 Facilities Bonds, Series 2006, 5.000%, 11/01/20

          245   Frederick County, Maryland, Special Obligation Bonds, Villages        7/10 at 102.00          AA            262,515
                 of Lake Linganore Community Development Authority,
                 Series 2001A, 5.600%, 7/01/20 - RAAI Insured

                Frederick, Maryland, General Obligation Bonds, Series 2005:
          710    5.000%, 8/01/16 - MBIA Insured                                       8/15 at 100.00         AAA            759,665
          535    5.000%, 8/01/17 - MBIA Insured                                       8/15 at 100.00         AAA            569,898

        1,000   Maryland National Capital Park Planning Commission,                   1/14 at 100.00          AA          1,057,960
                 Prince George's County, General Obligation Bonds, Park
                 Acquisition and Development, Series 2004EE-2,
                 5.000%, 1/15/17

        1,500   Maryland, General Obligation Bonds, Series 2005,                      8/15 at 100.00         AAA          1,603,740
                 5.000%, 8/01/17

        1,440   Montgomery County, Maryland, Consolidated General                       No Opt. Call         AAA          1,551,571
                 Obligation Public Improvement Bonds, Series 2005A,
                 5.000%, 7/01/15

        1,000   Prince George's County, Maryland, General Obligation                 10/13 at 100.00          AA          1,054,640
                 Consolidated Public Improvement Bonds, Series 2003A,
                 5.000%, 10/01/17

        1,000   Prince George's County, Maryland, General Obligation                    No Opt. Call          AA          1,064,060
                 Consolidated Public Improvement Bonds, Series 2004C,
                 5.000%, 12/01/11

        1,000   St. Mary's County, Maryland, General Obligation Hospital                No Opt. Call         AA-          1,066,350
                 Bonds, Series 2002, 5.000%, 10/01/12

           25   Washington Suburban Sanitary District, Montgomery and                 6/11 at 101.00         AAA             26,329
                 Prince George's Counties, Maryland, General Obligation
                 Construction Bonds, Second Series 2001, 5.000%, 6/01/17

        1,000   Washington Suburban Sanitary District, Montgomery and                   No Opt. Call         AAA          1,072,520
                 Prince George's Counties, Maryland, Sewerage Disposal
                 Bonds, Series 2004, 5.000%, 6/01/13

        1,000   Washington Suburban Sanitary District, Montgomery and                 6/15 at 100.00         AAA          1,073,160
                 Prince George's Counties, Maryland, Sewerage Disposal
                 Bonds, Series 2005, 5.000%, 6/01/16

        1,000   Washington Suburban Sanitary District, Montgomery and                 6/15 at 100.00         AAA          1,073,160
                 Prince George's Counties, Maryland, Water Supply Bonds,
                 Series 2005, 5.000%, 6/01/16

------------------------------------------------------------------------------------------------------------------------------------
       17,090   Total Tax Obligation/General                                                                             18,095,744
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 33.9% (23.0% OF TOTAL INVESTMENTS)

          750   Annapolis, Maryland, Special Obligation Bonds, Park Place             1/15 at 101.00         N/R            756,397
                 Project, Series 2005A, 5.350%, 7/01/34

        1,000   Baltimore Board of School Commissioners, Maryland, Revenue            5/13 at 100.00         AA+          1,058,880
                 Bonds, City Public School System, Series 2003A, 5.000%, 5/01/15

          600   Baltimore, Maryland, Project Revenue Bonds, Series 2006,              7/16 at 100.00         AAA            623,832
                 5.000%, 7/01/31 - AMBAC Insured


                                       39

                        Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         450   Hyattsville, Maryland, Special Obligation Bonds, University           7/14 at 102.00         N/R     $      467,240
                 Town Center Project, Series 2004, 5.750%, 7/01/34

        5,000   Maryland Department of Transportation, Consolidated                     No Opt. Call          AA          5,559,250
                 Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16

        1,000   Maryland Department of Transportation, Consolidated                     No Opt. Call          AA          1,069,530
                 Transportation Revenue Bonds, Series 2004, 5.000%, 5/01/13

        2,200   Maryland Economic Development Corporation, Lease Revenue              6/12 at 100.50         AA+          2,238,654
                 Bonds, Department of Transportation Headquarters Building,
                 Series 2002, 4.750%, 6/01/22

          450   Maryland Economic Development Corporation, Lease Revenue              9/12 at 100.00         AA+            478,039
                 Bonds, Montgomery County Town Square Parking Garage,
                 Series 2002A, 5.000%, 9/15/13

        2,935   Maryland Economic Development Corporation, Lease Revenue              9/12 at 100.00         AA+          3,136,869
                 Bonds, Montgomery County Wayne Avenue Parking Project,
                 Series 2002A, 5.250%, 9/15/16

                Maryland Stadium Authority, Lease Revenue Bonds,
                Montgomery County Conference Center Facilities, Series 2003:
        1,465    5.000%, 6/15/21                                                      6/13 at 100.00         AA+          1,521,285
        1,620    5.000%, 6/15/23                                                      6/13 at 100.00         AA+          1,680,442
          710   Montgomery County, Maryland, Lease Revenue Bonds,                     5/15 at 100.00          A1            745,763
                 College of Arts Center Project, Series 2005A, 5.000%, 5/01/18

          460   Prince George's County, Maryland, Special Obligation Bonds,           7/15 at 100.00         N/R            457,622
                 National Harbor Project, Series 2005, 5.200%, 7/01/34

          575   Prince George's County, Maryland, Special Tax District Bonds,         7/13 at 100.00         N/R            575,144
                 Victoria Falls Project, Series 2005, 5.250%, 7/01/35

                Puerto Rico Public Buildings Authority, Guaranteed Government
                Facilities Revenue Bonds, Series 2002G:
        1,000    5.250%, 7/01/17                                                      7/12 at 100.00         BBB          1,034,650
        1,205    5.250%, 7/01/20                                                      7/12 at 100.00         BBB          1,240,945
        1,275    5.250%, 7/01/21                                                      7/12 at 100.00         BBB          1,312,013

        1,000   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call         AAA          1,083,640
                 Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 -
                 AMBAC Insured

          235   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00        BBB-            243,354
                 Appropriation Bonds, Series 2002E, 5.500%, 8/01/29

          700   Puerto Rico, Highway Revenue Bonds, Highway and                         No Opt. Call         AAA            783,727
                 Transportation Authority, Series 2003AA, 5.500%, 7/01/19 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       24,630   Total Tax Obligation/Limited                                                                             26,067,276
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 0.4% (0.4% OF TOTAL INVESTMENTS)

                Maryland Health and Higher Educational Facilities Authority,
                Parking Facilities Revenue Bonds, Johns Hopkins Medical
                Institution, Series 2004B:
          190    5.000%, 7/01/13 - AMBAC Insured                                        No Opt. Call         AAA            202,517
          175    5.000%, 7/01/14 - AMBAC Insured                                        No Opt. Call         AAA            186,918

------------------------------------------------------------------------------------------------------------------------------------
          365   Total Transportation                                                                                        389,435
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 24.2% (16.4% OF TOTAL INVESTMENTS) (4)

           10   Anne Arundel County, Maryland, General Obligation Bonds,              5/09 at 101.00     AA+ (4)             10,469
                 Consolidated General Improvements, Series 1999,
                 5.000%, 5/15/19 (Pre-refunded 5/15/09)

          100   Frederick County, Maryland, General Obligation Public                 7/09 at 101.00         AAA            105,562
                 Facilities Bonds, Series 1999, 5.250%, 7/01/17 (Pre-refunded
                 7/01/09)

                Frederick County, Maryland, General Obligation Public Facilities
                Bonds, Series 2002:
        1,830    5.000%, 11/01/20 (Pre-refunded 11/01/12)                            11/12 at 101.00      AA (4)          1,964,212
        2,035    5.000%, 11/01/21 (Pre-refunded 11/01/12)                            11/12 at 101.00      AA (4)          2,184,247
        2,500    5.000%, 11/01/22 (Pre-refunded 11/01/12)                            11/12 at 101.00      AA (4)          2,683,350

        1,210   Howard County, Maryland, Consolidated Public Improvement              2/09 at 101.00         AAA          1,256,174
                 Bonds, Series 2001A, 4.750%, 2/15/19 (Pre-refunded 2/15/09)


                                       40

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       1,215   Howard County, Maryland, Consolidated Public Improvement              8/12 at 100.00         AAA     $    1,294,169
                 Refunding Bonds, Series 2003A, 5.000%, 8/15/15
                 (Pre-refunded 8/15/12)

          285   Maryland Health and Higher Educational Facilities Authority,            No Opt. Call         AAA            300,039
                 Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/17 -
                 AMBAC Insured (ETM)

        1,080   Maryland Transportation Authority, Revenue Refunding Bonds,             No Opt. Call         AAA          1,232,528
                 Transportation Facilities Projects, First Series 1978,
                 6.800%, 7/01/16 (ETM)

        2,000   Montgomery County, Maryland, Consolidated General                     2/12 at 101.00         AAA          2,139,280
                 Obligation Public Improvement Bonds, Series 2002A,
                 5.000%, 2/01/20 (Pre-refunded 2/01/12)

        3,500   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          3,732,645
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

          700   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00         Aaa            759,297
                 Appropriation Bonds, Series 2002E, 5.500%, 8/01/29
                 (Pre-refunded 2/01/12)

          880   Puerto Rico, General Obligation and Public Improvement Bonds,         7/11 at 100.00         AAA            937,385
                 Series 2001, 5.125%, 7/01/30 (Pre-refunded 7/01/11) -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       17,345   Total U.S. Guaranteed                                                                                    18,599,357
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 7.2% (4.8% OF TOTAL INVESTMENTS)

        1,250   Maryland Energy Financing Administration, Revenue Bonds,              9/07 at 100.00         N/R          1,262,775
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)

        4,025   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          4,234,622
                 Series 2000HH, 5.250%, 7/01/29 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,275   Total Utilities                                                                                           5,497,397
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 4.0% (2.7% OF TOTAL INVESTMENTS)

        2,570   Baltimore, Maryland, Revenue Refunding Bonds, Wastewater              7/12 at 100.00         AAA          2,636,665
                 Projects, Series 2002A, 5.125%, 7/01/42 - FGIC Insured

          430   Maryland Water Quality Financing Administration, Revolving              No Opt. Call         AAA            463,222
                 Loan Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15

------------------------------------------------------------------------------------------------------------------------------------
        3,000   Total Water and Sewer                                                                                     3,099,887
------------------------------------------------------------------------------------------------------------------------------------
$     108,715   Total Investments (cost $112,293,408) - 147.8%                                                          113,541,648
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.0%                                                                      2,267,579
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.8)%                                                        (39,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  76,809,227
                ====================================================================================================================

             FORWARD SWAPS OUTSTANDING AT MAY 31, 2006:
                                        FIXED RATE              FLOATING RATE
                                              PAID  FIXED RATE       RECEIVED  FLOATING RATE                              UNREALIZED
                            NOTIONAL   BY THE FUND     PAYMENT    BY THE FUND        PAYMENT  EFFECTIVE  TERMINATION    APPRECIATION
          COUNTERPARTY        AMOUNT  (ANNUALIZED)   FREQUENCY       BASED ON      FREQUENCY   DATE (5)         DATE  (DEPRECIATION)
          --------------------------------------------------------------------------------------------------------------------------
          Goldman Sachs   $1,600,000        4.013%   Quarterly            BMA      Quarterly    9/14/06      9/14/26        $ 76,206
          Merrill Lynch    2,900,000        4.021    Quarterly            BMA      Quarterly    9/21/06      9/21/26         135,717
          --------------------------------------------------------------------------------------------------------------------------
                                                                                                                            $211,923
          ==========================================================================================================================

                 BMA  -  The daily arithmetic average of the weekly BMA (Bond
                         Market Association) Municipal Swap Index.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Virginia Premium Income Municipal Fund (NPV)
                        Portfolio of
                                INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.2% (2.9% OF TOTAL INVESTMENTS)

                Tobacco Settlement Financing Corporation of Virginia, Tobacco
                Settlement Asset-Backed Bonds, Series 2005:
$       1,575    5.250%, 6/01/19                                                      6/15 at 100.00         BBB     $    1,598,121
        3,850    5.500%, 6/01/26                                                      6/15 at 100.00         BBB          3,936,355

------------------------------------------------------------------------------------------------------------------------------------
        5,425   Total Consumer Staples                                                                                    5,534,476
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 7.0% (4.8% OF TOTAL INVESTMENTS)

        1,000   Prince William County Industrial Development Authority,              10/13 at 101.00          A3          1,037,460
                 Virginia, Educational Facilities Revenue Bonds, Catholic
                 Diocese of Arlington, Series 2003, 5.500%, 10/01/33

          500   Prince William County Park Authority, Virginia, Park Facilities      10/09 at 101.00          A3            530,800
                 Revenue Refunding and Improvement Bonds, Series 1999,
                 6.000%, 10/15/28

          700   Puerto Rico Industrial, Tourist, Educational, Medical and            12/12 at 101.00        BBB-            719,775
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Refunding Bonds, Ana G. Mendez University
                 System, Series 2002, 5.375%, 12/01/21

          500   Rockbridge County Industrial Development Authority, Virginia,         7/11 at 100.00          B2            500,395
                 Horse Center Revenue Refunding Bonds, Series 2001C,
                 6.850%, 7/15/21

          475   The Rector and Visitors of the University of Virginia, General        6/15 at 100.00         AAA            503,785
                 Revenue Bonds, Series 2005, 5.000%, 6/01/18

        2,120   Virginia College Building Authority, Educational Facilities           9/11 at 100.00         AA+          2,176,413
                 Revenue Bonds, Public Higher Education Financing Program,
                 Series 2001A, 5.000%, 9/01/26

        2,000   Virginia College Building Authority, Educational Facilities             No Opt. Call         Aa1          2,137,400
                 Revenue Bonds, Public Higher Education Financing Program,
                 Series 2004B, 5.000%, 9/01/13

        1,635   Virginia Commonwealth University, Revenue Bonds,                      5/14 at 101.00         AAA          1,724,909
                 Series 2004A, 5.000%, 5/01/17 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,930   Total Education and Civic Organizations                                                                   9,330,937
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 16.9% (11.6% OF TOTAL INVESTMENTS)

        2,000   Albemarle County Industrial Development Authority,                   10/12 at 100.00          A2          2,038,460
                 Virginia, Hospital Revenue Bonds, Martha Jefferson Hospital,
                 Series 2002, 5.250%, 10/01/35

        4,850   Fairfax County Industrial Development Authority, Virginia,              No Opt. Call         AA+          5,075,622
                 Hospital Revenue Refunding Bonds, Inova Health System,
                 Series 1993A, 5.000%, 8/15/23

        1,250   Fredericksburg Industrial Development Authority, Virginia,            6/12 at 100.00          A3          1,264,200
                 Revenue Bonds, MediCorp Health System, Series 2002B,
                 5.125%, 6/15/33

        1,000   Hanover County Industrial Development Authority, Virginia,              No Opt. Call         AAA          1,156,070
                 Hospital Revenue Bonds, Memorial Regional Medical Center,
                 Series 1995, 6.375%, 8/15/18 - MBIA Insured

        1,500   Henrico County Economic Development Authority, Virginia,             11/12 at 100.00          A-          1,558,725
                 Revenue Bonds, Bon Secours Health System Inc., Series 2002A,
                 5.600%, 11/15/30

        1,500   Henrico County Industrial Development Authority, Virginia,              No Opt. Call         AAA          1,786,305
                 Healthcare Revenue Bonds, Bon Secours Health System,
                 Series 1996, 6.250%, 8/15/20 - MBIA Insured

        1,500   Manassas Industrial Development Authority, Virginia, Hospital         4/13 at 100.00          A2          1,541,025
                 Revenue Bonds, Prince William Hospital, Series 2002,
                 5.250%, 4/01/33

        4,750   Medical College of Virginia Hospital Authority, General Revenue       7/08 at 102.00         AAA          4,871,553
                 Bonds, Series 1998, 5.125%, 7/01/23 - MBIA Insured

        3,000   Roanoke Industrial Development Authority, Virginia, Hospital          7/12 at 100.00         AAA          3,185,010
                 Revenue Bonds, Carilion Health System, Series 2002A,
                 5.500%, 7/01/19 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       21,350   Total Health Care                                                                                        22,476,970
------------------------------------------------------------------------------------------------------------------------------------


                                       42

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.6% (3.2% OF TOTAL INVESTMENTS)

$       1,435   Arlington County Industrial Development Authority, Virginia,          5/10 at 100.00         Aaa     $    1,529,523
                 Multifamily Housing Revenue Bonds, Patrick Henry Apartments,
                 Series 2000, 6.050%, 11/01/32 (Mandatory put 11/01/20)
                 (Alternative Minimum Tax)

                Danville Industrial Development Authority, Virginia, Student
                Housing Revenue Bonds, Collegiate Housing Foundation, Averett
                College, Series 1999A:
          500    6.875%, 6/01/20                                                      6/09 at 102.00         N/R            491,640
        1,500    7.000%, 6/01/30                                                      6/09 at 102.00         N/R          1,471,830

        1,495   Henrico County Economic Development Authority, Virginia,              7/09 at 102.00         AAA          1,599,904
                 GNMA Mortgage-Backed Securities Program Assisted Living
                 Revenue Bonds, Beth Sholom, Series 1999A, 5.900%, 7/20/29

        1,000   Lynchburg Redevelopment and Housing Authority, Virginia,              4/10 at 102.00         AAA          1,030,470
                 Vistas GNMA Mortgage-Backed Revenue Bonds, Series 2000A,
                 6.200%, 1/20/40 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        5,930   Total Housing/Multifamily                                                                                 6,123,367
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 2.1% (1.5% OF TOTAL INVESTMENTS)

          340   Puerto Rico Housing Finance Authority, Mortgage-Backed                6/13 at 100.00         AAA            342,465
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)

        1,000   Virginia Housing Development Authority, Commonwealth                  7/11 at 100.00         AAA          1,025,090
                 Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 -
                 MBIA Insured

        1,500   Virginia Housing Development Authority, Commonwealth                  1/15 at 100.00         AAA          1,461,405
                 Mortgage Bonds, Series 2005C-C2, 4.750%, 10/01/32
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,840   Total Housing/Single Family                                                                               2,828,960
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.6% (1.0% OF TOTAL INVESTMENTS)

        2,000   Charles County Industrial Development Authority, Virginia,              No Opt. Call         BBB          2,037,660
                 Solid Waste Disposal Facility Revenue Refunding Bonds,
                 USA Waste of Virginia Inc., Series 1999, 4.875%, 2/01/09
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 1.9% (1.2% OF TOTAL INVESTMENTS)

          500   Bedford County Industrial Development Authority, Virginia,            2/08 at 102.00          B2            490,415
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation, Series 1998, 5.600%, 12/01/25
                 (Alternative Minimum Tax) (5)

        1,000   Goochland County Industrial Development Authority, Virginia,         12/08 at 101.00          B2            980,900
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation Project, Series 1998, 5.650%, 12/01/25
                 (Alternative Minimum Tax) (5)

        1,000   Isle of Wight County Industrial Development Authority,                5/07 at 102.00         BBB          1,030,280
                 Virginia, Solid Waste Disposal Facilities Revenue Bonds,
                 Union Camp Corporation, Series 1997, 6.100%, 5/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,500   Total Materials                                                                                           2,501,595
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 27.8% (19.1% OF TOTAL INVESTMENTS)

          900   Alexandria, Virginia, General Obligation Bonds, Series 2004B,           No Opt. Call         AAA            964,881
                 5.000%, 6/15/13

        1,400   Arlington County, Virginia, General Obligation Bonds,                 5/15 at 100.00         AAA          1,500,996
                 Series 2005, 5.000%, 5/15/16

        1,500   Arlington County, Virginia, General Obligation Bonds,                 8/16 at 100.00         AAA          1,597,740
                 Series 2006, 5.000%, 8/01/20

                Chesapeake, Virginia, General Obligation Water and Sewerage
                Bonds, Series 2003B:
        1,880    5.000%, 6/01/21                                                      6/13 at 100.00          AA          1,952,493
        2,060    5.000%, 6/01/23                                                      6/13 at 100.00          AA          2,134,407

        1,355   Harrisonburg, Virginia, General Obligation Bonds, Public              7/12 at 101.00         AAA          1,418,563
                 Safety and Steam Plant, Series 2002, 5.000%, 7/15/19 -
                 FGIC Insured

        1,390   Henrico County, Virginia, General Obligation Bonds,                   7/15 at 100.00         AAA          1,491,345
                 Series 2005, 5.000%, 7/15/16

          105   Loudoun County, Virginia, General Obligation Public Improvement       5/12 at 100.00         AAA            111,510
                 Bonds, Series 2002A, 5.250%, 5/01/22

        1,920   Loudoun County, Virginia, General Obligation Public Improvement         No Opt. Call         AAA          2,064,480
                 Bonds, Series 2005A, 5.000%, 7/01/14


                                       43

                        Nuveen Virginia Premium Income Municipal Fund (NPV) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,435   Loudoun County, Virginia, General Obligation Public Improvement       6/15 at 100.00         AAA     $    1,527,500
                 Bonds, Series 2005B, 5.000%, 6/01/18

        1,185   Lynchburg, Virginia, General Obligation Bonds, Series 2004,           6/14 at 100.00          AA          1,241,880
                 5.000%, 6/01/21

                Newport News, Virginia, General Obligation Bonds, General
                Improvement and Water Projects, Series 2002A:
        2,770    5.000%, 7/01/19                                                      7/13 at 100.00          AA          2,898,944
        1,000    5.000%, 7/01/20                                                      7/13 at 100.00          AA          1,042,630

        1,350   Newport News, Virginia, General Obligation Bonds,                     5/14 at 101.00          AA          1,438,682
                 Series 2004C, 5.000%, 5/01/16

        1,400   Northern Mariana Islands, General Obligation Bonds,                   6/10 at 100.00           A          1,468,110
                 Series 2000A, 6.000%, 6/01/20 - ACA Insured

        1,280   Portsmouth, Virginia, General Obligation Bonds, Series 2005A,           No Opt. Call         AAA          1,371,930
                 5.000%, 4/01/15 - MBIA Insured

        1,480   Richmond, Virginia, General Obligation Bonds, Series 2004A,           7/14 at 100.00         AAA          1,550,833
                 5.000%, 7/15/21 - FSA Insured

                Richmond, Virginia, General Obligation Bonds, Series 2005A:
        1,500    5.000%, 7/15/17 - FSA Insured                                        7/15 at 100.00         AAA          1,592,895
        1,715    5.000%, 7/15/20 - FSA Insured                                        7/15 at 100.00         AAA          1,805,381

        1,430   Roanoke, Virginia, General Obligation Public Improvement             10/12 at 101.00          AA          1,510,723
                 Bonds, Series 2002A, 5.000%, 10/01/17

        1,135   Suffolk, Virginia, General Obligation Bonds, Series 2005,               No Opt. Call         Aa2          1,217,299
                 5.000%, 12/01/15

        2,155   Virginia Beach, Virginia, General Obligation Bonds,                   5/13 at 100.00         AA+          2,283,223
                 Series 2003B, 5.000%, 5/01/15

        1,100   Virginia Beach, Virginia, General Obligation Bonds,                   1/16 at 100.00         AA+          1,160,544
                 Series 2005, 5.000%, 1/15/20

        1,425   Virginia Beach, Virginia, General Obligation Public Improvement       6/11 at 101.00         AA+          1,485,021
                 Bonds, Series 2001, 5.000%, 6/01/20

------------------------------------------------------------------------------------------------------------------------------------
       34,870   Total Tax Obligation/General                                                                             36,832,010
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 32.7% (22.5% OF TOTAL INVESTMENTS)

                Buena Vista Public Recreational Facilities Authority, Virginia,
                Lease Revenue Bonds, Golf Course Project, Series 2005A:
          335    5.250%, 7/15/25 - ACA Insured                                        7/15 at 100.00           A            346,263
          260    5.500%, 7/15/35 - ACA Insured                                        7/15 at 100.00           A            269,511

        2,400   Commonwealth Transportation Board of Virginia, Federal                  No Opt. Call          AA          2,572,584
                 Highway Reimbursement Anticipation Notes, Series 2005,
                 5.000%, 9/28/15

        1,340   Culpeper Industrial Development Authority, Virginia, Lease            1/15 at 100.00         AAA          1,401,305
                 Revenue Bonds, School Facilities Project, Series 2005,
                 5.000%, 1/01/20 - MBIA Insured

                Cumberland County, Virginia, Certificates of Participation,
                Series 1997:
        1,075    6.200%, 7/15/12                                                        No Opt. Call         N/R          1,138,232
        1,350    6.375%, 7/15/17                                                        No Opt. Call         N/R          1,483,083

          500   Dinwiddie County Industrial Development Authority, Virginia,          2/07 at 102.00         N/R            513,525
                 Lease Revenue Bonds, Dinwiddie County School Facilities,
                 Series 1997A, 6.000%, 2/01/18

        1,000   Dinwiddie County Industrial Development Authority, Virginia,          2/14 at 100.00         AAA          1,062,530
                 Lease Revenue Bonds, Series 2004B, 5.125%, 2/15/16 -
                 MBIA Insured

        1,000   Fairfax County Economic Development Authority, Virginia,              5/16 at 100.00         AA+          1,060,760
                 Lease Revenue Bonds, Joint Public Uses Community Project,
                 Series 2006, 5.000%, 5/15/18

                Fairfax County Economic Development Authority, Virginia, Lease
                Revenue Bonds, Laurel Hill Public Facilities Projects, Series
                2003:
        2,260    5.000%, 6/01/14                                                      6/13 at 101.00         AA+          2,411,510
        2,165    5.000%, 6/01/22                                                      6/13 at 101.00         AA+          2,260,498

        1,660   Front Royal and Warren County Industrial Development                  4/14 at 100.00         AAA          1,739,298
                 Authority, Virginia, Lease Revenue Bonds, Series 2004B,
                 5.000%, 4/01/18 - FSA Insured

        1,270   James City County Economic Development Authority, Virginia,           7/15 at 100.00         AA-          1,334,973
                 Revenue Bonds, County Government Projects, Series 2005,
                 5.000%, 7/15/19

        1,930   Prince William County, Virginia, Certificates of Participation,       6/15 at 100.00         Aaa          2,029,221
                 County Facilities, Series 2005, 5.000%, 6/01/18 -
                 AMBAC Insured

        2,000   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00         AAA          2,052,100
                 Revenue Bonds, Series 2002D, 5.000%, 7/01/32 - FSA Insured


                                       44

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Puerto Rico Public Buildings Authority, Guaranteed Government
                Facilities Revenue Refunding Bonds, Series 2002D:
$         265    5.250%, 7/01/27                                                      7/12 at 100.00         BBB     $      272,060
          320    5.250%, 7/01/36                                                      7/12 at 100.00         BBB            326,659

        1,110   Spotsylvania County Industrial Development Authority, Virginia,       8/13 at 100.00         AAA          1,109,945
                 Lease Revenue Bonds, School Facilities, Series 2003B,
                 4.375%, 8/01/20 - AMBAC Insured

        2,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00         BBB          2,191,240
                 Loan Note, Series 1999A, 6.500%, 10/01/24

        1,400   Virginia Beach Development Authority, Public Facilities Revenue       5/15 at 100.00          AA          1,490,902
                  Bonds, Series 2005A, 5.000%, 5/01/16

        2,000   Virginia College Building Authority, Educational Facilities           2/12 at 100.00         AA+          2,074,620
                 Revenue Bonds, 21st Century College Program, Series 2002A,
                 5.000%, 2/01/22

        2,000   Virginia Public School Authority, School Financing Bonds,             8/10 at 101.00         AA+          2,092,840
                 1997 Resolution, Series 2000B, 5.000%, 8/01/18

        1,950   Virginia Public School Authority, School Financing Bonds,               No Opt. Call         AA+          2,080,631
                 1997 Resolution, Series 2004C, 5.000%, 8/01/13

        1,625   Virginia Public School Authority, School Financing Bonds,             8/15 at 100.00         AA+          1,723,361
                 1997 Resolution, Series 2005C, 5.000%, 8/01/17

                Virginia Resources Authority, Infrastructure Revenue Bonds,
                Pooled Loan Bond Program, Series 2000B:
        1,120    5.500%, 5/01/20 - FSA Insured                                        5/10 at 101.00         AAA          1,194,603
        3,060    5.500%, 5/01/30 - FSA Insured                                        5/10 at 101.00         AAA          3,249,812

        1,740   Virginia Resources Authority, Infrastructure Revenue Bonds,           5/11 at 101.00          AA          1,819,796
                 Pooled Loan Bond Program, Series 2002A, 5.000%, 5/01/19

        2,000   Virginia Transportation Board, Transportation Revenue Bonds,          5/14 at 100.00         AA+          2,128,080
                 U.S. Route 58 Corridor Development Program, Series 2004B,
                 5.000%, 5/15/15

------------------------------------------------------------------------------------------------------------------------------------
       41,135   Total Tax Obligation/Limited                                                                             43,429,942
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 13.2% (9.1% OF TOTAL INVESTMENTS)

          755   Metropolitan District of Columbia Airports Authority, Virginia,      10/07 at 101.00         Aa3            776,261
                 Airport System Revenue Bonds, Series 1997A, 5.375%, 10/01/23

        4,000   Norfolk Airport Authority, Virginia, Airport Revenue Bonds,           7/11 at 100.00         AAA          4,101,160
                 Series 2001A, 5.125%, 7/01/31 - FGIC Insured

        1,000   Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A,        2/15 at 100.00         AAA          1,046,090
                 5.000%, 2/01/23 - MBIA Insured

          530   Pocahontas Parkway Association, Virginia, Senior Lien Revenue         8/08 at 102.00         BB-            547,707
                 Bonds, Route 895 Connector Toll Road, Series 1998A,
                 5.500%, 8/15/28

        2,500   Richmond Metropolitan Authority, Virginia, Revenue Refunding            No Opt. Call         AAA          2,760,200
                 Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 -
                 FGIC Insured

        6,065   Virginia Port Authority, Revenue Bonds, Port Authority                7/07 at 101.00         AAA          6,221,170
                 Facilities, Series 1997, 5.600%, 7/01/27 - MBIA Insured
                 (Alternative Minimum Tax)

        2,000   Virginia Resources Authority, Airports Revolving Fund Revenue         2/11 at 100.00         Aa2          2,089,760
                 Bonds, Series 2001A, 5.250%, 8/01/23

------------------------------------------------------------------------------------------------------------------------------------
       16,850   Total Transportation                                                                                     17,542,348
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 15.0% (10.3% OF TOTAL INVESTMENTS) (4)

        3,500   Alexandria Industrial Development Authority, Virginia, Fixed Rate    10/10 at 101.00         AAA          3,835,195
                 Revenue Bonds, Institute for Defense Analyses, Series 2000A,
                 5.900%, 10/01/30 (Pre-refunded 10/01/10) - AMBAC Insured

          750   Bristol, Virginia, General Obligation Utility System Revenue            No Opt. Call         AAA            804,788
                 Bonds, Series 2002, 5.000%, 11/01/24 - FSA Insured (ETM)

                Fairfax County Water Authority, Virginia, Water Revenue
                Refunding Bonds, Series 2002:
          925    5.375%, 4/01/19 (Pre-refunded 4/01/12)                               4/12 at 100.00         AAA            999,777
          200    5.000%, 4/01/27 (Pre-refunded 4/01/12)                               4/12 at 100.00         AAA            212,280


                                       45

                        Nuveen Virginia Premium Income Municipal Fund (NPV) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

                Greater Richmond Convention Center Authority, Virginia, Hotel
                Tax Revenue Bonds, Convention
                Center Expansion Project, Series 2000:
$         600    6.125%, 6/15/25 (Pre-refunded 6/15/10)                               6/10 at 101.00         AAA     $      658,458
        2,000    6.125%, 6/15/29 (Pre-refunded 6/15/10)                               6/10 at 101.00         AAA          2,194,860

        2,000   Hampton, Virginia, General Obligation Public Improvement              2/10 at 102.00      AA (4)          2,191,580
                 Bonds, Series 2000, 6.000%, 2/01/20 (Pre-refunded 2/01/10)

                Loudoun County Industrial Development Authority, Virginia,
                Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A:
          375    6.000%, 6/01/22 (Pre-refunded 6/01/12)                               6/12 at 101.00     BBB (4)            419,273
          800    6.100%, 6/01/32 (Pre-refunded 6/01/12)                               6/12 at 101.00     BBB (4)            898,688

          480   Loudoun County, Virginia, General Obligation Public                   5/12 at 100.00         AAA            516,605
                 Improvement Bonds, Series 2002A, 5.250%, 5/01/22
                 (Pre-refunded 5/01/12)

        2,500   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          2,666,175
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

                Puerto Rico Public Buildings Authority, Guaranteed Government
                Facilities Revenue Refunding Bonds, Series 2002D:
          735    5.250%, 7/01/27 (Pre-refunded 7/01/12)                               7/12 at 100.00     BBB (4)            787,633
          880    5.250%, 7/01/36 (Pre-refunded 7/01/12)                               7/12 at 100.00     BBB (4)            943,017

        1,035   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          1,078,884
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded 7/01/10)

        1,000   Virginia College Building Authority, Educational Facilities           4/10 at 101.00      A+ (4)          1,088,820
                 Revenue Bonds, Hampton University, Series 2000,
                 6.000%, 4/01/20 (Pre-refunded 4/01/10)

          500   Virginia Resources Authority, Clean Water State Revolving            10/10 at 100.00         AAA            538,700
                 Fund Revenue Bonds, Series 1999, 5.625%, 10/01/22
                 (Pre-refunded 10/01/10)

------------------------------------------------------------------------------------------------------------------------------------
       18,280   Total U.S. Guaranteed                                                                                    19,834,733
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 11.8% (8.1% OF TOTAL INVESTMENTS)

                Bristol, Virginia, Utility System Revenue Refunding Bonds,
                Series 2003:
        1,705    5.250%, 7/15/14 - MBIA Insured                                       7/13 at 100.00         AAA          1,838,399
        1,800    5.250%, 7/15/15 - MBIA Insured                                       7/13 at 100.00         AAA          1,937,358
        2,775    5.250%, 7/15/23 - MBIA Insured                                       7/13 at 100.00         AAA          2,954,376

        2,500   Mecklenburg County Industrial Development Authority, Virginia,       10/12 at 100.00          A3          2,783,675
                 Revenue Bonds, UAE Mecklenburg Cogeneration LP,
                 Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)

        3,500   Richmond, Virginia, Public Utility Revenue Refunding Bonds,           1/08 at 101.00         AAA          3,586,695
                 Series 1998A, 5.125%, 1/15/28 - FGIC Insured

                Richmond, Virginia, Public Utility Revenue Refunding Bonds,
                Series 2002:
          750    5.000%, 1/15/27 - FSA Insured                                        1/12 at 100.00         AAA            770,093
        1,700    5.000%, 1/15/33 - FSA Insured                                        1/12 at 100.00         AAA          1,739,610

------------------------------------------------------------------------------------------------------------------------------------
       14,730   Total Utilities                                                                                          15,610,206
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 6.8% (4.7% OF TOTAL INVESTMENTS)

                Fairfax County Water Authority, Virginia, Water Revenue
                Refunding Bonds, Series 2002:
          105    5.375%, 4/01/19                                                      4/12 at 100.00         AAA            112,637
          800    5.000%, 4/01/27                                                      4/12 at 100.00         AAA            823,376

        1,770   Henrico County, Virginia, Water and Sewer System Revenue              5/09 at 102.00         AA+          1,819,188
                 Refunding Bonds, Series 1999, 5.000%, 5/01/28

        1,000   Loudoun County Sanitation Authority, Virginia, Water and              1/15 at 100.00         AA+          1,040,660
                 Sewerage System Revenue Bonds, Series 2004,
                 5.000%, 1/01/26


                                       46

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                Norfolk, Virginia, Water Revenue Refunding Bonds, Series 2001:
$       1,310    5.000%, 11/01/21 - FGIC Insured                                     11/11 at 100.00         AAA     $    1,359,806
        1,380    5.000%, 11/01/22 - FGIC Insured                                     11/11 at 100.00         AAA          1,433,144

        2,250   Virginia Beach, Virginia, Storm Water Utility Revenue Bonds,          9/10 at 101.00         Aa3          2,449,305
                 Series 2000, 6.000%, 9/01/24

------------------------------------------------------------------------------------------------------------------------------------
        8,615   Total Water and Sewer                                                                                     9,038,116
------------------------------------------------------------------------------------------------------------------------------------
$     183,455   Total Investments (cost $186,748,162) - 145.6%                                                          193,121,320
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.5%                                                                      3,305,178
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.1)%                                                        (63,800,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 132,626,498
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Virginia Dividend Advantage Municipal Fund (NGB)
                        Portfolio of
                                INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.8% (3.2% OF TOTAL INVESTMENTS)

                Guam Economic Development Authority, Tobacco Settlement
                Asset-Backed Bonds, Series 2001A:
$          85    5.000%, 5/15/22                                                      5/11 at 100.00        Baa3     $       85,967
          850    5.400%, 5/15/31                                                      5/11 at 100.00        Baa3            858,985

                Tobacco Settlement Financing Corporation of Virginia, Tobacco
                Settlement Asset-Backed Bonds, Series 2005:
          550    5.250%, 6/01/19                                                      6/15 at 100.00         BBB            558,074
          725    5.500%, 6/01/26                                                      6/15 at 100.00         BBB            741,262

------------------------------------------------------------------------------------------------------------------------------------
        2,210   Total Consumer Staples                                                                                    2,244,288
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 14.0% (9.4% OF TOTAL INVESTMENTS)

          500   Danville Industrial Development Authority, Virginia, Educational      3/11 at 102.00         N/R            506,475
                 Facilities Revenue Bonds, Averett University, Series 2001,
                 6.000%, 3/15/22

          500   Prince William County Industrial Development Authority,              10/13 at 101.00          A3            518,730
                 Virginia, Educational Facilities Revenue Bonds, Catholic
                 Diocese of Arlington, Series 2003, 5.500%, 10/01/33

          850   Prince William County Park Authority, Virginia, Park Facilities      10/09 at 101.00          A3            902,360
                 Revenue Refunding and Improvement Bonds, Series 1999,
                 6.000%, 10/15/28

                Puerto Rico Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds, Ana G. Mendez University System,
                Series 1999:
          160    5.375%, 2/01/19                                                      2/09 at 101.00        BBB-            163,125
          320    5.375%, 2/01/29                                                      2/09 at 101.00        BBB-            323,722

          330   Rockbridge County Industrial Development Authority, Virginia,           No Opt. Call          B2            325,159
                 Horse Center Revenue Refunding Bonds, Series 2001B,
                 6.125%, 7/15/11

        1,000   Rockbridge County Industrial Development Authority, Virginia,         7/11 at 100.00          B2          1,000,790
                 Horse Center Revenue Refunding Bonds, Series 2001C,
                 6.850%, 7/15/21

          160   The Rector and Visitors of the University of Virginia, General        6/15 at 100.00         AAA            169,696
                 Revenue Bonds, Series 2005, 5.000%, 6/01/18

        1,325   Virginia College Building Authority, Educational Facilities           9/10 at 100.00         AA+          1,376,132
                 Revenue Bonds, Public Higher Education Financing Program,
                 Series 2000A, 5.000%, 9/01/17

          700   Virginia College Building Authority, Educational Facilities             No Opt. Call         Aa1            748,090
                 Revenue Bonds, Public Higher Education Financing Program,
                 Series 2004B, 5.000%, 9/01/13

          500   Virginia College Building Authority, Educational Facilities           7/08 at 101.00          AA            510,590
                 Revenue Refunding Bonds, Marymount University, Series 1998,
                 5.100%, 7/01/18 - RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,345   Total Education and Civic Organizations                                                                   6,544,869
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 11.0% (7.3% OF TOTAL INVESTMENTS)

          100   Fairfax County Industrial Development Authority, Virginia,              No Opt. Call         AA+            104,652
                 Hospital Revenue Refunding Bonds, Inova Health System,
                 Series 1993A, 5.000%, 8/15/23

        1,000   Fauquier County Industrial Development Authority, Virginia,          10/12 at 102.00          AA          1,050,870
                 Hospital Revenue Bonds, Fauquier Hospital, Series 2002,
                 5.250%, 10/01/25 - RAAI Insured

        1,500   Fredericksburg Industrial Development Authority, Virginia,            6/07 at 102.00         AAA          1,549,215
                 Hospital Facilities Revenue Refunding Bonds, MediCorp
                 Health System Obligated Group, Series 1996, 5.250%, 6/15/16 -
                 AMBAC Insured

          500   Fredericksburg Industrial Development Authority, Virginia,            6/12 at 100.00          A3            505,680
                 Revenue Bonds, MediCorp Health System, Series 2002B,
                 5.125%, 6/15/33

          500   Henrico County Economic Development Authority, Virginia,             11/12 at 100.00          A-            519,575
                 Revenue Bonds, Bon Secours Health System Inc., Series 2002A,
                 5.600%, 11/15/30


                                       48

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         525   Manassas Industrial Development Authority, Virginia, Hospital         4/13 at 100.00          A2     $      539,359
                 Revenue Bonds, Prince William Hospital, Series 2002,
                 5.250%, 4/01/33

          800   Norton Industrial Development Authority, Virginia, Hospital          12/11 at 101.00           A            852,328
                 Revenue Refunding and Improvement Bonds, Norton
                 Community Hospital, Series 2001, 6.000%, 12/01/22 -
                 ACA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,925   Total Health Care                                                                                         5,121,679
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 4.4% (2.9% OF TOTAL INVESTMENTS)

        1,000   Arlington County Industrial Development Authority, Virginia,         11/11 at 102.00         AAA          1,018,770
                 Multifamily Housing Mortgage Revenue Bonds, Arlington
                 View Terrace Apartments, Series 2001, 5.150%, 11/01/31
                 (Mandatory put 11/01/19) (Alternative Minimum Tax)

        1,000   Virginia Housing Development Authority, Rental Housing Bonds,        10/10 at 100.00         AA+          1,031,660
                 Series 2000G, 5.625%, 10/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Housing/Multifamily                                                                                 2,050,430
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 3.5% (2.3% OF TOTAL INVESTMENTS)

        1,000   Virginia Housing Development Authority, Commonwealth                  7/11 at 100.00         AAA          1,025,090
                 Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 -
                 MBIA Insured

          600   Virginia Housing Development Authority, Commonwealth                  1/15 at 100.00         AAA            584,562
                 Mortgage Bonds, Series 2005C-C2, 4.750%, 10/01/32
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,600   Total Housing/Single Family                                                                               1,609,652
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.2% (0.1% OF TOTAL INVESTMENTS)

           50   Charles County Industrial Development Authority, Virginia,              No Opt. Call         BBB             50,941
                 Solid Waste Disposal Facility Revenue Refunding Bonds,
                 USA Waste of Virginia Inc., Series 1999, 4.875%, 2/01/09
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 4.4% (3.0% OF TOTAL INVESTMENTS)

          500   Albemarle County Industrial Development Authority, Virginia,          1/12 at 100.00         N/R            516,675
                 Residential Care Facility Revenue Bonds, Westminster
                 Canterbury of the Blue Ridge First Mortgage, Series 2001,
                 6.200%, 1/01/31

          350   Chesterfield County Health Center Commission, Virginia,              12/15 at 100.00         N/R            347,648
                 Mortgage Revenue Bonds, Lucy Corr Village, Series 2005,
                 5.625%, 12/01/39

          650   James City County Industrial Development Authority, Virginia,         3/12 at 101.00         N/R            685,653
                 Residential Care Facility First Mortgage Revenue Refunding
                 Bonds, Williamsburg Landing Inc., Series 2003A, 6.000%, 3/01/23

          350   Virginia Beach Development Authority, Virginia, Residential          11/15 at 100.00         N/R            348,047
                 Care Facility Mortgage Revenue Bonds, Westminster
                 Canterbury on Chesapeake Bay, Series 2005, 5.000%, 11/01/22

          175   Winchester Industrial Development Authority, Virginia,                1/15 at 100.00         N/R            175,870
                 Residential Care Facility Revenue Bonds, Westminster-
                 Canterbury of Winchester Inc., Series 2005A, 5.200%, 1/01/27

------------------------------------------------------------------------------------------------------------------------------------
        2,025   Total Long-Term Care                                                                                      2,073,893
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 1.7% (1.2% OF TOTAL INVESTMENTS)

          100   Bedford County Industrial Development Authority, Virginia,            2/08 at 102.00          B2             98,083
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation, Series 1998, 5.600%, 12/01/25
                 (Alternative Minimum Tax) (5)

           20   Bedford County Industrial Development Authority, Virginia,           12/09 at 101.00          B2             20,584
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation, Series 1999A, 6.550%, 12/01/25
                 (Alternative Minimum Tax) (5)

          220   Goochland County Industrial Development Authority, Virginia,         12/08 at 101.00          B2            215,798
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation Project, Series 1998, 5.650%, 12/01/25
                 (Alternative Minimum Tax) (5)

          500   Hopewell Industrial Development Authority, Virginia,                    No Opt. Call        CCC+            479,240
                 Environmental Improvement Revenue Bonds, Smurfit Stone
                 Container Corporation, Series 2005, 5.250%, 6/01/15

------------------------------------------------------------------------------------------------------------------------------------
          840   Total Materials                                                                                             813,705
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 31.4% (21.0% OF TOTAL INVESTMENTS)

          330   Alexandria, Virginia, General Obligation Bonds,                         No Opt. Call         AAA            353,790
                 Series 2004B, 5.000%, 6/15/13


                                       49

                        Nuveen Virginia Dividend Advantage Municipal Fund (NGB) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$         500   Arlington County, Virginia, General Obligation Bonds,                 5/15 at 100.00         AAA     $      536,070
                 Series 2005, 5.000%, 5/15/16

          600   Arlington County, Virginia, General Obligation Bonds,                 8/16 at 100.00         AAA            639,096
                 Series 2006, 5.000%, 8/01/20

        2,000   Chesterfield County, Virginia, General Obligation Public              1/11 at 100.00         AAA          2,080,120
                 Improvement Bonds, Series 2001, 5.000%, 1/15/21

          500   Henrico County, Virginia, General Obligation Bonds,                   7/15 at 100.00         AAA            536,455
                 Series 2005, 5.000%, 7/15/16

        3,310   Leesburg, Virginia, General Obligation Public Improvement             1/11 at 101.00         AAA          3,476,953
                 Bonds, Series 2000, 5.125%, 1/15/21  - FGIC Insured

          660   Loudoun County, Virginia, General Obligation Public                     No Opt. Call         AAA            709,665
                 Improvement Bonds, Series 2005A, 5.000%, 7/01/14

          500   Loudoun County, Virginia, General Obligation Public                   6/15 at 100.00         AAA            532,230
                 Improvement Bonds, Series 2005B, 5.000%, 6/01/18

          845   Newport News, Virginia, General Obligation Bonds,                     5/14 at 101.00          AA            900,508
                 Series 2004C, 5.000%, 5/01/16

          320   Northern Mariana Islands, General Obligation Bonds,                   6/10 at 100.00           A            335,568
                 Series 2000A, 6.000%, 6/01/20 - ACA Insured

                Richmond, Virginia, General Obligation Bonds, Series 2005A:
          620    5.000%, 7/15/17 - FSA Insured                                        7/15 at 100.00         AAA            658,397
          500    5.000%, 7/15/20 - FSA Insured                                        7/15 at 100.00         AAA            526,350

          400   Suffolk, Virginia, General Obligation Bonds, Series 2005,               No Opt. Call         Aa2            429,004
                 5.000%, 12/01/15

          400   Virginia Beach, Virginia, General Obligation Bonds, Series 2005,      1/16 at 100.00         AA+            422,016
                 5.000%, 1/15/20

        2,425   Virginia Beach, Virginia, General Obligation Public Improvement       6/11 at 101.00         AA+          2,515,477
                 Bonds, Series 2001, 5.000%, 6/01/21

------------------------------------------------------------------------------------------------------------------------------------
       13,910   Total Tax Obligation/General                                                                             14,651,699
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 24.7% (16.5% OF TOTAL INVESTMENTS)

          239   Bell Creek Community Development Authority, Virginia, Special         3/13 at 101.00         N/R            251,765
                 Assessment Bonds, Series 2003A, 6.750%, 3/01/22

          500   Broad Street Community Development Authority, Virginia,               6/13 at 102.00         N/R            551,845
                 Revenue Bonds, Series 2003, 7.500%, 6/01/33

                Buena Vista Public Recreational Facilities Authority, Virginia,
                Lease Revenue Bonds, Golf Course Project, Series 2005A:
          120    5.250%, 7/15/25 - ACA Insured                                        7/15 at 100.00           A            124,034
           95    5.500%, 7/15/35 - ACA Insured                                        7/15 at 100.00           A             98,475

          800   Commonwealth Transportation Board of Virginia, Federal                  No Opt. Call          AA            857,528
                 Highway Reimbursement Anticipation Notes, Series 2005,
                 5.000%, 9/28/15

        1,000   Culpeper Industrial Development Authority, Virginia, Lease            1/15 at 100.00         AAA          1,042,830
                 Revenue Bonds, School Facilities Project, Series 2005,
                 5.000%, 1/01/22 - MBIA Insured

          500   Fairfax County Economic Development Authority, Virginia,              5/16 at 100.00         AA+            530,380
                 Lease Revenue Bonds, Joint Public Uses Community Project,
                 Series 2006, 5.000%, 5/15/18

          580   Prince William County, Virginia, Certificates of Participation,       6/15 at 100.00         Aaa            606,291
                 County Facilities, Series 2005, 5.000%, 6/01/20 -
                 AMBAC Insured

        1,000   Spotsylvania County Industrial Development Authority, Virginia,       8/13 at 100.00         AAA          1,050,860
                 Lease Revenue Bonds, School Facilities, Series 2003B,
                 5.125%, 8/01/23 - AMBAC Insured

          960   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00         BBB          1,052,966
                 Loan Note, Series 1999A, 6.375%, 10/01/19

          500   Virginia Beach Development Authority, Public Facilities               5/15 at 100.00          AA            532,465
                 Revenue Bonds, Series 2005A, 5.000%, 5/01/16

          500   Virginia College Building Authority, Educational Facilities           2/12 at 100.00         AA+            518,655
                 Revenue Bonds, 21st Century College Program, Series 2002A,
                 5.000%, 2/01/22

          350   Virginia Gateway Community Development Authority,                     3/13 at 102.00         N/R            379,327
                 Prince William County, Special Assessment Bonds,
                 Series 2003, 6.375%, 3/01/30

        2,000   Virginia Public School Authority, School Financing Bonds,             8/11 at 101.00         AA+          2,092,680
                 1997 Resolution, Series 2001A, 5.000%, 8/01/19


                                       50

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         800   Virginia Public School Authority, School Financing Bonds,               No Opt. Call         AA+     $      853,592
                 1997 Resolution, Series 2004C, 5.000%, 8/01/13

          345   Virginia Public School Authority, School Financing Bonds,             8/15 at 100.00         AA+            365,883
                 1997 Resolution, Series 2005C, 5.000%, 8/01/17

          560   Virginia Transportation Board, Transportation Revenue Bonds,          5/14 at 100.00         AA+            595,862
                 U.S. Route 58 Corridor Development Program, Series 2004B,
                 5.000%, 5/15/15

------------------------------------------------------------------------------------------------------------------------------------
       10,849   Total Tax Obligation/Limited                                                                             11,505,438
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 24.0% (16.1% OF TOTAL INVESTMENTS)

        1,000   Capital Region Airport Authority, Richmond, Virginia, Revenue         7/15 at 100.00         AAA          1,050,220
                 Bonds, Richmond International Airport, Series 2005A,
                 5.000%, 7/01/18 - FSA Insured

        1,000   Chesapeake Bay Bridge and Tunnel Commission, Virginia,                  No Opt. Call         AAA          1,141,710
                 General Resolution Revenue Refunding Bonds, Series 1998,
                 5.500%, 7/01/25 - MBIA Insured

        3,000   Metropolitan Washington D.C. Airports Authority, Airport             10/11 at 101.00         AAA          3,186,600
                 System Revenue Bonds, Series 2001A, 5.500%, 10/01/27 -
                 MBIA Insured (Alternative Minimum Tax)

          250   Metropolitan Washington D.C. Airports Authority, Airport             10/11 at 101.00         AAA            257,433
                 System Revenue Bonds, Series 2001B, 5.000%, 10/01/21 -
                 MBIA Insured

        1,500   Norfolk Airport Authority, Virginia, Airport Revenue Bonds,           7/11 at 100.00         AAA          1,537,935
                 Series 2001A, 5.125%, 7/01/31 - FGIC Insured

          500   Norfolk, Virginia, Parking System Revenue Bonds,                      2/15 at 100.00         AAA            523,045
                 Series 2005A, 5.000%, 2/01/23 - MBIA Insured

                Pocahontas Parkway Association, Virginia, Senior Lien Revenue
                Bonds, Route 895 Connector Toll Road, Series 1998A:
          200    5.250%, 8/15/07                                                        No Opt. Call         BB-            202,430
          200    5.500%, 8/15/28                                                      8/08 at 102.00         BB-            206,682

          500   Richmond Metropolitan Authority, Virginia, Revenue Refunding            No Opt. Call         AAA            552,040
                 Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 -
                 FGIC Insured

        1,225   Virginia Resources Authority, Airports Revolving Fund                 2/11 at 100.00         Aa2          1,279,978
                 Revenue Bonds, Series 2001A, 5.250%, 8/01/23

        1,250   Virginia Resources Authority, Airports Revolving Fund Revenue         2/11 at 100.00         Aa2          1,266,925
                 Bonds, Series 2001B, 5.125%, 8/01/27 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       10,625   Total Transportation                                                                                     11,204,998
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 17.6% (11.7% OF TOTAL INVESTMENTS) (4)

        1,000   Bristol, Virginia, Utility System Revenue Refunding Bonds,            7/11 at 102.00         AAA          1,056,290
                 Series 2001, 5.000%, 7/15/21 - FSA Insured (ETM)

          425   Loudoun County Industrial Development Authority, Virginia,            6/12 at 101.00     BBB (4)            475,176
                 Hospital Revenue Bonds, Loudoun Hospital Center,
                 Series 2002A, 6.000%, 6/01/22 (Pre-refunded 6/01/12)

        1,540   Loudoun County, Virginia, General Obligation Public                   1/11 at 101.00         AAA          1,653,082
                 Improvement Bonds, Series 2001B, 5.250%, 1/01/20
                 (Pre-refunded 1/01/11)

                Puerto Rico Infrastructure Financing Authority, Special Obligation
                Bonds, Series 2000A:
        1,500    5.500%, 10/01/32                                                    10/10 at 101.00         AAA          1,600,320
        1,500    5.500%, 10/01/40                                                    10/10 at 101.00         AAA          1,599,705

          415   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA            432,596
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded 7/01/10)

        1,300   Richmond, Virginia, General Obligation Refunding and Public           1/10 at 101.00         AAA          1,374,269
                 Improvement Bonds, Series 1999A, 5.125%, 1/15/24
                 (Pre-refunded 1/15/10) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,680   Total U.S. Guaranteed                                                                                     8,191,438
------------------------------------------------------------------------------------------------------------------------------------


                                       51

                        Nuveen Virginia Dividend Advantage Municipal Fund (NGB) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.5% (2.3% OF TOTAL INVESTMENTS)

$       1,000   Mecklenburg County Industrial Development Authority,                 10/12 at 100.00          A3     $    1,113,470
                 Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP,
                 Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)

          500   Richmond, Virginia, Public Utility Revenue Refunding Bonds,           1/12 at 100.00         AAA            513,395
                 Series 2002, 5.000%, 1/15/27 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,500   Total Utilities                                                                                           1,626,865
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 4.4% (3.0% OF TOTAL INVESTMENTS)

        2,000   Henrico County, Virginia, Water and Sewer System Revenue              5/09 at 102.00         AA+          2,066,120
                 Refunding Bonds, Series 1999, 5.000%, 5/01/22

------------------------------------------------------------------------------------------------------------------------------------
$      66,559   Total Investments (cost $67,558,091) - 149.6%                                                            69,756,015
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                        869,496
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.5)%                                                        (24,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  46,625,511
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB)
                        Portfolio of
                                INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.5% (3.0% OF TOTAL INVESTMENTS)

                Tobacco Settlement Financing Corporation of Virginia, Tobacco
                Settlement Asset-Backed Bonds, Series 2005:
$       1,050    5.250%, 6/01/19                                                      6/15 at 100.00         BBB     $    1,065,414
        2,700    5.500%, 6/01/26                                                      6/15 at 100.00         BBB          2,760,561

------------------------------------------------------------------------------------------------------------------------------------
        3,750   Total Consumer Staples                                                                                    3,825,975
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 8.8% (6.0% OF TOTAL INVESTMENTS)

        1,000   Fairfax County Economic Development Authority, Virginia,              9/09 at 101.00         Aaa          1,047,750
                 Revenue Bonds, National Wildlife Federation, Series 1999,
                 5.375%, 9/01/29 - MBIA Insured

        1,000   Prince William County Industrial Development Authority,              10/13 at 101.00          A3          1,037,460
                 Virginia, Educational Facilities Revenue Bonds, Catholic
                 Diocese of Arlington, Series 2003, 5.500%, 10/01/33

        1,500   Puerto Rico Industrial, Tourist, Educational, Medical and            12/12 at 101.00        BBB-          1,542,375
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Refunding Bonds, Ana G. Mendez University
                 System, Series 2002, 5.375%, 12/01/21

          500   Rockbridge County Industrial Development Authority, Virginia,         7/11 at 100.00          B2            500,395
                 Horse Center Revenue Refunding Bonds, Series 2001C,
                 6.850%, 7/15/21

          275   The Rector and Visitors of the University of Virginia, General        6/15 at 100.00         AAA            291,665
                 Revenue Bonds, Series 2005, 5.000%, 6/01/18

        1,000   Virginia College Building Authority, Educational Facilities             No Opt. Call         Aa1          1,068,700
                 Revenue Bonds, Public Higher Education Financing Program,
                 Series 2004B, 5.000%, 9/01/13

        2,000   Winchester Industrial Development Authority, Virginia,               10/08 at 102.00         AAA          2,089,640
                 Educational Facilities First Mortgage Revenue Bonds,
                 Shenandoah University, Series 1998, 5.250%, 10/01/28 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,275   Total Education and Civic Organizations                                                                   7,577,985
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 17.6% (12.0% OF TOTAL INVESTMENTS)

        1,500   Albemarle County Industrial Development Authority, Virginia,         10/12 at 100.00          A2          1,528,845
                 Hospital Revenue Bonds, Martha Jefferson Hospital,
                 Series 2002, 5.250%, 10/01/35

        3,000   Fauquier County Industrial Development Authority, Virginia,          10/12 at 102.00          AA          3,152,610
                 Hospital Revenue Bonds, Fauquier Hospital, Series 2002,
                 5.250%, 10/01/25 - RAAI Insured

          675   Fredericksburg Industrial Development Authority, Virginia,            6/12 at 100.00          A3            682,668
                 Revenue Bonds, MediCorp Health System, Series 2002B,
                 5.125%, 6/15/33

        1,000   Henrico County Economic Development Authority, Virginia,             11/12 at 100.00          A-          1,039,150
                 Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002A, 5.600%, 11/15/30

        1,155   Manassas Industrial Development Authority, Virginia, Hospital         4/13 at 100.00          A2          1,186,589
                 Revenue Bonds, Prince William Hospital, Series 2002,
                 5.250%, 4/01/33

        1,000   Medical College of Virginia Hospital Authority, General Revenue       7/08 at 102.00         AAA          1,044,980
                 Bonds, Series 1998, 5.250%, 7/01/14 - MBIA Insured

        1,200   Norton Industrial Development Authority, Virginia, Hospital          12/11 at 101.00           A          1,278,492
                 Revenue Refunding and Improvement Bonds, Norton Community
                 Hospital, Series 2001, 6.000%, 12/01/22 - ACA Insured

        1,000   Prince William County Industrial Development Authority,              10/08 at 102.00         Aaa          1,032,820
                 Virginia, Hospital Facility Revenue Refunding Bonds, Potomac
                 Hospital Corporation of Prince William, Series 1998, 5.000%,
                 10/01/18 - FSA Insured

        3,915   Roanoke Industrial Development Authority, Virginia, Hospital          7/12 at 100.00         AAA          4,156,438
                 Revenue Bonds, Carilion Health System, Series 2002A,
                 5.500%, 7/01/20 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       14,445   Total Health Care                                                                                        15,102,592
------------------------------------------------------------------------------------------------------------------------------------


                                       53

                        Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 9.5% (6.5% OF TOTAL INVESTMENTS)

$       7,485   Virginia Housing Development Authority, Commonwealth                  7/11 at 100.00         AAA     $    7,672,798
                 Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 -
                 MBIA Insured

          500   Virginia Housing Development Authority, Commonwealth                  1/15 at 100.00         AAA            487,135
                 Mortgage Bonds, Series 2005C-C2, 4.750%, 10/01/32
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,985   Total Housing/Single Family                                                                               8,159,933
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 3.7% (2.6% OF TOTAL INVESTMENTS)

          165   Albemarle County Industrial Development Authority, Virginia,          1/12 at 100.00         N/R            170,503
                 Residential Care Facility Revenue Bonds, Westminster
                 Canterbury of the Blue Ridge First Mortgage, Series 2001,
                 6.200%, 1/01/31

          650   Chesterfield County Health Center Commission, Virginia,              12/15 at 100.00         N/R            645,632
                 Mortgage Revenue Bonds, Lucy Corr Village, Series 2005,
                 5.625%, 12/01/39

        1,350   James City County Industrial Development Authority, Virginia,         3/12 at 101.00         N/R          1,424,048
                 Residential Care Facility First Mortgage Revenue Refunding
                 Bonds, Williamsburg Landing Inc., Series 2003A,
                 6.000%, 3/01/23

          650   Virginia Beach Development Authority, Virginia, Residential          11/15 at 100.00         N/R            646,373
                 Care Facility Mortgage Revenue Bonds, Westminster
                 Canterbury on Chesapeake Bay, Series 2005,
                 5.000%, 11/01/22

          325   Winchester Industrial Development Authority, Virginia,                1/15 at 100.00         N/R            326,615
                 Residential Care Facility Revenue Bonds, Westminster-
                 Canterbury of Winchester Inc., Series 2005A, 5.200%, 1/01/27

------------------------------------------------------------------------------------------------------------------------------------
        3,140   Total Long-Term Care                                                                                      3,213,171
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 1.9% (1.2% OF TOTAL INVESTMENTS)

          165   Bedford County Industrial Development Authority, Virginia,            2/08 at 102.00          B2            161,837
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation, Series 1998, 5.600%, 12/01/25
                 (Alternative Minimum Tax) (5)

          460   Goochland County Industrial Development Authority, Virginia,         12/08 at 101.00          B2            451,214
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation Project, Series 1998, 5.650%, 12/01/25
                 (Alternative Minimum Tax) (5)

        1,000   Hopewell Industrial Development Authority, Virginia,                    No Opt. Call        CCC+            958,480
                 Environmental Improvement Revenue Bonds, Smurfit Stone
                 Container Corporation, Series 2005, 5.250%, 6/01/15

------------------------------------------------------------------------------------------------------------------------------------
        1,625   Total Materials                                                                                           1,571,531
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 37.5% (25.6% OF TOTAL INVESTMENTS)

          600   Alexandria, Virginia, General Obligation Bonds, Series 2004B,           No Opt. Call         AAA            643,254
                 5.000%, 6/15/13

        1,000   Arlington County, Virginia, General Obligation Bonds,                 5/15 at 100.00         AAA          1,072,140
                 Series 2005, 5.000%, 5/15/16

          500   Arlington County, Virginia, General Obligation Bonds,                 8/16 at 100.00         AAA            532,580
                 Series 2006, 5.000%, 8/01/20

        1,750   Chesapeake, Virginia, General Obligation Bonds, Series 2001,         12/11 at 100.00          AA          1,894,795
                 5.500%, 12/01/16

        1,730   Loudoun County, Virginia, General Obligation Public Improvement      11/11 at 101.00         AAA          1,765,517
                 Bonds, Series 2001C, 4.500%, 11/01/17

           95   Loudoun County, Virginia, General Obligation Public Improvement       5/12 at 100.00         AAA            100,890
                 Bonds, Series 2002A, 5.250%, 5/01/22

        1,200   Loudoun County, Virginia, General Obligation Public Improvement         No Opt. Call         AAA          1,290,300
                  Bonds, Series 2005A, 5.000%, 7/01/14

        1,000   Loudoun County, Virginia, General Obligation Public Improvement       6/15 at 100.00         AAA          1,064,460
                 Bonds, Series 2005B, 5.000%, 6/01/18

        1,840   Newport News, Virginia, General Obligation Bonds, General             7/13 at 100.00          AA          1,918,439
                 Improvement and Water Projects, Series 2002A,
                 5.000%, 7/01/20

        1,000   Newport News, Virginia, General Obligation Bonds,                    11/13 at 100.00          AA          1,038,860
                 Series 2003B, 5.000%, 11/01/22

          565   Portsmouth, Virginia, General Obligation Public Utility Refunding     6/08 at 100.00         AAA            576,085
                 Bonds, Series 2001B, 5.000%, 6/01/21 - FGIC Insured

                Powhatan County, Virginia, General Obligation Bonds, Series 2001:
          660    5.000%, 1/15/23 - AMBAC Insured                                      1/11 at 101.00         AAA            684,057
        1,000    5.000%, 1/15/27 - AMBAC Insured                                      1/11 at 101.00         AAA          1,025,290

        1,000   Richmond, Virginia, General Obligation Bonds, Series 2004A,           7/14 at 100.00         AAA          1,047,860
                 5.000%, 7/15/21 - FSA Insured


                                       54

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,000   Richmond, Virginia, General Obligation Bonds, Series 2005A,           7/15 at 100.00         AAA     $    1,052,700
                 5.000%, 7/15/20 - FSA Insured

                Roanoke, Virginia, General Obligation Public Improvement Bonds,
                Series 2002A:
        2,400    5.000%, 10/01/18                                                    10/12 at 101.00          AA          2,532,672
        2,435    5.000%, 10/01/19                                                    10/12 at 101.00          AA          2,562,375

        1,280   Roanoke, Virginia, General Obligation Public Improvement             10/12 at 101.00         AAA          1,352,256
                 Bonds, Series 2002B, 5.000%, 10/01/15 - FGIC Insured
                 (Alternative Minimum Tax)

                Salem, Virginia, General Obligation Public Improvement Bonds,
                Series 2002:
        1,145    5.375%, 1/01/21                                                      1/12 at 100.00         Aa3          1,217,158
        1,200    5.375%, 1/01/22                                                      1/12 at 100.00         Aa3          1,275,624
        1,260    5.375%, 1/01/23                                                      1/12 at 100.00         Aa3          1,339,405
        1,325    5.375%, 1/01/24                                                      1/12 at 100.00         Aa3          1,408,502

        1,000   Staunton, Virginia, General Obligation Bonds, Series 2004,            2/14 at 101.00         AAA          1,145,350
                 6.250%, 2/01/25 - AMBAC Insured

          600   Virginia Beach, Virginia, General Obligation Bonds, Series 2005,      1/16 at 100.00         AA+            633,024
                 5.000%, 1/15/20

        1,500   Virginia Beach, Virginia, General Obligation Public Improvement       6/11 at 101.00         AA+          1,568,910
                 Bonds, Series 2001, 5.000%, 6/01/19

        1,420   Virginia Beach, Virginia, General Obligation Refunding and            3/12 at 100.00         AA+          1,483,304
                 Public Improvement Bonds, Series 2002, 5.000%, 3/01/21

------------------------------------------------------------------------------------------------------------------------------------
       30,505   Total Tax Obligation/General                                                                             32,225,807
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 20.3% (13.8% OF TOTAL INVESTMENTS)

          441   Bell Creek Community Development Authority, Virginia, Special         3/13 at 101.00         N/R            464,554
                 Assessment Bonds, Series 2003A, 6.750%, 3/01/22

        1,000   Broad Street Community Development Authority, Virginia,               6/13 at 102.00         N/R          1,103,690
                 Revenue Bonds, Series 2003, 7.500%, 6/01/33

                Buena Vista Public Recreational Facilities Authority, Virginia,
                Lease Revenue Bonds, Golf Course Project, Series 2005A:
          210    5.250%, 7/15/25 - ACA Insured                                        7/15 at 100.00           A            217,060
          165    5.500%, 7/15/35 - ACA Insured                                        7/15 at 100.00           A            171,036

          800   Commonwealth Transportation Board of Virginia, Federal                  No Opt. Call          AA            857,528
                 Highway Reimbursement Anticipation Notes, Series 2005,
                 5.000%, 9/28/15

          800   Fairfax County Economic Development Authority, Virginia,              5/16 at 100.00         AA+            848,608
                 Lease Revenue Bonds, Joint Public Uses Community Project,
                 Series 2006, 5.000%, 5/15/18

        1,800   Loudoun County Industrial Development Authority, Virginia,            3/13 at 100.00         AA+          1,882,044
                 Lease Revenue Refunding Bonds, Public Facility Project,
                 Series 2003, 5.000%, 3/01/19
          400   Puerto Rico Public Buildings Authority, Guaranteed Government         7/12 at 100.00         BBB            410,656
                 Facilities Revenue Refunding Bonds, Series 2002D,
                 5.250%, 7/01/27

          455   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00        BBB-            471,175
                 Appropriation Bonds, Series 2002E, 5.500%, 8/01/29

        1,000   Spotsylvania County Industrial Development Authority, Virginia,       8/13 at 100.00         AAA          1,050,860
                 Lease Revenue Bonds, School Facilities, Series 2003B,
                 5.125%, 8/01/23 - AMBAC Insured

          800   Virginia Beach Development Authority, Public Facilities Revenue       5/15 at 100.00          AA            851,944
                 Bonds, Series 2005A, 5.000%, 5/01/16

        1,790   Virginia College Building Authority, Educational Facilities           2/12 at 100.00         AA+          1,856,785
                 Revenue Bonds, 21st Century College Program, Series 2002A,
                 5.000%, 2/01/22

          690   Virginia Gateway Community Development Authority,                     3/13 at 102.00         N/R            747,815
                 Prince William County, Special Assessment Bonds, Series 2003,
                 6.375%, 3/01/30

        2,540   Virginia Public School Authority, School Financing Bonds,             8/11 at 101.00         AA+          2,657,704
                 1997 Resolution, Series 2001B, 5.000%, 8/01/19

          700   Virginia Public School Authority, School Financing Bonds,               No Opt. Call         AA+            746,893
                 1997 Resolution, Series 2004C, 5.000%, 8/01/13

          570   Virginia Public School Authority, School Financing Bonds,             8/15 at 100.00         AA+            604,502
                 1997 Resolution, Series 2005C, 5.000%, 8/01/17


                                       55

                        Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB) (continued)
                             Portfolio of INVESTMENTS May 31, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,265   Virginia Resources Authority, Infrastructure Revenue Bonds,           5/10 at 101.00          AA     $    1,294,538
                 Pooled Loan Bond Program, Series 2001D, 5.000%, 5/01/26

        1,100   Virginia Transportation Board, Transportation Revenue Bonds,          5/14 at 100.00         AA+          1,170,444
                 U.S. Route 58 Corridor Development Program, Series 2004B,
                 5.000%, 5/15/15

------------------------------------------------------------------------------------------------------------------------------------
       16,526   Total Tax Obligation/Limited                                                                             17,407,836
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 4.1% (2.8% OF TOTAL INVESTMENTS)

        1,000   Metropolitan Washington D.C. Airports Authority, Airport System      10/12 at 100.00         AAA          1,023,200
                 Revenue Bonds, Series 2002A, 5.125%, 10/01/26 -
                 FGIC Insured (Alternative Minimum Tax)

        1,500   Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A,        2/15 at 100.00         AAA          1,569,135
                 5.000%, 2/01/23 - MBIA Insured

                Pocahontas Parkway Association, Virginia, Senior Lien Revenue
                Bonds, Route 895 Connector Toll Road, Series 1998A:
          300    5.250%, 8/15/07                                                        No Opt. Call         BB-            303,645
          325    5.500%, 8/15/28                                                      8/08 at 102.00         B              335,858

          300   Virginia Resources Authority, Airports Revolving Fund Revenue         2/11 at 100.00         Aa2            315,450
                 Bonds, Series 2001A, 5.250%, 8/01/17

------------------------------------------------------------------------------------------------------------------------------------
        3,425   Total Transportation                                                                                      3,547,288
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 17.1% (11.7% OF TOTAL INVESTMENTS) (4)

        1,000   Bristol, Virginia, General Obligation Utility System Revenue            No Opt. Call         AAA          1,073,050
                 Bonds, Series 2002, 5.000%, 11/01/24 - FSA Insured (ETM)

          195   Fairfax County Water Authority, Virginia, Water Revenue               4/12 at 100.00         AAA            206,973
                 Refunding Bonds, Series 2002, 5.000%, 4/01/27
                 (Pre-refunded 4/01/12)

                Loudoun County Industrial Development Authority, Virginia,
                Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A:
          250    6.000%, 6/01/22 (Pre-refunded 6/01/12)                               6/12 at 101.00     BBB (4)            279,515
          600    6.100%, 6/01/32 (Pre-refunded 6/01/12)                               6/12 at 101.00     BBB (4)            674,016

          445   Loudoun County, Virginia, General Obligation Public Improvement       5/12 at 100.00         AAA            478,936
                 Bonds, Series 2002A, 5.250%, 5/01/22 (Pre-refunded 5/01/12)

        2,750   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          2,932,793
                 Bonds, Series 2000A, 5.500%, 10/01/40

        1,100   Puerto Rico Public Buildings Authority, Guaranteed Government         7/12 at 100.00     BBB (4)          1,178,771
                 Facilities Revenue Refunding Bonds, Series 2002D,
                 5.250%, 7/01/27 (Pre-refunded 7/01/12)

        1,345   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00         Aaa          1,458,935
                 Appropriation Bonds, Series 2002E, 5.500%, 8/01/29
                 (Pre-refunded 2/01/12)

          500   Virginia Beach, Virginia, Water and Sewerage System Revenue           8/10 at 100.00      AA (4)            527,490
                 Bonds, Series 2000, 5.125%, 8/01/14 (Pre-refunded 8/01/10)

          500   Virginia Public Building Authority, Public Facilities Revenue         8/10 at 100.00     AA+ (4)            539,455
                 Bonds, Series 2000A, 5.750%, 8/01/20 (Pre-refunded 8/01/10)

        1,710   Virginia Transportation Board, Transportation Revenue Bonds,          5/11 at 100.00     AA+ (4)          1,808,188
                 Northern Virginia Transportation District Program, Series 2001A,
                 5.000%, 5/15/26 (Pre-refunded 5/15/11)

                Virginia Transportation Board, Transportation Revenue Bonds,
                U.S. Route 58 Corridor Development Program, Series 2001B:
        1,705    5.000%, 5/15/22 (Pre-refunded 5/15/11)                               5/11 at 100.00     AA+ (4)          1,802,901
        1,665    5.000%, 5/15/23 (Pre-refunded 5/15/11)                               5/11 at 100.00     AA+ (4)          1,760,604

------------------------------------------------------------------------------------------------------------------------------------
       13,765   Total U.S. Guaranteed                                                                                    14,721,627
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 6.4% (4.4% OF TOTAL INVESTMENTS)

        2,000   Mecklenburg County Industrial Development Authority, Virginia,       10/12 at 100.00          A3          2,226,940
                 Revenue Bonds, UAE Mecklenburg Cogeneration LP,
                 Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)

        3,125   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          3,287,750
                 Series 2000HH, 5.250%, 7/01/29 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,125   Total Utilities                                                                                           5,514,690
------------------------------------------------------------------------------------------------------------------------------------


                                       56

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 15.3% (10.4% OF TOTAL INVESTMENTS)

$         805   Fairfax County Water Authority, Virginia, Water Revenue               4/12 at 100.00         AAA     $      828,522
                 Refunding Bonds, Series 2002, 5.000%, 4/01/27

                Henry County Public Service Authority, Virginia, Water and
                Sewerage Revenue Refunding Bonds, Series 2001:
        1,000    5.500%, 11/15/17 - FSA Insured                                         No Opt. Call         AAA          1,111,080
        3,000    5.500%, 11/15/19 - FSA Insured                                         No Opt. Call         AAA          3,363,210

                Norfolk, Virginia, Water Revenue Refunding Bonds, Series 2001:
        1,130    5.000%, 11/01/18 - FGIC Insured                                     11/11 at 100.00         AAA          1,182,149
        1,190    5.000%, 11/01/19 - FGIC Insured                                     11/11 at 100.00         AAA          1,244,918
        1,450    5.000%, 11/01/23 - FGIC Insured                                     11/11 at 100.00         AAA          1,504,491
        1,525    5.000%, 11/01/24 - FGIC Insured                                     11/11 at 100.00         AAA          1,580,510

        2,250   Virginia Resources Authority, Water and Sewerage System               5/11 at 101.00          AA          2,302,043
                 Revenue Bonds, Caroline County Public  Improvements
                 Project, Series 2001, 5.000%, 5/01/32

------------------------------------------------------------------------------------------------------------------------------------
       12,350   Total Water and Sewer                                                                                    13,116,923
------------------------------------------------------------------------------------------------------------------------------------
$     119,916   Total Investments (cost $121,203,298) - 146.7%                                                          125,985,358
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                      1,901,648
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.9)%                                                        (42,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  85,887,006
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Statement of
                             ASSETS AND LIABILITIES May 31, 2006
                                                                        MARYLAND        MARYLAND          MARYLAND         MARYLAND
                                                                         PREMIUM        DIVIDEND          DIVIDEND         DIVIDEND
                                                                          INCOME       ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                           (NMY)           (NFM)             (NZR)            (NWI)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $223,010,894, $88,532,004,
   $89,550,637 and $112,293,408, respectively)                      $229,126,363     $90,761,854       $91,872,890     $113,541,648
Cash                                                                          --         185,781           390,285          435,080
Receivables:
   Interest                                                            3,950,158       1,588,068         1,511,394        1,679,591
   Investments sold                                                    1,185,690         275,000                --               --
Unrealized appreciation on forward swaps                                      --              --                --          211,923
Other assets                                                               7,657           7,814             4,528            4,611
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   234,269,868      92,818,517        93,779,097      115,872,853
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                         1,116,298              --                --               --
Accrued expenses:
   Management fees                                                       124,974          30,582            26,923           31,294
   Other                                                                  57,473          21,095            21,065           29,682
Preferred share dividends payable                                         37,266           4,894             4,895            2,650
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                1,336,011          56,571            52,883           63,626
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                79,100,000      32,000,000        32,000,000       39,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $153,833,857     $60,761,946       $61,726,214     $ 76,809,227
====================================================================================================================================
Common shares outstanding                                             10,631,702       4,171,579         4,181,768        5,360,346
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)          $      14.47     $     14.57       $     14.76     $      14.33
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                             $    106,317     $    41,716       $    41,818     $     53,603
Paid-in surplus                                                      147,671,172      59,183,089        59,319,733       75,655,887
Undistributed (Over-distribution of) net investment income               266,281          52,442           187,990          (84,856)
Accumulated net realized gain (loss) from investments and
   derivative transactions                                              (325,382)       (745,151)         (145,580)        (275,570)
Net unrealized appreciation (depreciation) of investments and
   derivative transactions                                             6,115,469       2,229,850         2,322,253        1,460,163
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $153,833,857     $60,761,946       $61,726,214     $ 76,809,227
====================================================================================================================================
Authorized shares:
   Common                                                              Unlimited       Unlimited         Unlimited        Unlimited
   Preferred                                                           Unlimited       Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                        VIRGINIA          VIRGINIA         VIRGINIA
                                                                                         PREMIUM          DIVIDEND         DIVIDEND
                                                                                          INCOME         ADVANTAGE      ADVANTAGE 2
                                                                                           (NPV)             (NGB)            (NNB)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $186,748,162, $67,558,091
   and $121,203,298, respectively)                                                  $193,121,320       $69,756,015     $125,985,358
Cash                                                                                     196,831                --          205,313
Receivables:
   Interest                                                                            3,086,029         1,091,042        1,763,572
   Investments sold                                                                      185,000            70,000               --
Unrealized appreciation on forward swaps                                                      --                --               --
Other assets                                                                               9,357             7,744            6,305
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                   196,598,537        70,924,801      127,960,548
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                --           244,488               --
Accrued expenses:
   Management fees                                                                       105,626            23,278           36,677
   Other                                                                                  44,532            18,315           30,423
Preferred share dividends payable                                                         21,881            13,209            6,442
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                  172,039           299,290           73,542
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                63,800,000        24,000,000       42,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $132,626,498       $46,625,511     $ 85,887,006
====================================================================================================================================
Common shares outstanding                                                              8,909,930         3,126,624        5,717,565
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)                          $      14.89       $     14.91     $      15.02
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                             $     89,099       $    31,266     $     57,176
Paid-in surplus                                                                      125,433,889        44,335,492       81,140,511
Undistributed (Over-distribution of) net investment income                               501,200           132,605          163,523
Accumulated net realized gain (loss) from investments and
   derivative transactions                                                               229,152           (71,776)        (256,264)
Net unrealized appreciation (depreciation) of investments and
   derivative transactions                                                             6,373,158         2,197,924        4,782,060
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $132,626,498       $46,625,511     $ 85,887,006
====================================================================================================================================
Authorized shares:
   Common                                                                              Unlimited         Unlimited        Unlimited
   Preferred                                                                           Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended May 31, 2006
                                                                        MARYLAND        MARYLAND          MARYLAND         MARYLAND
                                                                         PREMIUM        DIVIDEND          DIVIDEND         DIVIDEND
                                                                          INCOME       ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                           (NMY)           (NFM)             (NZR)            (NWI)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                    $11,406,310     $ 4,480,097       $ 4,415,973      $ 5,182,865
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                        1,494,390         600,193           608,030          748,541
Preferred shares - auction fees                                          197,976          80,091            80,123           97,611
Preferred shares - dividend disbursing agent fees                         20,000          10,000            10,000           10,000
Shareholders' servicing agent fees and expenses                           27,494           2,413             1,698            1,427
Custodian's fees and expenses                                             62,923          28,936            28,887           36,596
Trustees' fees and expenses                                                4,995           1,990             2,051            2,488
Professional fees                                                         17,829          12,620            12,587           13,600
Shareholders' reports - printing and mailing expenses                     41,343          16,515            17,001           22,015
Stock exchange listing fees                                               10,237             355               355              456
Investor relations expense                                                26,860          11,852            12,070           14,297
Other expenses                                                            17,686          12,960            12,702           13,322
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement   1,921,733         777,925           785,504          960,353
   Custodian fee credit                                                  (24,444)        (12,877)          (13,247)         (13,080)
   Expense reimbursement                                                      --        (266,219)         (285,215)        (374,535)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                           1,897,289         498,829           487,042          572,738
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  9,509,021       3,981,268         3,928,931        4,610,127
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                 83,005         (25,376)           (1,124)         163,785
Net realized gain (loss) from forward swaps                                   --         (62,612)          (77,385)         (75,241)
Net realized gain (loss) from futures                                         --              --                --             (156)
Change in net unrealized appreciation (depreciation)
   of investments                                                     (6,030,163)     (2,009,294)       (2,456,188)      (2,948,764)
Change in net unrealized appreciation (depreciation)
   of forward swaps                                                           --          64,747            98,762          406,799
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                               (5,947,158)     (2,032,535)       (2,435,935)      (2,453,577)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                            (1,920,310)       (790,032)         (772,031)        (978,804)
From accumulated net realized gains                                      (31,400)             --           (14,225)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                       (1,951,710)       (790,032)         (786,256)        (978,804)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                            $ 1,610,153     $ 1,158,701       $   706,740      $ 1,177,746
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                        VIRGINIA          VIRGINIA         VIRGINIA
                                                                                         PREMIUM          DIVIDEND         DIVIDEND
                                                                                          INCOME         ADVANTAGE      ADVANTAGE 2
                                                                                           (NPV)             (NGB)            (NNB)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                    $ 9,470,695       $ 3,426,052      $ 6,086,844
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                        1,271,052           457,972          829,011
Preferred shares - auction fees                                                          159,682            60,069          105,120
Preferred shares - dividend disbursing agent fees                                         20,000            10,000           10,000
Shareholders' servicing agent fees and expenses                                           23,449             1,497            1,824
Custodian's fees and expenses                                                             49,681            24,740           34,612
Trustees' fees and expenses                                                                4,301             1,457            2,763
Professional fees                                                                         17,335            12,518           14,038
Shareholders' reports - printing and mailing expenses                                     32,714            12,248           19,237
Stock exchange listing fees                                                               10,268               266              485
Investor relations expense                                                                23,814             8,249           14,580
Other expenses                                                                            16,717            11,813           14,071
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                   1,629,013           600,829        1,045,741
   Custodian fee credit                                                                  (26,759)           (8,859)         (19,466)
   Expense reimbursement                                                                      --          (203,149)        (389,150)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           1,602,254           388,821          637,125
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  7,868,441         3,037,231        5,449,719
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                              1,639,045           255,078          147,265
Net realized gain (loss) from forward swaps                                                   --                --         (161,404)
Net realized gain (loss) from futures                                                         --                --               --
Change in net unrealized appreciation (depreciation)
   of investments                                                                     (7,073,360)       (1,918,503)      (3,264,225)
Change in net unrealized appreciation (depreciation)
   of forward swaps                                                                           --                --          216,228
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                               (5,434,315)       (1,663,425)      (3,062,136)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                            (1,304,947)         (541,517)      (1,029,859)
From accumulated net realized gains                                                     (231,433)               --          (42,756)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                                       (1,536,380)         (541,517)      (1,072,615)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                                            $   897,746       $   832,289      $ 1,314,968
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS
                                       MARYLAND PREMIUM                    MARYLAND DIVIDEND                  MARYLAND DIVIDEND
                                         INCOME (NMY)                       ADVANTAGE (NFM)                   ADVANTAGE 2 (NZR)
                                  ----------------------------       -----------------------------      ----------------------------
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                      5/31/06          5/31/05           5/31/06           5/31/05          5/31/06         5/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 9,509,021      $ 9,757,516       $ 3,981,268       $ 4,077,418      $ 3,928,931     $ 3,931,942
Net realized gain (loss) from
   investments                         83,005          795,306           (25,376)          114,678           (1,124)        274,944
Net realized gain (loss) from
   forward swaps                           --               --           (62,612)         (186,945)         (77,385)       (171,422)
Net realized gain (loss) from
   futures                                 --               --                --                --               --              --
Change in net unrealized
   appreciation (depreciation)
   of investments                  (6,030,163)       9,023,910        (2,009,294)        3,306,967       (2,456,188)      3,746,058
Change in net unrealized appreciation
   (depreciation) of forward swaps         --               --            64,747           (64,747)          98,762         (98,762)
Distributions to
   Preferred Shareholders:
   From net investment income      (1,920,310)      (1,044,071)         (790,032)         (417,536)        (772,031)       (392,360)
   From accumulated net
      realized gains                  (31,400)              --                --                --          (14,225)        (15,798)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                  1,610,153       18,532,661         1,158,701         6,829,835          706,740       7,274,602
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (8,311,346)      (9,572,060)       (3,532,953)       (3,885,205)      (3,484,393)     (3,655,367)
From accumulated net realized gains  (260,035)              --                --                --         (115,219)       (256,385)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders          (8,571,381)      (9,572,060)       (3,532,953)       (3,885,205)      (3,599,612)     (3,911,752)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Offering costs adjustments              --               --                --                --               --              --
   Net proceeds from shares issued to
     shareholders due to reinvestment
     of distributions                 298,649          429,038            84,704            65,542          119,407          56,507
Preferred shares offering costs
   adjustments                             --               --                --                --               --          16,302
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares from
   capital share transactions         298,649          429,038            84,704            65,542          119,407          72,809
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares     (6,662,579)       9,389,639        (2,289,548)        3,010,172       (2,773,465)      3,435,659
Net assets applicable to Common
   shares at the beginning
   of year                        160,496,436      151,106,797        63,051,494        60,041,322       64,499,679      61,064,020
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year     $153,833,857     $160,496,436       $60,761,946       $63,051,494      $61,726,214     $64,499,679
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                   $    266,281     $    989,129       $    52,442       $   395,654      $   187,990     $   516,056
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                        MARYLAND DIVIDEND                   VIRGINIA PREMIUM                  VIRGINIA DIVIDEND
                                        ADVANTAGE 3 (NWI)                     INCOME (NPV)                     ADVANTAGE (NGB)
                                  ----------------------------       -----------------------------      ----------------------------
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                      5/31/06          5/31/05           5/31/06           5/31/05          5/31/06         5/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 4,610,127      $ 4,588,042       $ 7,868,441       $ 8,242,308      $ 3,037,231     $ 3,106,588
Net realized gain (loss) from
   investments                        163,785           94,606         1,639,045         1,338,639          255,078         277,377
Net realized gain (loss) from
   forward swaps                      (75,241)        (447,668)               --                --               --              --
Net realized gain (loss) from
   futures                               (156)              --                --                --               --              --
Change in net unrealized
   appreciation (depreciation)
   of investments                  (2,948,764)       5,755,731        (7,073,360)        6,847,395       (1,918,503)      3,250,753
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                   406,799         (194,876)               --                --               --              --
Distributions to
   Preferred Shareholders:
   From net investment income        (978,804)        (514,154)       (1,304,947)         (765,695)        (541,517)       (282,554)
   From accumulated net
      realized gains                       --           (2,976)         (231,433)               --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                  1,177,746        9,278,705           897,746        15,662,647          832,289       6,352,164
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (3,826,714)      (4,164,157)       (7,081,332)       (7,997,824)      (2,732,873)     (2,913,141)
From accumulated net realized gains        --          (40,734)       (2,160,808)               --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders          (3,826,714)      (4,204,891)       (9,242,140)       (7,997,824)      (2,732,873)     (2,913,141)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Offering costs adjustments              --               --                --                --               --              --
   Net proceeds from shares issued to
     shareholders due to reinvestment
     of distributions                  15,363               --           630,496           553,214           52,481          46,268
Preferred shares offering costs
   adjustments                             --               --                --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares from
   capital share transactions          15,363               --           630,496           553,214           52,481          46,268
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares     (2,633,605)       5,073,814        (7,713,898)        8,218,037       (1,848,103)      3,485,291
Net assets applicable to Common
   shares at the beginning
   of year                         79,442,832       74,369,018       140,340,396       132,122,359       48,473,614      44,988,323
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year      $76,809,227      $79,442,832      $132,626,498      $140,340,396      $46,625,511     $48,473,614
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                    $   (84,856)     $   110,535      $    501,200      $  1,047,355      $   132,605     $   370,691
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS (continued)
                                                                                                             VIRGINIA DIVIDEND
                                                                                                             ADVANTAGE 2 (NNB)
                                                                                                        ----------------------------
                                                                                                         YEAR ENDED      YEAR ENDED
                                                                                                            5/31/06         5/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                   $ 5,449,719     $ 5,449,338
Net realized gain (loss) from
   investments                                                                                              147,265         886,193
Net realized gain (loss) from forward swaps                                                                (161,404)       (378,231)
Net realized gain (loss) from futures                                                                            --              --
Change in net unrealized appreciation
   (depreciation) of investments                                                                         (3,264,225)      6,118,300
Change in net unrealized appreciation
   (depreciation) of forward swaps                                                                          216,228        (216,228)
Distributions to Preferred Shareholders:
   From net investment income                                                                            (1,029,859)       (505,130)
   From accumulated net realized gains                                                                      (42,756)        (60,997)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                                                        1,314,968      11,293,245
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                               (4,841,986)     (5,047,084)
From accumulated net realized gains                                                                        (380,508)     (1,070,956)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                                                                (5,222,494)     (6,118,040)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Offering costs adjustments                                                                                10,292              --
   Net proceeds from shares issued to
     shareholders due to reinvestment
     of distributions                                                                                       148,139         202,523
Preferred shares offering costs
   adjustments                                                                                               10,038              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares from
   capital share transactions                                                                               168,469         202,523
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                                                           (3,739,057)      5,377,728
Net assets applicable to Common
   shares at the beginning of year                                                                       89,626,063      84,248,335
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                                                            $85,887,006     $89,626,063
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                                                                                          $   163,523     $   592,424
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Maryland Premium Income Municipal Fund
(NMY), Nuveen Maryland Dividend Advantage Municipal Fund (NFM), Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR), Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI), Nuveen Virginia Premium Income Municipal Fund (NPV), Nuveen Virginia Dividend Advantage Municipal Fund (NGB) and Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB). Common shares of Maryland Premium Income (NMY) and Virginia Premium Income (NPV) are traded on the New York Stock Exchange while Common shares of Maryland Dividend Advantage (NFM), Maryland Dividend Advantage 2 (NZR), Maryland Dividend Advantage 3 (NWI), Virginia Dividend Advantage (NGB) and Virginia Dividend Advantage 2 (NNB) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Trustees. If the pricing service is unable to supply a price for a municipal bond or a forward swap contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2006, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Notes to
    FINANCIAL STATEMENTS (continued)



Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares
The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                           MARYLAND    MARYLAND     MARYLAND     MARYLAND
                                                            PREMIUM    DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                              (NMY)       (NFM)        (NZR)        (NWI)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                      --       1,280           --           --
   Series T                                                      --          --           --        1,560
   Series W                                                   1,404          --           --           --
   Series TH                                                  1,760          --           --           --
   Series F                                                      --          --        1,280           --
---------------------------------------------------------------------------------------------------------
Total                                                         3,164       1,280        1,280        1,560
=========================================================================================================
                                                                       VIRGINIA     VIRGINIA     VIRGINIA
                                                                        PREMIUM     DIVIDEND     DIVIDEND
                                                                         INCOME    ADVANTAGE  ADVANTAGE 2
                                                                          (NPV)        (NGB)        (NNB)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                                  --           --        1,680
   Series T                                                                 832           --           --
   Series W                                                                  --          960           --
   Series TH                                                              1,720           --           --
   Series F                                                                  --           --           --
---------------------------------------------------------------------------------------------------------
Total                                                                     2,552          960        1,680
=========================================================================================================

Forward Swap Transactions
The Funds are authorized to invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to mitigate the negative impact that an increase in long-term interest rates could have on Common share net asset value. Forward interest rate swap transactions involve each Fund's agreement with the counterparty to pay, in the future, a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and would increase or decrease in value based primarily on the extent to which long-term interest rates for bonds having a maturity of the swaps' termination date were to increase or decrease. The Funds may close out a contract prior to the effective date, at which point a realized gain or loss would be recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated to, terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To minimize such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the

Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Futures Contracts
The Funds may invest in futures contracts for the purposes of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed, a Fund records realized gains or losses equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. As of May 31, 2006, there were no outstanding futures contracts in any of the Funds.

Risks of investments in futures contracts including the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                      MARYLAND PREMIUM           MARYLAND DIVIDEND         MARYLAND DIVIDEND
                                         INCOME (NMY)              ADVANTAGE (NFM)         ADVANTAGE 2 (NZR)
                                   -----------------------    -----------------------   -----------------------
                                   YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                      5/31/06      5/31/05       5/31/06      5/31/05      5/31/06      5/31/05
---------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due
   to reinvestment
   of distributions                    19,420       27,491         5,298        4,162        7,521        3,606
===============================================================================================================
                                      MARYLAND DIVIDEND          VIRGINIA PREMIUM          VIRGINIA DIVIDEND
                                      ADVANTAGE 3 (NWI)            INCOME (NPV)             ADVANTAGE (NGB)
                                   -----------------------    -----------------------   -----------------------
                                   YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                      5/31/06      5/31/05       5/31/06      5/31/05      5/31/06      5/31/05
---------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due
   to reinvestment
   of distributions                     1,071           --        38,319       33,307        3,038        2,761
===============================================================================================================
                                                                                            VIRGINIA DIVIDEND
                                                                                            ADVANTAGE 2 (NNB)
                                                                                        -----------------------
                                                                                        YEAR ENDED   YEAR ENDED
                                                                                           5/31/06      5/31/05
---------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due
   to reinvestment
   of distributions                                                                          8,839       12,458
===============================================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended May 31, 2006, were as follows:

                                MARYLAND     MARYLAND     MARYLAND      MARYLAND
                                 PREMIUM     DIVIDEND     DIVIDEND      DIVIDEND
                                  INCOME    ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
                                   (NMY)        (NFM)        (NZR)         (NWI)
--------------------------------------------------------------------------------
Purchases                    $30,398,237  $13,298,560  $13,828,127   $17,042,507
Sales and maturities          30,320,096   13,480,676   14,562,256    16,456,417
================================================================================

                                             VIRGINIA     VIRGINIA      VIRGINIA
                                              PREMIUM     DIVIDEND      DIVIDEND
                                               INCOME    ADVANTAGE   ADVANTAGE 2
                                                (NPV)        (NGB)         (NNB)
--------------------------------------------------------------------------------
Purchases                                 $31,517,697  $11,054,670   $12,274,478
Sales and maturities                       33,474,326   10,980,879    13,984,060
================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At May 31, 2006, the cost of investments was as follows:

                                MARYLAND     MARYLAND     MARYLAND      MARYLAND
                                 PREMIUM     DIVIDEND     DIVIDEND      DIVIDEND
                                  INCOME    ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
                                   (NMY)        (NFM)        (NZR)         (NWI)
--------------------------------------------------------------------------------
Cost of investments         $222,781,336  $88,598,808  $89,597,079  $112,384,519
================================================================================

                                             VIRGINIA     VIRGINIA      VIRGINIA
                                              PREMIUM     DIVIDEND      DIVIDEND
                                               INCOME    ADVANTAGE   ADVANTAGE 2
                                                (NPV)        (NGB)         (NNB)
--------------------------------------------------------------------------------
Cost of investments                      $186,484,120  $67,528,199  $121,227,344
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2006, were as follows:

                                MARYLAND     MARYLAND     MARYLAND     MARYLAND
                                 PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                  INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                   (NMY)        (NFM)        (NZR)        (NWI)
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation              $ 7,709,594   $2,597,406   $2,679,871   $2,052,994
   Depreciation               (1,364,567)   (434,360)     (404,060)    (895,865)
--------------------------------------------------------------------------------
Net unrealized
   appreciation
   (depreciation)
   of investments            $ 6,345,027   $2,163,046   $2,275,811   $1,157,129
================================================================================

                                             VIRGINIA     VIRGINIA     VIRGINIA
                                              PREMIUM     DIVIDEND     DIVIDEND
                                               INCOME    ADVANTAGE  ADVANTAGE 2
                                                (NPV)        (NGB)        (NNB)
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                            $7,482,262   $2,498,573   $5,201,336
   Depreciation                              (845,062)    (270,757)    (443,322)
--------------------------------------------------------------------------------
Net unrealized
   appreciation
   (depreciation)
   of investments                          $6,637,200   $2,227,816   $4,758,014
================================================================================

The tax components of undistributed net investment income and net realized gains at May 31, 2006, were as follows:

                                MARYLAND     MARYLAND     MARYLAND      MARYLAND
                                 PREMIUM     DIVIDEND     DIVIDEND      DIVIDEND
                                  INCOME    ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
                                   (NMY)        (NFM)        (NZR)         (NWI)
--------------------------------------------------------------------------------
Undistributed net
   tax-exempt income *          $611,838     $310,415     $423,460     $209,736
Undistributed net
   ordinary income **                 --           --           --          787
Undistributed net
   long-term capital gains            --           --           --           --
================================================================================

                                             VIRGINIA     VIRGINIA     VIRGINIA
                                              PREMIUM     DIVIDEND     DIVIDEND
                                               INCOME    ADVANTAGE  ADVANTAGE 2
                                                (NPV)        (NGB)        (NNB)
--------------------------------------------------------------------------------
Undistributed net
   tax-exempt income *                       $811,454     $338,785     $496,256
Undistributed net
   ordinary income **                              --        2,254           --
Undistributed net
   long-term capital gains                    229,152           --           --
================================================================================

  * Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2006, paid on June 1, 2006.
 ** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended May 31, 2006 and May 31, 2005, was designated for purposes of the dividends paid deduction as follows:

                                MARYLAND     MARYLAND     MARYLAND      MARYLAND
                                 PREMIUM     DIVIDEND     DIVIDEND      DIVIDEND
                                  INCOME    ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
2006                               (NMY)        (NFM)        (NZR)         (NWI)
--------------------------------------------------------------------------------
Distributions from net
   tax-exempt income         $10,253,086   $4,350,733   $4,281,497    $4,833,094
Distributions from
   net ordinary income **         82,432           --          641            --
Distributions from net
   long-term capital gains ***   291,303           --      114,999            --
================================================================================

                                             VIRGINIA     VIRGINIA      VIRGINIA
                                              PREMIUM     DIVIDEND      DIVIDEND
                                               INCOME    ADVANTAGE   ADVANTAGE 2
2006                                            (NPV)        (NGB)         (NNB)
--------------------------------------------------------------------------------
Distributions from net
   tax-exempt income                       $8,481,521   $3,279,786    $5,886,854
Distributions from
   net ordinary income **                          --           --         2,260
Distributions from net
   long-term capital gains ***              2,392,241           --       354,292
================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



                                MARYLAND     MARYLAND     MARYLAND      MARYLAND
                                 PREMIUM     DIVIDEND     DIVIDEND      DIVIDEND
                                  INCOME    ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
2005                               (NMY)        (NFM)        (NZR)         (NWI)
--------------------------------------------------------------------------------
Distributions from net
   tax-exempt income         $10,630,390   $4,316,846   $4,052,176    $4,686,785
Distributions from
   net ordinary income **             --           --       17,820           108
Distributions from net
   long-term capital gains            --           --      254,971        43,198
================================================================================

                                             VIRGINIA     VIRGINIA      VIRGINIA
                                              PREMIUM     DIVIDEND      DIVIDEND
                                               INCOME    ADVANTAGE   ADVANTAGE 2
2005                                            (NPV)        (NGB)         (NNB)
--------------------------------------------------------------------------------
Distributions from net
   tax-exempt income                       $8,771,875   $3,200,407    $5,574,792
Distributions from
   net ordinary income **                          --           --            --
Distributions from net
   long-term capital gains                         --           --     1,131,953
================================================================================

 ** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
*** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax period ended May 31, 2006.

At May 31, 2006, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                MARYLAND     MARYLAND      MARYLAND     VIRGINIA
                                DIVIDEND     DIVIDEND      DIVIDEND     DIVIDEND
                               ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3    ADVANTAGE
                                   (NFM)        (NZR)         (NWI)        (NGB)
--------------------------------------------------------------------------------
Expiration year:
   2009                        $   7,580       $   --     $     --       $    --
   2010                           37,159           --           --            --
   2011                               --           --           --            --
   2012                          430,282           --           --        71,775
   2013                           15,613           --       28,210            --
   2014                           62,054       35,791      130,041            --
--------------------------------------------------------------------------------
Total                           $552,688      $35,791     $158,251       $71,775
================================================================================

The following Funds elected to defer net realized losses from investments incurred from November 1, 2005 through May 31, 2006 ("post-October losses") in accordance with Federal income tax regulations. The post-October losses were treated as having arisen on the first day of the following fiscal year:

                                MARYLAND     MARYLAND      MARYLAND     VIRGINIA
                                 PREMIUM     DIVIDEND      DIVIDEND     DIVIDEND
                                  INCOME    ADVANTAGE   ADVANTAGE 2  ADVANTAGE 2
                                   (NMY)        (NFM)         (NZR)        (NNB)
--------------------------------------------------------------------------------
                                $204,066      $95,072       $17,928     $169,715
================================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS                           MARYLAND PREMIUM INCOME (NMY)
(INCLUDING NET ASSETS                              VIRGINIA PREMIUM INCOME (NPV)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                               MARYLAND DIVIDEND ADVANTAGE (NFM)
                                             MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
                                             MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
AVERAGE DAILY NET ASSETS                       VIRGINIA DIVIDEND ADVANTAGE (NGB)
(INCLUDING NET ASSETS                        VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of May 31, 2006, the complex-level fee rate was .1886%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

Notes to
    FINANCIAL STATEMENTS (continued)



For the first ten years of Maryland Dividend Advantage's (NFM) and Virginia Dividend Advantage's (NGB) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                     YEAR ENDING
JANUARY 31,                                     JANUARY 31,
--------------------------------------------------------------------------------
2001*                     .30%                  2007                        .25%
2002                      .30                   2008                        .20
2003                      .30                   2009                        .15
2004                      .30                   2010                        .10
2005                      .30                   2011                        .05
2006                      .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage (NFM) and Virginia Dividend Advantage (NGB) for any portion of its fees and expenses beyond January 31, 2011.

For the first ten years of Maryland Dividend Advantage 2's (NZR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                     YEAR ENDING
SEPTEMBER 30,                                   SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                     .30%                  2007                        .25%
2002                      .30                   2008                        .20
2003                      .30                   2009                        .15
2004                      .30                   2010                        .10
2005                      .30                   2011                        .05
2006                      .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage 2 (NZR) for any portion of its fees and expenses beyond September 30, 2011.

For the first eight years of Maryland Dividend Advantage 3's (NWI) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                     YEAR ENDING
SEPTEMBER 30,                                   SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                     .32%                  2007                        .32%
2003                      .32                   2008                        .24
2004                      .32                   2009                        .16
2005                      .32                   2010                        .08
2006                      .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage 3 (NWI) for any portion of its fees and expenses beyond September 30, 2010.

For the first ten years of Virginia Dividend Advantage 2's (NNB) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                     YEAR ENDING
NOVEMBER 30,                                    NOVEMBER 30,
--------------------------------------------------------------------------------
2001*                     .30%                  2007                        .25%
2002                      .30                   2008                        .20
2003                      .30                   2009                        .15
2004                      .30                   2010                        .10
2005                      .30                   2011                        .05
2006                      .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Virginia Dividend Advantage 2 (NNB) for any portion of its fees and expenses beyond November 30, 2011.

6. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 3, 2006, to shareholders of record on June 15, 2006, as follows:

                                MARYLAND     MARYLAND     MARYLAND      MARYLAND
                                 PREMIUM     DIVIDEND     DIVIDEND      DIVIDEND
                                  INCOME    ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
                                   (NMY)        (NFM)        (NZR)         (NWI)
--------------------------------------------------------------------------------
Dividend per share                $.0580       $.0645       $.0640       $.0555
================================================================================

                                             VIRGINIA     VIRGINIA     VIRGINIA
                                              PREMIUM     DIVIDEND     DIVIDEND
                                               INCOME    ADVANTAGE  ADVANTAGE 2
                                                (NPV)        (NGB)        (NNB)
--------------------------------------------------------------------------------
Dividend per share                             $.0590       $.0685       $.0650
================================================================================

                        Financial
                               HIGHLIGHTS

          Selected data for a Common share outstanding throughout each period:

                                                      Investment Operations                                Less Distributions
                                   ---------------------------------------------------------------  --------------------------------
                                                            Distributions   Distributions
                                                                 from Net            from                  Net
                        Beginning                              Investment         Capital           Investment    Capital
                           Common                     Net       Income to        Gains to            Income to   Gains to
                            Share         Net   Realized/       Preferred       Preferred               Common     Common
                        Net Asset  Investment  Unrealized          Share-          Share-               Share-     Share-
                            Value      Income  Gain (Loss)        holders+        holders+   Total     holders    holders     Total
====================================================================================================================================
MARYLAND PREMIUM
INCOME (NMY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                       $15.12       $ .89     $  (.56)          $(.18)           $ --    $ .15       $(.78)     $(.02)    $(.80)
2005                        14.28         .92         .92            (.10)             --     1.74        (.90)        --      (.90)
2004                        15.10         .96        (.81)           (.06)             --      .09        (.91)        --      (.91)
2003                        14.04        1.02        1.00            (.07)             --     1.95        (.89)        --      (.89)
2002                        13.83        1.03         .14            (.13)             --     1.04        (.83)        --      (.83)

MARYLAND DIVIDEND
ADVANTAGE (NFM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                        15.13         .95        (.47)           (.19)             --      .29        (.85)        --      (.85)
2005                        14.43         .98         .75            (.10)             --     1.63        (.93)        --      (.93)
2004                        15.47        1.01       (1.07)           (.05)             --     (.11)       (.93)        --      (.93)
2003                        14.18        1.04        1.18            (.08)             --     2.14        (.86)        --      (.86)
2002                        13.90        1.04         .22            (.14)             --     1.12        (.84)        --      (.84)

MARYLAND DIVIDEND
ADVANTAGE 2 (NZR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                        15.45         .94        (.59)           (.18)             --      .17        (.83)      (.03)     (.86)
2005                        14.64         .94         .90            (.09)             --     1.75        (.88)      (.06)     (.94)
2004                        15.71         .96       (1.08)           (.06)             --     (.18)       (.87)      (.02)     (.89)
2003                        14.01         .97        1.62            (.09)             --     2.50        (.81)        --      (.81)
2002(a)                     14.33         .57        (.22)           (.06)             --      .29        (.46)        --      (.46)

MARYLAND DIVIDEND
ADVANTAGE 3 (NWI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                        14.82         .86        (.46)           (.18)             --      .22        (.71)        --      (.71)
2005                        13.88         .86         .97            (.10)             --     1.73        (.78)      (.01)     (.79)
2004                        14.89         .87       (1.03)           (.06)             --     (.22)       (.79)        --      (.79)
2003(b)                     14.33         .52         .75            (.05)             --     1.22        (.46)        --      (.46)
====================================================================================================================================
                                                                            Total Returns
                                                                        ---------------------
                                                                                      Based
                           Offering                                                      on
                          Costs and        Ending                                    Common
                          Preferred        Common                        Based        Share
                              Share         Share         Ending            on          Net
                       Underwriting     Net Asset         Market        Market        Asset
                          Discounts         Value          Value         Value**      Value**
=============================================================================================
MARYLAND PREMIUM
INCOME (NMY)
---------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                           $ --        $14.47         $14.52         (2.94)%       1.08%
2005                             --         15.12          15.78         15.64        12.52
2004                             --         14.28          14.45        (10.77)         .64
2003                             --         15.10          17.15         15.22        14.33
2002                             --         14.04          15.73          4.77         7.71

MARYLAND DIVIDEND
ADVANTAGE (NFM)
---------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                             --         14.57          15.19          2.51         1.95
2005                             --         15.13          15.63          6.22        11.60
2004                             --         14.43          15.62          2.99         (.69)
2003                            .01         15.47          16.08          9.98        15.55
2002                             --         14.18          15.44          1.98         8.21

MARYLAND DIVIDEND
ADVANTAGE 2 (NZR)
---------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                             --         14.76          14.76          1.13         1.14
2005                             --         15.45          15.41         14.71        12.22
2004                             --         14.64          14.28         (2.90)       (1.16)
2003                            .01         15.71          15.60         12.71        18.39
2002(a)                        (.15)        14.01          14.61           .52         1.01

MARYLAND DIVIDEND
ADVANTAGE 3 (NWI)
---------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                             --         14.33          13.85          1.09         1.55
2005                             --         14.82          14.40         14.98        12.67
2004                             --         13.88          13.24         (5.97)       (1.51)
2003(b)                        (.20)        14.89          14.90          2.53         7.31
=============================================================================================
                                                          Ratios/Supplemental Data
                       ---------------------------------------------------------------------------------------------
                                         Before Credit/Reimbursement      After Credit/Reimbursement***
                                       ------------------------------    ------------------------------
                                                       Ratio of Net                     Ratio of Net
                                         Ratio of        Investment        Ratio of       Investment
                            Ending       Expenses         Income to        Expenses        Income to
                               Net     to Average           Average      to Average          Average
                            Assets     Net Assets        Net Assets      Net Assets        Net Assets
                        Applicable     Applicable        Applicable      Applicable        Applicable     Portfolio
                         to Common      to Common         to Common       to Common         to Common      Turnover
                       Shares (000)        Shares++          Shares++        Shares++          Shares++        Rate
====================================================================================================================
MARYLAND PREMIUM
INCOME (NMY)
--------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                      $153,834           1.23%             6.05%           1.21%             6.07%           13%
2005                       160,496           1.24              6.22            1.23              6.22            10
2004                       151,107           1.24              6.54            1.23              6.55            16
2003                       159,415           1.26              7.00            1.25              7.01            16
2002                       147,795           1.32              7.33            1.31              7.34            13

MARYLAND DIVIDEND
ADVANTAGE (NFM)
--------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                        60,762           1.26              5.99             .81              6.44            14
2005                        63,051           1.26              6.11             .79              6.57            11
2004                        60,041           1.24              6.34             .78              6.80            10
2003                        64,338           1.26              6.54             .79              7.01            12
2002                        58,925           1.35              6.81             .82              7.34            36

MARYLAND DIVIDEND
ADVANTAGE 2 (NZR)
--------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                        61,726           1.25              5.76             .77              6.23            15
2005                        64,500           1.23              5.74             .77              6.20            10
2004                        61,064           1.24              5.90             .78              6.36            11
2003                        65,490           1.26              6.07             .80              6.53            12
2002(a)                     58,370           1.22*             5.55*            .79*             5.99*           21

MARYLAND DIVIDEND
ADVANTAGE 3 (NWI)
--------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                        76,809           1.23              5.41             .73              5.91            14
2005                        79,443           1.23              5.40             .74              5.89            12
2004                        74,369           1.22              5.59             .73              6.08            15
2003(b)                     79,700           1.18*             5.01*            .70*             5.50*           13
====================================================================================================================
                             Preferred Shares at End of Period
                         -----------------------------------------
                           Aggregate     Liquidation
                              Amount      and Market         Asset
                         Outstanding           Value      Coverage
                                (000)      Per Share     Per Share
===================================================================
MARYLAND PREMIUM
INCOME (NMY)
-------------------------------------------------------------------
Year Ended 5/31:
2006                         $79,100         $25,000       $73,620
2005                          79,100          25,000        75,726
2004                          79,100          25,000        72,758
2003                          79,100          25,000        75,384
2002                          79,100          25,000        71,712

MARYLAND DIVIDEND
ADVANTAGE (NFM)
-------------------------------------------------------------------
Year Ended 5/31:
2006                          32,000          25,000        72,470
2005                          32,000          25,000        74,259
2004                          32,000          25,000        71,907
2003                          32,000          25,000        75,264
2002                          32,000          25,000        71,035

MARYLAND DIVIDEND
ADVANTAGE 2 (NZR)
-------------------------------------------------------------------
Year Ended 5/31:
2006                          32,000          25,000        73,224
2005                          32,000          25,000        75,390
2004                          32,000          25,000        72,706
2003                          32,000          25,000        76,164
2002(a)                       32,000          25,000        70,601

MARYLAND DIVIDEND
ADVANTAGE 3 (NWI)
-------------------------------------------------------------------
Year Ended 5/31:
2006                          39,000          25,000        74,237
2005                          39,000          25,000        75,925
2004                          39,000          25,000        72,672
2003(b)                       39,000          25,000        76,090
===================================================================

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period September 25, 2001 (commencement of operations) through May 31, 2002.
(b) For the period September 25, 2002 (commencement of operations) through May 31, 2003.


                                 See accompanying notes to financial statements.

                                  74-75 SPREAD

          Selected data for a Common share outstanding throughout each period:

                                                      Investment Operations                                Less Distributions
                                   ---------------------------------------------------------------  --------------------------------
                                                            Distributions   Distributions
                                                                 from Net            from                  Net
                        Beginning                              Investment         Capital           Investment    Capital
                           Common                     Net       Income to        Gains to            Income to   Gains to
                            Share         Net   Realized/       Preferred       Preferred               Common     Common
                        Net Asset  Investment  Unrealized          Share-          Share-               Share-     Share-
                            Value      Income  Gain (Loss)        holders+        holders+   Total     holders    holders     Total
====================================================================================================================================
VIRGINIA PREMIUM
INCOME (NPV)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                       $15.82       $ .88      $ (.59)          $(.15)          $(.03)   $ .11       $(.80)     $(.24)   $(1.04)
2005                        14.95         .93         .93            (.09)             --     1.77        (.90)        --      (.90)
2004                        15.93         .97        (.99)           (.05)             --     (.07)       (.91)        --      (.91)
2003                        14.69        1.00        1.21            (.07)             --     2.14        (.90)        --      (.90)
2002                        14.59        1.04         .03            (.11)             --      .96        (.86)        --      (.86)

VIRGINIA DIVIDEND
ADVANTAGE (NGB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                        15.52         .97        (.54)           (.17)             --      .26        (.87)        --      (.87)
2005                        14.42         .99        1.13            (.09)             --     2.03        (.93)        --      (.93)
2004                        15.43        1.02       (1.05)           (.05)             --     (.08)       (.93)        --      (.93)
2003                        14.23        1.02        1.10            (.07)             --     2.05        (.86)        --      (.86)
2002                        13.87        1.02         .32            (.13)             --     1.21        (.85)        --      (.85)

VIRGINIA DIVIDEND
ADVANTAGE 2 (NNB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                        15.70         .95        (.52)           (.18)           (.01)     .24        (.85)      (.07)     (.92)
2005                        14.79         .96        1.13            (.09)           (.01)    1.99        (.89)      (.19)    (1.08)
2004                        16.02         .99       (1.22)           (.06)             --     (.29)       (.89)      (.05)     (.94)
2003                        14.31         .97        1.69            (.08)             --     2.58        (.84)      (.03)     (.87)
2002(a)                     14.33         .41         .09            (.04)             --      .46        (.35)        --      (.35)
====================================================================================================================================
                                                                              Total Returns
                                                                          ---------------------
                                                                                        Based
                             Offering                                                      on
                            Costs and        Ending                                    Common
                            Preferred        Common                        Based        Share
                                Share         Share         Ending            on          Net
                         Underwriting     Net Asset         Market        Market        Asset
                            Discounts         Value          Value         Value**      Value**
===============================================================================================
VIRGINIA PREMIUM
INCOME (NPV)
-----------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                             $ --        $14.89         $14.91         (9.98)%       0.71%
2005                               --         15.82          17.65         24.54        12.13
2004                               --         14.95          14.95        (10.70)        (.42)
2003                               --         15.93          17.67         15.27        14.99
2002                               --         14.69          16.17          6.64         6.71

VIRGINIA DIVIDEND
ADVANTAGE (NGB)
-----------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                               --         14.91          17.10          5.86         1.74
2005                               --         15.52          16.99         19.11        14.46
2004                               --         14.42          15.07         (8.11)        (.50)
2003                              .01         15.43          17.35         21.45        14.92
2002                               --         14.23          15.09          5.10         8.89

VIRGINIA DIVIDEND
ADVANTAGE 2 (NNB)
-----------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                               --         15.02          16.40          3.45         1.53
2005                               --         15.70          16.74         21.96        13.75
2004                               --         14.79          14.65         (3.81)       (1.84)
2003                               --         16.02          16.14         14.58        18.51
2002(a)                          (.13)        14.31          14.90          1.71         2.30
===============================================================================================
                                                            Ratios/Supplemental Data
                         ---------------------------------------------------------------------------------------------
                                           Before Credit/Reimbursement      After Credit/Reimbursement***
                                         ------------------------------    ------------------------------
                                                         Ratio of Net                     Ratio of Net
                                           Ratio of        Investment        Ratio of       Investment
                              Ending       Expenses         Income to        Expenses        Income to
                                 Net     to Average           Average      to Average          Average
                              Assets     Net Assets        Net Assets      Net Assets        Net Assets
                          Applicable     Applicable        Applicable      Applicable        Applicable     Portfolio
                           to Common      to Common         to Common       to Common         to Common      Turnover
                         Shares (000)        Shares++          Shares++        Shares++          Shares++        Rate
======================================================================================================================
VIRGINIA PREMIUM
INCOME (NPV)
----------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                        $132,626           1.19%             5.75%           1.17%             5.77%           16%
2005                         140,340           1.20              5.98            1.19              5.99            17
2004                         132,122           1.20              6.33            1.19              6.34            14
2003                         140,223           1.25              6.61            1.24              6.62            17
2002                         128,655           1.28              7.01            1.27              7.02            14

VIRGINIA DIVIDEND
ADVANTAGE (NGB)
----------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                          46,626           1.26              5.93             .82              6.38            16
2005                          48,474           1.28              6.13             .81              6.59            15
2004                          44,988           1.24              6.39             .77              6.86             7
2003                          48,102           1.28              6.45             .81              6.92            10
2002                          44,308           1.37              6.68             .84              7.21            21

VIRGINIA DIVIDEND
ADVANTAGE 2 (NNB)
----------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2006                          85,887           1.19              5.75             .73              6.21            10
2005                          89,626           1.19              5.74             .74              6.19            13
2004                          84,248           1.20              5.99             .74              6.44            16
2003                          91,065           1.21              6.01             .75              6.47            15
2002(a)                       81,325           1.14*             5.00*            .70*             5.44*           12
======================================================================================================================
                               Preferred Shares at End of Period
                           -----------------------------------------
                             Aggregate     Liquidation
                                Amount      and Market         Asset
                           Outstanding           Value      Coverage
                                  (000)      Per Share     Per Share
=====================================================================
VIRGINIA PREMIUM
INCOME (NPV)
---------------------------------------------------------------------
Year Ended 5/31:
2006                           $63,800         $25,000       $76,970
2005                            63,800          25,000        79,992
2004                            63,800          25,000        76,772
2003                            63,800          25,000        79,946
2002                            63,800          25,000        75,413

VIRGINIA DIVIDEND
ADVANTAGE (NGB)
---------------------------------------------------------------------
Year Ended 5/31:
2006                            24,000          25,000        73,568
2005                            24,000          25,000        75,493
2004                            24,000          25,000        71,863
2003                            24,000          25,000        75,106
2002                            24,000          25,000        71,154

VIRGINIA DIVIDEND
ADVANTAGE 2 (NNB)
---------------------------------------------------------------------
Year Ended 5/31:
2006                            42,000          25,000        76,123
2005                            42,000          25,000        78,349
2004                            42,000          25,000        75,148
2003                            42,000          25,000        79,206
2002(a)                         42,000          25,000        73,408
=====================================================================

*    Annualized.

** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) For the period November 15, 2001 (commencement of operations) through May 31, 2002.

                                 See accompanying notes to financial statements.

                                  76-77 SPREAD

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman (since 1996) and Director of Nuveen Investments,             166
3/28/49                        the Board                  Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. and
333 W. Wacker Drive            and Board                  Nuveen Institutional Advisory Corp.(3); Director (since 1996)
Chicago, IL 60606              Member                     of Institutional Capital Corporation; Chairman and Director
                                                          (since 1997) of Nuveen Asset Management; Chairman and
                                                          Director of Rittenhouse Asset Management, Inc. (since 1999);
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Lead Independent   1997    Private Investor and Management Consultant.                           166
8/22/40                        Board member
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (since 1989) as Senior Vice President of The                  166
7/29/34                                                   Northern Trust Company; Director (since 2002) Community
333 W. Wacker Drive                                       Advisory Board for Highland Park and Highwood, United
Chicago, IL 60606                                         Way of the North Shore.

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       166
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College and Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean, Tippie College of Business, University of Iowa (since           166
3/6/48                                                    June 2006); formerly, Dean and Distinguished Professor of Finance,
333 W. Wacker Drive                                       School of Business at the University of Connecticut (2003-2006);
Chicago, IL 60606                                         previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director (since 1997), Credit Research Center at
                                                          Georgetown University; Director (since 2004) of Xerox
                                                          Corporation; Director, SS&C Technologies, Inc. (May 2005 -
                                                          October 2005).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (since 2004) as Chairman, JPMorgan Fleming Asset              164
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College;
                                                          member of the Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Botanical Gardens.


                                       78

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman of Miller-Valentine Partners Ltd., a real estate             166
9/24/44                                                   investment company; formerly, Senior Partner and Chief
333 W. Wacker Drive                                       Operating Officer (retired, 2004) of Miller-Valentine
Chicago, IL 60606                                         Group; formerly, Vice President, Miller-Valentine Realty;
                                                          Board Member, Chair of the Finance Committee and
                                                          member of the Audit Committee of Premier Health Partners,
                                                          the not-for-profit company of Miami Valley Hospital; Vice
                                                          President, Dayton Philharmonic Orchestra Association; Board
                                                          Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development
                                                          Coalition; formerly, Member, Community Advisory Board,
                                                          National City Bank, Dayton, Ohio and Business Advisory
                                                          Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     166
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member      2005     Senior Vice President for Business and Finance,                       166
1/22/50                                                   Northwestern University (since 1997); Director (since 2003),
333 W. Wacker Drive                                       Chicago Board Options Exchange; Director (since 2003),
Chicago, IL 60606                                         National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since
                                                          1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since
                                                          1997), Evanston Chamber of Commerce and Evanston
                                                          Inventure, a business development organization.
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               166
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel, of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (2002-2004), General Counsel (1998-2004)
                                                          and Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002) and Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          1997), of Nuveen Asset Management; Managing Director
                                                          (since 2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC. (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. and Symphony Asset Management LLC (since 2003);
                                                          Chartered Financial Analyst.


                                       79

Board Members
       AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), formerly Vice President               166
9/22/63                                                   (since 2002); formerly, Assistant Vice President (since 2000)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 166
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President and Treasurer of Nuveen Investments, LLC               166
11/28/67                                                  and of Nuveen Investments, Inc. (since 1999); Vice President
333 W. Wacker Drive                                       and Treasurer of Nuveen Asset Management (since 2002)
Chicago, IL 60606                                         and of Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Treasurer of NWQ Investment Management Company, LLC.
                                                          (since 2002); Vice President and Treasurer of Nuveen
                                                          Rittenhouse Asset Management, Inc. and Symphony Asset
                                                          Management LLC (since 2003); formerly, Vice President and
                                                          Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.(3); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond                Vice President     2005    Vice President, Director of Investment Operations, Nuveen             166
8/24/61                                                   Investments, LLC (since January 2005); formerly, Director,
333 W. Wacker Drive                                       Business Manager, Deutsche Asset Management (2003-2004),
Chicago, IL 60606                                         Director, Business Development and Transformation, Deutsche
                                                          Trust Bank Japan (2002-2003); previously, Senior Vice
                                                          President, Head of Investment Operations and Systems,
                                                          Scudder Investments Japan, (2000-2002), Senior Vice
                                                          President, Head of Plan Administration and Participant
                                                          Services, Scudder Investments (1995-2002).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002), Assistant Secretary and                  166
9/24/64                        and Secretary              Assistant General Counsel (since 1998) formerly, Assistant
333 W. Wacker Drive                                       Vice President (since 1998) of Nuveen Investments, LLC;
Chicago, IL 60606                                         Vice President (2002-2004) and Assistant Secretary (1998-2004)
                                                          formerly, Assistant Vice President of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp.(3); Vice President and
                                                          Assistant Secretary (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004), formerly, Vice President of           166
10/24/45                                                  Nuveen Investments, LLC, Managing Director (2004) formerly,
333 W. Wacker Drive                                       Vice President (1998-2004) of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002), formerly, Vice President of           166
3/2/64                                                    Nuveen Investments; Managing Director (1997-2004) of
333 W. Wacker Drive                                       Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp.(3); Managing Director (since 2001) of Nuveen Asset
                                                          Management; Vice President (since 2002) of Nuveen
                                                          Investments Advisers Inc.; Chartered Financial Analyst.


                                       80

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         166
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance (since 2004)         166
4/13/56                        and Chief                  of Nuveen Investments, LLC, Nuveen Investments Advisers Inc.,
333 W. Wacker Drive            Compliance                 Nuveen Asset Management and Rittenhouse Asset Management,
Chicago, IL 60606              Officer                    Inc.; previously, Vice President and Deputy Director of Compliance
                                                          (2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                          Corp.(3); formerly, Senior Attorney (1994-2004), The Northern
                                                          Trust Company.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    166
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President of Nuveen Investments, LLC (since 1999).               166
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             166
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; formerly, Vice President
333 W. Wacker Drive            Secretary                  and Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005)
                                                          and Assistant Secretary of Nuveen Investments, Inc.; Vice
                                                          President (since 2005) and Assistant Secretary (since 1997)
                                                          of Nuveen Asset Management; Vice President (since 2000),
                                                          Assistant Secretary and Assistant General Counsel (since
                                                          1998) of Rittenhouse Asset Management, Inc.; Vice President
                                                          and Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002) and Symphony Asset
                                                          Management LLC (since 2003).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.
(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                        ANNUAL INVESTMENT
                        MANAGEMENT AGREEMENT
                        APPROVAL PROCESS



The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the "Fund Adviser").


THE APPROVAL PROCESS

During the course of the year, the Board received a wide variety of materials relating the services provided by the Fund Adviser and the performance of the Fund. To assist the Board in its evaluation of the advisory contract with the Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

     o    the nature, extent and quality of services provided by the Fund
          Adviser;

     o the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

     o the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and to customized benchmarks;

     o the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

     o    the expenses of the Fund Adviser in providing the various services;

     o the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the respective Fund (as applicable);

     o the advisory fees the Fund Adviser assesses to other types of investment products or clients;

     o    the soft dollar practices of the Fund Adviser, if any;

     o from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the May Meeting, the Fund Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered the advisory contract with the Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and
(e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below) and any initiatives and enhancements Nuveen has taken for its municipal fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of each Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. The Trustees further reviewed materials describing, among other things, the teams and per-sonnel involved in the investment, research, risk-management and operational processes involved in managing municipal funds and their respective functions. Given the Trustees' experience with the Funds and Fund Adviser, the Trustees recognized the demonstrated history of care and depth of experience of the respective personnel in managing these Funds. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as additional refinements and improvements adopted to the portfolio management processes noted below. With respect to the services provided to municipal funds, including the Funds, the Trustees noted that the Fund Adviser continues to make refinements to its portfolio management process including, among other things, the increased use of derivatives to enhance management of risk, additional analytical software for research staff and improved municipal pricing processes.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. The Fund Adviser provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings).

In addition to the foregoing, the Trustees also noted the additional services that the Fund Adviser or its affiliates provide to closed-end funds, including, in particular, secondary market support activities. The Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of initiatives designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include providing advertising and other media relations programs, continued contact with analysts, maintaining and enhancing its website for closed-end funds, and targeted advisor communication programs. With respect to funds that utilize leverage through the issuance of preferred shares, the Trustees noted Nuveen's continued support for the preferred shares by maintaining, among other things, an in-house preferred trading desk; designating a product manager whose responsibilities include creating and disseminating product information and managing relations in connection with the preferred share auction; and maintaining systems necessary to test compliance with rating agency requirements.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement were of a high level and were satisfactory.

B.   THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISERS

The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "Performance Peer Group") and portfolio level performance against customized benchmarks, as described below. In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund still may not adequately reflect such Fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Performance Peer Group. With respect to state specific municipal funds, the Trustees recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The closed-end state municipal funds that do not have corresponding state-specific Performance Peer Groups are from Arizona, Connecticut, Georgia, Maryland, Massachusetts, Missouri, North Carolina, Ohio, Texas, and Virginia. Further, due to a lack of state-specific unleveraged categories, certain unleveraged state municipal funds are included in their leveraged state category (such as the California Select Tax-Free Fund, California Municipal Value Fund, New York Select Tax Free Fund and New York Municipal Value Fund).

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2005. The Trustees also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2005 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C.   FEES, EXPENSES AND PROFITABILITY

          1.   FEES AND EXPENSES

          In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group

                        ANNUAL INVESTMENT MANAGEMENT
                        AGREEMENT APPROVAL PROCESS (continued)



          may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group did not adequately reflect the Fund's investment objectives and strategies limiting the usefulness of comparisons. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage and insurance) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain Funds launched since
          1999). Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

     2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

          The Trustees further reviewed data comparing the advisory fees of the Fund Adviser with fees the Fund Adviser charges to other clients, including municipal managed accounts. In general, the fees charged for separate accounts are somewhat lower than the fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for the Funds as the average account size for separate accounts are notably larger than the retail accounts of the Funds. Given the differences in the product structures, particularly the extensive services provided to closed-end municipal funds, the Trustees believe such facts justify the different levels of fees.

     3.   PROFITABILITY OF FUND ADVISERS

          In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the advisor's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.


Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. Based on their review, the Trustees were satisfied that the respective Fund Adviser's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E.   INDIRECT BENEFITS

In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered revenues received by affiliates of the Fund Adviser for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, the Fund Adviser may from time to time receive and have access to research generally provided to institutional clients.

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund, and that the renewal of the Investment Management Agreements should be approved.

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By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND
CONVENIENT

 To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Photo of: 2 women looking at a photo album.


Nuveen Investments:
SERVING Investors
          For GENERATIONS


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $145 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


                                        o Share prices
                                        o Fund details
           Learn more                   o Daily financial news
about Nuveen Funds at                   o Investor education
   WWW.NUVEEN.COM/CEF                   o Interactive planning tools



Logo: NUVEEN Investments


                                                                     EAN-A-0506D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



                  Nuveen Virginia Premium Income Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                           AUDIT FEES BILLED      AUDIT-RELATED FEES             TAX FEES          ALL OTHER FEES
FISCAL YEAR ENDED                             TO FUND(1)           BILLED TO FUND(2)         BILLED TO FUND(3)    BILLED TO FUND(4)
----------------------------------------------------------------------------------------------------------------------------------
May 31, 2006                                      $ 10,988                       $ 0                    $ 408         $ 2,850
----------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                     0%                        0%                       0%              0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------------------
May 31, 2005                                      $ 10,388                       $ 0                    $ 414         $ 2,650
----------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                     0%                        0%                       0%              0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".



                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                         AUDIT-RELATED FEES      TAX FEES BILLED TO          ALL OTHER FEES
                                         BILLED TO ADVISER AND        ADVISER AND           BILLED TO ADVISER
                                            AFFILIATED FUND         AFFILIATED FUND        AND AFFILIATED FUND
                                           SERVICE PROVIDERS       SERVICE PROVIDERS(1)     SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------
May 31, 2006                                           $ 0                   $ 2,200                      $ 0
------------------------------------------------------------------------------------------------------------------
Percentage approved                                     0%                        0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------
May 31, 2005                                           $ 0                   $ 2,200                      $ 0
------------------------------------------------------------------------------------------------------------------
Percentage approved                                     0%                        0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $275,000 in 2006 and $282,575 in 2005.



                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                TOTAL NON-AUDIT FEES
                                                                 BILLED TO ADVISER AND
                                                                AFFILIATED FUND SERVICE    TOTAL NON-AUDIT FEES
                                                                 PROVIDERS (ENGAGEMENTS   BILLED TO ADVISER AND
                                                                RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                                         TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL    PROVIDERS (ALL OTHER
                                            BILLED TO FUND      REPORTING OF THE FUND)         ENGAGEMENTS)            TOTAL
----------------------------------------------------------------------------------------------------------------------------------
May 31, 2006                                       $ 3,258                   $ 2,200                      $ 0         $ 5,458
May 31, 2005                                       $ 3,064                   $ 2,200                      $ 0         $ 5,264

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax
Fees" billed to Adviser in their respective amounts from the previous table.



Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER


The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                  FUND
Cathryn Steeves       Nuveen Virginia Premium Income Municipal Fund

      Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                  TYPE OF ACCOUNT         NUMBER OF
PORTFOLIO MANAGER                    MANAGED              ACCOUNTS      ASSETS*
-------------------------------------------------------------------------------------
Cathryn Steeves       Registered Investment Company           67      $13.135 billion
                      Other Pooled Investment Vehicles        0       $0
                      Other Accounts                          0       $0

* Assets are as of May 31, 2006. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Portfolio manager compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of May 31, 2006, the S&P/Investortools Municipal Bond index was comprised of 46.875 securities with an aggregate current market value of $868 billion.

Base salary. Portfolio managers are paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Portfolio managers are also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he/she serves as portfolio manager relative to any benchmarks established for those accounts, his/her effectiveness in communicating investment performance to stockholders and their representatives, and his/her contribution to the NAM investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Portfolio managers are eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. The portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the May 31, 2006, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

------------------------------------------------------------------------------------------------------------------------
                                                                                                         DOLLAR RANGE OF
                                                                                           DOLLAR        EQUITY
                                                                                           RANGE OF      SECURITIES
                                                                                           EQUITY        BENEFICIALLY
                                                                                           SECURITIES    OWNED IN
                                                                                           BENEFICIALLY  THE REMAINDER
                                                                                           OWNED IN      OF NUVEEN
                                                                                           FUND          FUNDS MANAGED
                                                                                                         BY NAM'S
                                                                                                         MUNICIPAL
                                                                                                         INVESTMENT
NAME OF PORTFOLIO MANAGER  FUND                                                                          TEAM
------------------------------------------------------------------------------------------------------------------------
Cathryn Steeves            Nuveen Virginia Premium Income Municipal Fund                    $0           $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER BIO:

Cathryn Steeves, PhD is currently a portfolio manager for 68 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Cathryn has an undergraduate degree from Wake Forest University, an MA, MPhil and a PhD from Columbia University.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During this reporting period, the registrant's Board of Trustees implemented a change to the procedures by which shareholders may recommend nominees to the registrant's board of trustees by amending the registrant's by-laws to include a provision specifying the date by which shareholder nominations for election as trustee at a subsequent meeting must be submitted to the registrant. Shareholders must deliver or mail notice to the registrant not less than forty-five days nor more than sixty days prior to the first anniversary date of the date on which the registrant first mailed its proxy materials for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty days before the first anniversary date of the annual meeting for the preceding year and ends thirty days after such anniversary date (an annual meeting date outside such period being referred to as an "Other Annual Meeting Date" hereafter), the shareholder notice must be given no later than the close of business on the date forty-five days prior to such Other Annual Meeting Date or the tenth business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. The shareholder's notice must be in writing and set forth the name, age, date of birth, business address, residence address and nationality of the person(s) being nominated and the class or series, number of all shares of the registrant owned of record or beneficially be each such person(s), any other information regarding such person required by Item 401 of Regulation S-K or Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended, any other information regarding the person(s) to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees, and whether such shareholder believes any nominee is or will be an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended) of the registrant or sufficient information to enable the registrant to make that determination and the written and signed consent of the person(s) to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Virginia Premium Income Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: August 8, 2006
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: August 8, 2006
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: August 8, 2006
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.